As filed with the Securities and Exchange Commission on January 28, 2009

Securities Act Registration No. 33-10451

Investment Company Act Registration No. 811-4920

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 47	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 49	☒

(Check appropriate box or boxes)

WASATCH FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (801) 533-0777

(Name and Address of Agent for Service)	Copy to:
Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 31, 2009 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Prospectus

JANUARY 31, 2009	EQUITY FUNDS

WASATCH CORE GROWTH FUND

WASATCH EMERGING MARKETS SMALL CAP FUND

WASATCH GLOBAL OPPORTUNITIES FUND

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

WASATCH HERITAGE GROWTH FUND

WASATCH INTERNATIONAL GROWTH FUND

WASATCH INTERNATIONAL OPPORTUNITIES FUND

WASATCH MICRO CAP FUND

WASATCH MICRO CAP VALUE FUND

WASATCH SMALL CAP GROWTH FUND

WASATCH SMALL CAP VALUE FUND

WASATCH ULTRA GROWTH FUND

WASATCH-1ST SOURCE INCOME EQUITY FUND

WASATCH-1ST SOURCE LONG/SHORT FUND

BOND FUNDS (Sub-Advised)

WASATCH-HOISINGTON U.S. TREASURY FUND

WASATCH-1ST SOURCE INCOME FUND

WASATCH FUNDS, INC.

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

WASATCH FUNDS, INC.

PROSPECTUS

JANUARY 31, 2009

EQUITY FUNDS

WASATCH CORE GROWTH FUND®

WASATCH EMERGING MARKETS SMALL CAP FUND™

WASATCH GLOBAL OPPORTUNITIES FUND™

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND®

WASATCH HERITAGE GROWTH FUND®

WASATCH INTERNATIONAL GROWTH FUND®

WASATCH INTERNATIONAL OPPORTUNITIES FUND®

WASATCH MICRO CAP FUND®

WASATCH MICRO CAP VALUE FUND®

WASATCH SMALL CAP GROWTH FUND®

WASATCH SMALL CAP VALUE FUND®

WASATCH ULTRA GROWTH FUND®

WASATCH-1ST SOURCE INCOME EQUITY FUND

WASATCH-1ST SOURCE LONG/SHORT FUND

BOND FUNDS (SUB-ADVISED)

WASATCH-HOISINGTON U.S. TREASURY FUND®

WASATCH-1ST SOURCE INCOME FUND

This prospectus contains important information about the no-load mutual funds offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

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SUMMARY — Investment Objectives, Principal Strategies and Principal Risks	JANUARY 31, 2009

The information on the following pages describes the primary investment objectives, principal strategies and principal risks of investing in the Wasatch Funds as well as each Fund’s historical performance and expenses.

Management fees and net expenses for the Emerging Markets Small Cap, Global Opportunities, International Opportunities, Micro Cap and Micro Cap Value Funds are higher than those paid by most mutual funds. The management fees and net expenses for certain other Wasatch Funds are higher than those paid by many mutual funds. Please see “Fees and Expenses” for more information.

A Fund’s principal investment strategies are those Wasatch Advisors, investment advisor to Wasatch Funds, or the applicable investment sub-advisor believes are most likely to be important in trying to achieve the Fund’s primary investment objective. Each Fund may also employ strategies and invest in securities that are not described under principal strategies. Please see “Additional Information about the Funds” and the Statement of Additional Information (SAI) for a discussion of these strategies, securities and their risks.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

As with all mutual funds or investments, it is possible to lose money by investing in the Funds.

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WASATCH CORE GROWTH FUND (WGROX) — Summary

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income. The Fund’s investment objectives cannot be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in smaller growing companies at reasonable prices.

Under normal market conditions, we will invest at least 65% of the Fund’s net assets in the equity securities of growing companies. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.

The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as foreign companies and are not subject to this limitation.

We focus on companies that we consider to be high quality, and we use a process of “bottom-up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long term earnings growth rate.

As we analyze growing companies, we are most interested in finding:

•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long-term trends.
•	Strong financial health and controls.
•	Reasonable use of debt.
•	Attractive valuation.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. The stocks of smaller companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Smaller companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

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JANUARY 31, 2009

Growth Investing Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the Advisor, regardless of movements in the securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid changes due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences for various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

WHO SHOULD INVEST

We seek to limit volatility by investing in companies that we believe are stable and have the potential for consistent long-term growth. Nevertheless, the Fund will experience volatility and is best suited for long-term investors. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

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WASATCH CORE GROWTH FUND (WGROX)	JANUARY 31, 2009

WASATCH CORE GROWTH FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Core Growth Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 6/30/01	30.74%
Worst — 12/31/08	-27.03%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	10 Years
Wasatch Core Growth Fund
Return before taxes	-44.34%	-4.52%	5.99%
Return after taxes on distributions	-44.62%	-5.87%	4.81%
Return after taxes on distributions and sale of Fund shares	-28.82%	-3.35%	5.34%
Russell 2000 Index	-33.79%	-0.93%	3.02%

The table above allows you to compare the Fund’s performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks.

You cannot invest directly in the Index. The Index’s returns reflect no deductions for fees, expenses or taxes.

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WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Summary	JANUARY 31, 2009

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in small emerging market companies.

Under normal market conditions, we will invest at least 80% of the Fund’s assets in equity securities in companies with market capitalizations of less than $3 billion at the time of purchase that are domiciled in emerging market countries. Shareholders will be notified 60 days prior to any change in this policy.

We will generally consider emerging market countries to be those included in the MSCI EM Index or the S&P/IFCG Index, as well as other countries with similar emerging characteristics. We consider Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States to be developed countries.

When determining domicile we may consider different factors. For example, we may consider a company’s country of incorporation, inclusion in a particular index, primary exchange, geographic location of assets, and geographic sources of revenue. When looking at geographic sources of revenue, we will generally consider a company to be domiciled in an emerging market regardless of its country of incorporation or its primary listing exchange when the issuer has derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country. Similarly, when the majority of a company’s assets are located in an emerging market, we will generally consider the company to be domiciled in an emerging market regardless of its country of incorporation or its primary listing exchange.

We travel extensively outside of the U.S. to visit companies and expect to meet with their top management. We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.

As we analyze emerging market companies, we are most interested in finding:

•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long-term trends.
•	Strong financial health and controls.
•	Reasonable use of debt.
•	Expanding operating margins.
•	Substantial insider ownership.
•	Stable investment environment.
•	Attractive valuation.

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

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WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Summary

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Growth Investing Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the Advisor, regardless of movements in the securities markets.

Non-Diversification Risk. The Fund is non-diversified and can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. If the Fund invests in the securities of a few companies, it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid changes due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences for various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

WHO SHOULD INVEST

The Fund pursues an aggressive investment strategy designed for long-term investors who can tolerate the greater risks and volatility that are inherent with investing in emerging market small companies. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

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JANUARY 31, 2009

WASATCH EMERGING MARKETS SMALL CAP FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risk of investing in the Emerging Markets Small Cap Fund by showing the Fund’s performance for the last year.

Best and Worst Quarterly Returns

Best — 6/30/08	1.19%
Worst — 12/31/08	-32.16%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the year shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	Since Inception (10/1/07)
Wasatch Emerging Markets Small Cap Fund
Return before taxes	-57.08%	-49.87%
Return after taxes on distributions	-57.10%	-49.92%
Return after taxes on distributions and sale of Fund shares	-37.10%	-41.79%
MSCI Emerging Markets Small Cap Index	-58.23%	-50.73%

The table above allows you to compare the Fund’s performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The MSCI Emerging Markets Small Cap Index is a free floated-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. As of November 2008, the MSCI Emerging Markets Index consisted of the following 24 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. You cannot invest directly in the Index. The Index’s returns reflect no deductions for fees, expenses or taxes.

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WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in small and micro cap foreign and domestic companies.

Under normal market conditions, we will invest the Fund’s assets primarily in securities issued by companies domiciled in developed and emerging markets that have market capitalizations of less than $5 billion at the time of purchase. The Fund may also invest a significant portion of its total assets (up to 35% under normal market conditions) in securities issued by companies with market capitalizations greater than $5 billion at the time of purchase when we find larger companies that meet our investment criteria outlined below.

•	The Fund may invest a significant portion of its total assets in micro cap companies with market capitalizations below $1 billion (typically 30% to 90%).
•	The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States.
•

The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (typically 40 to 80%). Securities issued by foreign companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as “foreign companies” and are not, therefore, subject to this limitation.

•	The Fund may invest a significant portion of its total assets in securities issued by companies domiciled in emerging markets (typically 10% to 50%).

We consider emerging market countries to be those included in the MSCI EM Index or the S&P/IFCG Index, as well as other countries with similar emerging characteristics.

When determining domicile we may consider different factors. For example, we may consider a company’s country of incorporation, inclusion in a particular index, primary exchange, geographic location of assets, and geographic sources of revenue. When looking at geographic sources of revenue, we will generally consider a company to be domiciled in an emerging market regardless of its country of incorporation or primary listing exchange when the issuer has derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country. Similarly, when the majority of a company’s assets are located in an emerging market, we will generally consider the company to be domiciled in an emerging market regardless of its country of incorporation or its primary listing exchange.

We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe are the World’s Best Growth Companies. We travel extensively to visit companies and expect to meet with their top management. As we analyze growth companies for the Fund, we are most interested in finding:

•	Experienced, proven management team.
•	Sustainable competitive advantage that leads to a superior business model.
•	Potential for significant and sustained revenue and earnings growth.
•	Potential for expanding operating margins.
•	High return on capital and assets.
•	Market leadership and/or growing market share.
•	Barriers to competitive market entry.
•	Ability to capitalize on favorable long-term trends.
•	Attractive valuation relative to growth potential.
•	Substantial insider ownership.
•	Ability to generate sufficient cash flow to begin paying dividends within a five year window.

We may also invest in growth companies that we believe have hit a temporary setback and therefore have an appealing valuation relative to their long-term growth potential (we call these holdings “Fallen Angels”). As we look for Fallen Angels we are most interested in finding:

•	Low valuation as measured by price-to-book, enterprise value to revenue, enterprise value to EBITDA, and/or price-to-earnings relative to future potential.
•	Past demonstration of growth.
•	Past demonstration of high returns on capital and assets.
•	Experienced, proven management team.
•	Sustainable competitive advantage.
•	Companies that we believe can turn themselves around in less than two years, and once again show the desired growth characteristics previously described.

At times, we may invest in early stage companies with limited or no earnings history if we believe they have outstanding long-term growth potential. We may also invest in Initial Public Offerings (IPOs).

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. We may significantly shift Fund assets between asset classes, sectors, and geographic regions based on where we believe the best growth opportunities and valuations currently exist. The Fund may invest a large percentage of its assets in a few sectors or regions.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

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JANUARY 31, 2009

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Micro Cap and Small Company Stock Risk. The stocks of micro cap and small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Micro cap and small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of micro cap and small companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Early Stage Companies Risk. Early stage companies may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans, may not be successful in developing markets for their products or services and may remain an insignificant part of their industry. Stocks of early stage companies may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Growth Investing Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the Advisor, regardless of movements in the securities markets.

Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, or their prices may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

Non-Diversification Risk. The Fund is non-diversified and can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. If the Fund invests in the securities of a few companies, it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Initial Public Offering (IPOs) Risk. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with global investments in micro cap and small company stocks. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund’s performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns before and after taxes compared to a relevant benchmark. The Wasatch Global Opportunities Fund commenced operations on November 17, 2008 and does not have a full calendar year of performance.

11

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in domestic and foreign science and technology companies.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of science and technology companies. Shareholders will be notified 60 days prior to any change in this policy.

We define science and technology companies as those whose primary source of revenue is related to science or technology, such as companies that develop, produce or distribute products or services in the computer software, computer systems and components, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries. Science and technology companies are also those that develop, produce or advance technology for other non-science and technology related industries.

Typically, the Fund’s assets will be invested in at least three developed countries, including the U.S. The Fund may invest in securities issued by companies domiciled in emerging markets without limitation. Under normal market conditions, a significant portion of the Fund’s assets (typically between 30% and 80% at the time of purchase) will be invested outside the U.S.

We will use a process of “bottom up” fundamental analysis to invest in companies of any size. However, because science and technology are rapidly evolving, we expect to invest a significant portion of the Fund’s assets in early stage companies and small to mid-size companies with market capitalizations of less than $5 billion at the time of purchase.

We have defined two broad categories that we believe are critical to identifying science and technology companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that provide products or services related to science or technology.

What we look for in companies that possess valuable intellectual property:

•	Companies that have developed, invented or otherwise own or control patented, proprietary or leading technologies.
•	Technology that we believe has feasible applications with significant economic potential.
•	Superior management that we believe will be able to capitalize on the technology’s potential value.
•	Management that has a substantial ownership interest in the company.
•	Securities that we believe are rationally priced based on our assessment of the technology’s future prospects.

What we look for in companies that provide products or services related to science or technology:

•	Companies that are applying new technologies or using technology to gain a competitive advantage.
•	Companies that, in our opinion, have outstanding growth potential and can increase sales and earnings significantly faster than average companies.
•	Companies that are market leaders or potential market leaders in their industries.
•	Superior management that we believe will be successful in applying science or technology to gain a competitive advantage.
•	Management that has a substantial ownership interest in the company.
•	Superior financial characteristics and controls including high return on capital, strong cash flow and low use of debt.
•	Securities that we believe are rationally priced based on our assessment of a company’s current sales, earnings and growth rates.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S.

12

JANUARY 31, 2009

standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Smaller companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Technology and Science Risk. Technology companies can be significantly affected by obsolescence of existing technologies, short product cycles, falling prices and profits,

competition from new market entrants, and general economic conditions. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market. Science companies may be affected by the same risks as technology companies.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

WHO SHOULD INVEST

The Fund pursues an aggressive investment strategy designed for long-term investors who can tolerate the greater risks and volatility that are inherent with global investments in science and technology companies. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

13

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Summary	JANUARY 31, 2009

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Global Science & Technology Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 12/31/01	44.15%
Worst — 12/31/08	-30.07%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	Since Inception (12/19/00)
Wasatch Global Science & Technology Fund
Return before taxes	-52.75%	-7.08%	-1.92%
Return after taxes on distributions	-52.75%	-7.61%	-2.36%
Return after taxes on distributions and sale of Fund shares	-34.29%	-5.68%	-1.54%
Russell 2000 Technology Index	-42.24%	-8.46%	-10.23%
Nasdaq Composite Index	-44.10%	-5.23%	-10.56%

The table above allows you to compare the Fund’s past performance to that of market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Technology Index is a capitalization-weighted index of companies in the Russell 2000 Index that serve the electronics and computer industries or that manufacture products based on the latest applied science.

The Nasdaq Composite Index is a market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. Market-value weighted means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index.

You cannot invest directly in these Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

14

WASATCH HERITAGE GROWTH FUND (WAHGX) — Summary	JANUARY 31, 2009

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income. The Fund’s investment objectives can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in mid- and large-cap growing companies at reasonable prices.

Under normal market conditions, the Fund will primarily invest in the equity securities of growing companies with market capitalizations over $3 billion at the time of purchase.

The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as foreign companies and are not subject to this limitation.

We focus on companies that we consider to be high quality, and we use a process of “bottom up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long term earnings growth rate.

As we analyze growing companies, we are most interested in finding:

•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long-term trends.
•	Strong financial health and controls.
•	Reasonable use of debt.
•	Attractive valuation.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Smaller companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

15

WASATCH HERITAGE GROWTH FUND (WAHGX) — Summary

Growth Investing Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the Advisor, regardless of movements in the securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid changes due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences for various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with equity investments. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

16

JANUARY 31, 2009

WASATCH HERITAGE GROWTH FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Heritage Growth Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 6/30/07	7.15%
Worst — 12/31/08	-23.31%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	Since Inception (6/18/04)
Wasatch Heritage Growth Fund
Return before taxes	-37.60%	-4.78%
Return after taxes on distributions	-37.69%	-5.34%
Return after taxes on distributions and sale of Fund shares	-24.40%	-3.89%
Russell Midcap Growth Index	-44.32%	-3.36%
S&P 500 Index	-37.00%	-2.96%
Russell 1000 Growth Index	-38.44%	-4.21%

The table above allows you to compare the Fund’s performance to that of market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in these Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

17

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in foreign growth companies.

Under normal market conditions, we will invest the Fund’s assets primarily in securities issued by foreign companies domiciled in developed markets that have market capitalizations of less than $5 billion at the time of purchase.

The Fund may invest a significant amount of its total assets (typically between 20% and 50%) at time of purchase in securities issued by companies domiciled in emerging markets. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI AC World Ex-U.S.A. Small Cap Index.

We consider Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States to be developed countries.

We consider emerging market countries to be those included in the MSCI EM Index or the S&P/IFCG Index, as well as other countries with similar emerging characteristics. When determining domicile we may consider different factors. For example, we may consider a company’s country of incorporation, inclusion in a particular index, primary exchange, geographic location of assets, and geographic sources of revenue. When looking at geographic sources of revenue, we will generally consider a company to be domiciled in an emerging market regardless of its country of incorporation or primary listing exchange when the issuer has derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country. Similarly, when the majority of a company’s assets are located in an emerging market, we will generally consider the company to be domiciled in an emerging market regardless of its country of incorporation or its primary listing exchange.

We travel extensively outside of the U.S. to visit companies and expect to meet with their top management. We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.

As we analyze growing foreign companies, we are most interested in finding:

•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long term trends.
•	Strong financial health and controls.
•	Reasonable use of debt.
•	Attractive valuation.

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

18

JANUARY 31, 2009

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial, and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Growth Investing Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the Advisor, regardless of movements in the securities markets.

Early Stage Companies Risk. Early stage companies may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans, may not be successful in developing markets for their products or services and may remain an insignificant part of their industry. Stocks of early stage companies may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid changes due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences for various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

WHO SHOULD INVEST

The Fund pursues an aggressive investment strategy designed for long-term investors who can tolerate the greater risks and volatility that are inherent with investing in international growth companies. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

19

WASATCH INTERNATIONAL GROWTH FUND (WAIGX)	JANUARY 31, 2009

WASATCH INTERNATIONAL GROWTH FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the International Growth Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns*

Best — 6/30/03	22.07%
Worst — 9/30/08	-28.61%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	Since Inception (6/28/02)
Wasatch International Growth Fund
Return before taxes	-53.93%	-1.37%	3.81%
Return after taxes on distributions	-53.99%	-2.46%	2.93%
Return after taxes on distributions and sale of Fund shares	-35.06%	-0.60%	3.76%
MSCI World Ex-U.S.A. Small Cap Index	-48.03%	0.74%	5.66%
MSCI AC World Ex-U.S.A. Small Cap Index	-50.23%	2.08%	6.61%

*Prior to January 31, 2007, the Fund primarily invested in companies with market capitalizations of less than $2 billion at the time of purchase.

The table above allows you to compare the Fund’s past performance to that of market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States.

The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities.

You cannot invest directly in the Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

20

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Summary	JANUARY 31, 2009

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in foreign micro cap companies.

Under normal market conditions, we will invest the Fund’s assets primarily in securities issued by foreign companies domiciled in developed and emerging markets that have market capitalizations of less than $1 billion at the time of purchase. The Fund may invest a significant amount of its total assets (typically between 20% and 50%) at the time of purchase in securities issued by companies domiciled in emerging markets. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI AC World Ex-U.S.A. Small Cap Index.

We consider Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States to be developed countries.

We consider emerging market countries to be those included in the MSCI EM Index or the S&P/IFCG Index, as well as other countries with similar emerging characteristics. When determining domicile we may consider different factors. For example, we may consider a company’s country of incorporation, inclusion in a particular index, primary exchange, geographic location of assets, and geographic sources of revenue. When looking at geographic sources of revenue, we will generally consider a company to be domiciled in an emerging market regardless of its country of incorporation or primary listing exchange when the issuer has derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country. Similarly, when the majority of a company’s assets are located in an emerging market, we will generally consider the company to be domiciled in an emerging market regardless of its country of incorporation or its primary listing exchange.

We travel extensively outside of the U.S. to visit companies and expect to meet with their top management. We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.

As we analyze foreign micro cap companies, we are most interested in finding:

•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long term trends.
•	Strong financial health and controls.
•	Reasonable use of debt.
•	Attractive valuation.
•	Expanding operating margins.
•	Substantial insider ownership.
•	Stable investment environment.

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly

21

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Summary

volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Micro Cap and Small Company Stock Risk. The stocks of micro cap and small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Micro cap and small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of micro cap and small companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Early Stage Companies Risk. Early stage companies may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans, may not be successful in developing markets for their products or services and may remain an insignificant part of their industry. Stocks of early stage companies may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Growth Investing Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the Advisor, regardless of movements in the securities markets.

Non-Diversification Risk. The Fund is non-diversified and can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. If the Fund invests in the securities of a few companies, it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

WHO SHOULD INVEST

The Fund pursues an aggressive investment strategy designed for long-term investors who can tolerate the greater risks and volatility that are inherent with investing in international companies. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

22

JANUARY 31, 2009

WASATCH INTERNATIONAL OPPORTUNITIES FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the International Opportunities Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 12/31/06	16.46%
Worst — 9/30/08	-27.60%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	Since Inception (1/27/05)
Wasatch International Opportunities Fund
Return before taxes	-54.73%	-4.85%
Return after taxes on distributions	-54.80%	-6.19%
Return after taxes on distributions and sale of Fund shares	-35.58%	-3.65%
MSCI World Ex-U.S.A. Small Cap Index	-48.03%	-5.73%
MSCI AC World Ex-U.S.A. Small Cap Index	-50.23%	-3.80%

The table above allows you to compare the Fund’s past performance to that of market indexes.

After tax-returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalization between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States.

The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities.

You cannot invest directly in the Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

23

WASATCH MICRO CAP FUND (WMICX) — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. Income is an objective only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income. The Fund’s investment objectives cannot be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in growing micro cap companies.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of micro cap companies with market capitalizations of less than $1 billion at the time of purchase. Shareholders will be notified 60 days prior to any change in this policy.

The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as foreign companies and are not subject to this limitation.

We focus on companies that we consider to be high quality, and we use a process of “bottom up” fundamental analysis to look for individual companies that we believe have superior growth potential. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long term earnings growth rate.

As we analyze micro cap companies, we are most interested in finding:

•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long term trends.
•	Strong financial health and controls.
•	Reasonable use of debt.
•	Attractive valuation.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Micro Cap Company Risk. The stocks of micro cap companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Micro cap companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of micro cap companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Growth Investing Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks

24

JANUARY 31, 2009

also may fall or fail to appreciate as anticipated by the Advisor, regardless of movements in the securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid changes due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences for various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap companies. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

25

WASATCH MICRO CAP FUND (WMICX) — Summary	JANUARY 31, 2009

WASATCH MICRO CAP FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Micro Cap Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 12/31/01	30.08%
Worst — 12/31/08	-31.16%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	10 Years
Wasatch Micro Cap Fund
Return before taxes	-49.29%	-5.36%	10.35%
Return after taxes on distributions	-49.35%	-7.24%	7.74%
Return after taxes on distributions and sale of Fund shares	-32.04%	-3.70%	8.97%
Russell 2000 Index	-33.79%	-0.93%	3.02%
Russell Microcap Index	-39.78%	-5.44%	N/A

The table above allows you to compare the Fund’s performance to that of market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smallest 1,000 securities. The Index commenced operations after the Fund commenced operations.

You cannot invest directly in these Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

26

WASATCH MICRO CAP VALUE FUND (WAMVX) — Summary	JANUARY 31, 2009

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in micro cap companies.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of micro cap companies with market capitalizations of less than $1 billion at the time of purchase. Shareholders will be notified 60 days prior to any change in this policy.

The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as foreign companies and are not subject to this limitation.

The Fund may invest in initial public offerings.

While the Fund primarily invests in value companies, it may also invest in growth companies if the Advisor believes that current valuation is at a sufficient discount to the projected long term earnings growth rate.

We use a “bottom up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.

We look for companies that we believe will generally fall into one of four categories at the time of purchase:

•	Fallen Angels — Growth companies that have experienced a temporary setback and therefore have appealing valuation relative to their long term growth potential.
•	Value Momentum — Cheap valuation relative to history, but catalyst for future growth has been identified.
•	Undiscovered Gems — Attractive companies that have yet to be broadly discovered by Wall Street.
•	Hidden Value — Companies with assets or earnings potential that are not fully reflected in their stock prices.

As we analyze micro cap value companies, we are most interested in finding:

•	Catalyst for improved earnings growth.
•	New products or services that may increase revenue growth and market share.
•	Experienced top management with a substantial stake in the company’s future.
•	Low stock valuation as measured in a variety of ways, including: price-to-earnings ratio (P/E), price-to-sales ratio, price-to-book ratio, etc.
•	Potential to generate improved financial performance.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in periodic cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Micro Cap Company Risk. The stocks of micro cap companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Micro cap companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility

27

WASATCH MICRO CAP VALUE FUND (WAMVX) — Summary

of the Fund’s portfolio. The stocks of micro cap companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, or their prices may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

Initial Public Offering (IPOs) Risk. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid changes due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences for various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap value stocks. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

28

JANUARY 31, 2009

WASATCH MICRO CAP VALUE FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Micro Cap Value Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 3/31/06	17.65%
Worst — 12/31/08	-26.67%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	Since Inception (7/28/03)
Wasatch Micro Cap Value Fund
Return before taxes	-47.20%	-0.76%	2.79%
Return after taxes on distributions	-47.20%	-3.81%	0.46%
Return after taxes on distributions and sale of Fund shares	-30.68%	-0.81%	2.23%
Russell 2000 Index	-33.79%	-0.93%	2.23%
Russell Microcap Index	-39.78%	-5.44%	-0.99%

The table above allows you to compare the Fund’s performance to that of market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smallest 1,000 securities.

You cannot invest directly in the Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

29

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Summary

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income. The Fund’s investment objectives cannot be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in small growth companies.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of small companies with market capitalizations of less than $2.5 billion at the time of purchase. Shareholders will be notified 60 days prior to any change in this policy.

The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as foreign companies and are not subject to this limitation.

Within the Fund’s portfolio, we seek to create a blend of “core” companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and “high growth” companies that we believe have the potential to grow faster and more aggressively than core companies.

We use a “bottom up” process of fundamental analysis to look for individual companies that we believe have superior growth prospects. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

As we analyze “core” companies, we are most interested in finding:

•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long term trends.
•	Strong financial health.
•	Reasonable use of debt.
•	Attractive valuation.

As we analyze “high growth” companies, we are most interested in finding:

•	Potential for high revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	High return on capital.
•	Strong cash flow.
•	Reasonable use of debt.
•	Sound financial controls.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies.

30

JANUARY 31, 2009

Small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Growth Investing Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the Advisor, regardless of movements in the securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

WASATCH SMALL CAP GROWTH FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 12/31/01	31.95%
Worst — 12/31/98	-22.04%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	10 Years
Wasatch Small Cap Growth Fund
Return before taxes	-41.66%	-3.97%	5.80%
Return after taxes on distributions	-41.68%	-4.92%	4.57%
Return after taxes on distributions and sale of Fund shares	-27.04%	-2.91%	5.04%
Russell 2000 Growth Index	-38.54%	-2.35%	-0.76%
Russell 2000 Index	-33.79%	-0.93%	3.02%

The table above allows you to compare the Fund’s performance to that of market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks.

You cannot invest directly in these Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

31

WASATCH SMALL CAP VALUE FUND (WMCVX) — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income. The Fund’s investment objectives cannot be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in small companies.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities of small companies with market capitalizations of less than $2.5 billion at the time of purchase. Shareholders will be notified 60 days prior to any change in this policy.

The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as foreign companies and are not subject to this limitation.

The Fund may also invest in growth companies if the Advisor believes that current valuation is at a sufficient discount to the projected long-term earnings growth rate.

We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.

We look for companies that we believe will generally fall into one of four categories at the time of purchase:

•	Fallen Angels — Growth companies that have experienced a temporary setback and therefore have appealing valuation relative to their long term growth potential.
•	Value Momentum — Cheap valuation relative to history, but catalyst for future growth has been identified.
•	Undiscovered Gems — Attractive companies that have yet to be broadly discovered by Wall Street.
•	Hidden Value — Companies with assets or earnings potential that are not fully reflected in their stock prices.

As we analyze small cap value companies, we are most interested in finding:

•	Catalyst for improved earnings growth.
•	New products or services that may increase revenue growth and market share.
•	Experienced top management with a substantial stake in the company’s future.
•	Introduction of valuable new products and services.
•	Low stock valuation as measured in a variety of ways, including: price-to-earnings ratio (P/E), price-to-sales ratio, price-to-book ratio, market capitalization- to-revenue ratio, etc.
•	Potential to generate improved financial performance.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger

32

JANUARY 31, 2009

companies. Small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, or their prices may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid changes due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences for various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in small cap value stocks. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

33

WASATCH SMALL CAP VALUE FUND (WMCVX) — Summary	JANUARY 31, 2009

WASATCH SMALL CAP VALUE FUND*

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Small Cap Value Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns*

Best — 6/30/99	26.67%
Worst — 12/31/08	-34.04%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)*	1 Year	5 Years	10 Years
Wasatch Small Cap Value Fund
Return before taxes	-47.75%	-5.81%	7.79%
Return after taxes on distributions	-47.75%	-8.28%	5.88%
Return after taxes on distributions and sale of Fund shares	-31.04%	-4.26%	6.96%
Russell 2000 Value Index	-28.92%	0.27%	6.11%
Russell 2000 Index	-33.79%	-0.93%	3.02%

*Prior	to January 31, 2000 the Fund invested primarily in companies with market capitalizations of less than $300 million at the time of purchase.

The table above allows you to compare the Fund’s past performance to that of market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with lower price- to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks.

You cannot invest directly in these Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

34

WASATCH ULTRA GROWTH FUND (WAMCX) — Summary	JANUARY 31, 2009

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income. The Fund’s investment objectives cannot be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in smaller high growth companies.

Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities of rapidly growing companies. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.

The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as foreign companies and are not subject to this limitation.

We use a process of “bottom up” fundamental analysis to look for individual companies that we believe have above average potential for rapid earnings and price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.

As we analyze “high growth” companies, we are most interested in finding:

•	Potential for high revenue and earnings growth.
•	Experienced, proven management team.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long term trends.
•	Strong cash flow.
•	Reasonable use of debt
•	Sound financial controls.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Growth Investing Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the Advisor, regardless of movements in the securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it

35

WASATCH ULTRA GROWTH FUND (WAMCX) — Summary	JANUARY 31, 2009

may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

WHO SHOULD INVEST

The Fund pursues an aggressive strategy designed for long-term investors who can tolerate the greater risks and volatility inherent with investments in rapidly growing companies. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

WASATCH ULTRA GROWTH FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Ultra Growth Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 6/30/01	36.42%
Worst — 12/31/08	-31.56%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	10 Years
Wasatch Ultra Growth Fund
Return before taxes	-55.40%	-10.76%	1.53%
Return after taxes on distributions	-55.40%	-11.97%	0.01%
Return after taxes on distributions and sale of Fund shares	-36.01%	-8.29%	1.37%
Russell 2000 Growth Index	-38.54%	-2.35%	-0.76%

The table above allows you to compare the Fund’s past performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks.

You cannot invest directly in the Index. The Index’s returns reflect no deductions for fees, expenses or taxes.

36

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Summary	JANUARY 31, 2009

INVESTMENT OBJECTIVES

The Fund’s investment objectives are to seek capital appreciation and income. The Fund’s investment objectives can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets primarily in equity securities, including common stock and securities convertible into common stocks. The Fund typically invests in the securities of companies with market capitalizations of at least $100 million at the time of purchase, which we believe will pay above average dividends or interest.

The Fund may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase.

When evaluating a potential investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:

•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Credit Risk. Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund’s portfolio. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. The Fund could lose money if the issuer of a security is unable to meet its financial obligations.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, or their prices may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in value stocks. It is not appropriate for investors seeking a monthly income, short-term investors, or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The Fund commenced operations on December 15, 2008, upon the reorganization of the 1st Source Monogram Income Equity Fund, the Fund’s predecessor fund (the “Predecessor Fund”), into the Fund. With the reorganization, the Fund assumed the financial and performance

37

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Summary	JANUARY 31, 2009

history of the Predecessor Fund. The following tables provide an indication of the historical risk of an investment in the Fund (and Predecessor Fund’s for periods prior to December 15, 2008) by showing changes in the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) performance from year to year over a 10-year period and by showing how the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) average annual total returns for 1, 5, and 10 years compare to the returns of a broad-based securities market index. Past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. In addition, the Predecessor Fund was advised by a different investment adviser and subject to different expenses which may have produced different investment results. The Fund, however, has two portfolio managers, one of which was also the portfolio manager of the Predecessor Fund.

WASATCH-1ST SOURCE INCOME EQUITY FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 6/30/03	15.78%
Worst — 12/31/08	-19.38%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	10 Years
Wasatch-1st Source Income Equity Fund
Return before taxes	-31.14%	3.62%	6.44%
Return after taxes on distributions	-31.59%	2.26%	4.63%
Return after taxes on distributions and sale of Fund shares	-20.17%	2.89%	4.81%
Russell 1000 Value Index	-36.85%	-0.79%	1.36%

The table above allows you to compare the Fund’s performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 1000 Value Index is a widely recognized, unmanaged index that contains 1,000 securities with less than average growth orientation. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged total return-index of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in the Index. The Index’s returns reflect no deductions for fees, expenses or taxes.

38

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Summary	JANUARY 31, 2009

INVESTMENT OBJECTIVE

The Fund’s investment objective is capital appreciation. The Fund’s investment objective can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities by maintaining long equity positions and short equity positions.

Under normal market conditions, we will invest the Fund’s assets typically in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that we have identified as being undervalued (“long” equity positions) and we sell short those securities (“short” equity positions) that we have identified as being overvalued. The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, warrants and any rights to purchase common stocks.

The Fund may invest in fixed income securities consisting of corporate notes, bonds and debentures, including those that are rated less than investment grade at the time of purchase.

The Fund may at any time have either a net long exposure or a net short exposure to the equity markets and the Fund will not be managed to maintain either net long or net short market exposure.

The Fund may invest in early stage companies.

We believe that the best opportunities to make both short and long equity investments are when the market’s perception of the values of individual companies (measured by the stock price) differs widely from our assessment of the intrinsic values of such companies. We further believe that opportunities to invest in undervalued and overvalued stocks arise due to a variety of market inefficiencies including:

•	Changes in market participant psychology and circumstances.
•	Imperfect information.
•	Forecasts and projections by Wall Street analysts and company representatives that differ from experienced reality.

When evaluating a potential investment for the Fund, both long and short, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with particular emphasis on company fundamentals. The initial valuation review may include:

•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.

Investment opportunities may be further prioritized based upon metrics for market participant psychology including:

•	Money flow.
•	Insider activity.
•	Stochastics.
•	Relative strength.
•	Variation from moving averages.

Along with long positions, the Long/Short Fund intends to engage in short sales of securities of companies that we believe:

•	Have earnings that appear to be reflected in the current price.
•	Are likely to fall short of market expectations.
•	Are in industries exhibiting weaknesses.
•	Have poor management.
•	Are likely to suffer an event affecting long-term earnings.

The Fund is non-diversified meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions, although the value of short securities may rise in such circumstances. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Credit Risk. Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund’s portfolio. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. The Fund could lose money if the issuer of a security is unable to meet its financial obligations.

Market Direction Risk. Since the Fund has both a “long” and a “short” portfolio, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” stock fund. The Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions, or when there is a general stock market decline when the Fund holds significant “long” equity positions.

39

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Summary

Stock Selection Risk. While it may be the intent of the Advisor to take long positions in stocks that are undervalued and are expected to subsequently outperform the market and short positions in stocks that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

Short Sales Risk. There are certain unique risks associated with the use of short sales strategies. The Advisor may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. Moreover, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of smaller companies typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Early Stage Companies Risk. Early stage companies may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans, may not be successful in developing markets for their products or services and may remain an insignificant part of their industry. Stocks of early stage companies may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, or their prices may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Non-Investment Grade Securities Risk. High yield, or non-investment grade, securities (also known as “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

Non-Diversification Risk. The Fund is non-diversified and can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. If the Fund invests in the securities of a few companies, it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Portfolio Turnover Rate. The Fund’s portfolio turnover rate is expected to exceed 200%. This type of Fund has a high portfolio turnover that necessarily results in greater transaction costs and causes more short-term capital gains (or losses) to be realized. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in small-, mid- and large-cap value stocks. It is not appropriate for investors seeking safety of principal, a monthly income, short-term investors, or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The Fund commenced operations on December 15, 2008, upon the reorganization of the 1st Source Monogram Long/Short Fund, the Fund’s predecessor fund (the “Predecessor Fund”), into the Fund. With the reorganization, the Fund

40

JANUARY 31, 2009

assumed the financial and performance history of the Predecessor Fund. The following tables provide an indication of the historical risk of an investment in the Fund (and Predecessor Fund’s for periods prior to December 15, 2008) by showing changes in the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) performance from year to year and by showing how the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) average annual total returns for 1 and 5 years and the since inception period compare to the returns of a broad-based securities market index. Past performance before and after taxes, is not necessarily an indication of how the Fund will perform in the future. In addition, the Predecessor Fund was advised by a different investment adviser and subject to different expenses which may have produced different investment results. The portfolio managers of the Fund, however, were also the portfolio managers of the Predecessor Fund.

WASATCH-1ST SOURCE LONG/SHORT FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 6/30/07	6.08%
Worst — 12/31/08	-15.94%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	Since Inception on 8/1/03
Wasatch-1st Source Long/Short Fund
Return before taxes	-20.93%	0.65%	1.78%
Return after taxes on distributions	-21.73%	-0.72%	0.49%
Return after taxes on distributions and sale of Fund shares	-13.56%	-0.11%	0.89%
Citigroup Three-Month U.S. Treasury Bills Index	1.80%	3.09%	2.93%
S&P 500 Index	-37.00%	-2.19%	0.24%

The table above allows you to compare the Fund’s performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Citigroup Three-Month U.S. Treasury Bills Index is an unmanaged index generally representative of the U.S. money markets. It is an average of the last three-month U.S. Treasury bill issues (excluding the current month-end bill).

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries.

You cannot invest directly in the Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

41

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation. The Fund’s investment objective cannot be changed without shareholder approval.

PRINCIPAL STRATEGIES

In pursuit of the Fund’s investment objective, Hoisington Investment Management Company (HIMCO), the Fund’s Sub-Advisor will:

•

Typically invest at least 90% of the Fund’s total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities. Shareholders will be notified 60 days prior to any change in this policy.

•

Adjust the average maturity and effective duration of the Fund’s portfolio based on HIMCO’s assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of long term U.S. Treasury bonds (maturities longer than 20 years) relative to inflation.

•

Invest in long term U.S. Treasury bonds, including U.S. Treasury Strips (zero coupon Treasury securities), when HIMCO determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates.

•

Invest in U.S. Treasury bills or notes (maturities less than five years) when HIMCO determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.

Over the course of a business cycle, under normal market conditions:

•	The effective duration of the Fund’s holdings is expected to vary from less than a year to a maximum of 25 years.
•	The maturity of the Fund’s holdings will range from less than a year to a maximum of the longest maturity Treasury bonds available.
•	When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility.
•

The Fund’s portfolio turnover rate will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher transaction costs and may also result in taxable capital gains.

•	Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.

For more information, please see “Additional Information about the Funds”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. HIMCO seeks to limit credit risk by investing primarily in U.S. Treasury securities and in repurchase agreements collateralized by such securities. Unlike corporate bonds or government agency securities, all Treasury securities are direct obligations of the U.S. government and vary only in maturity and coupon. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are viewed as carrying minimal credit risk.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

When interest rates rise, the value of the Fund’s portfolio securities and its share price generally decline. The values of fixed-rate debt securities with maturities longer than 20 years (U.S. Treasury bonds) are more sensitive to changes in market interest rates than the values of securities with shorter maturities (U.S. Treasury bills or notes). If the Fund is invested in U.S. Treasury bonds or zero coupon U.S. Treasury securities, the Fund’s share price should be expected to have greater volatility during periods of changing market interest rates.

If HIMCO expects that interest rates will decrease, the average maturity of the portfolio can be extended to the maximum maturity of any existing Treasury issue. If interest rates are expected to increase, HIMCO may determine that a defensive policy is more appropriate, and may reduce the average maturity of the Fund’s portfolio to less than one year.

Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.

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JANUARY 31, 2009

Effective Duration. Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%. Similarly, if the interest rate increased 1% on a bond with an effective duration of 15 years, the bond would decline 15%. At a yield of 5%, the effective duration of the longest maturity U.S. Treasury bond is about 15 years. The effective duration of the longest maturity U.S. zero coupon bond is 29 years. If the interest rate increased 1%, the value of the longest maturity zero coupon bond would decline 29%. Similarly, if the interest rate decreased 1%, the value of the longest maturity zero coupon bond would increase 29%.

It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve.

Zero Coupon Treasury Securities Risk. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity. They are traded at a discount from their face value. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.

Repurchase Agreements Risk. As it pertains to the Fund, a repurchase agreement is a contract in which the seller of U.S. Treasury securities (a member of the Federal Reserve System or a recognized securities dealer) agrees to buy back the same securities (collateral) at a later date and at a predetermined price or yield. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

WHO SHOULD INVEST

The Fund is not a money market fund and is best suited for long-term investors who can tolerate wide share price fluctuations. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

43

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Summary	JANUARY 31, 2009

WASATCH-HOISINGTON U.S. TREASURY FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Wasatch-Hoisington U.S. Treasury Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 12/31/08	31.48%
Worst — 6/30/04	-6.61%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	10 Years
Wasatch-Hoisington U.S. Treasury Fund
Return before taxes	37.77%	13.00%	9.15%
Return after taxes on distributions	36.07%	11.54%	7.32%
Return after taxes on distributions and sale of Fund shares	24.33%	10.36%	6.75%
Barclays Capital Aggregate Bond Index	5.24%	4.65%	5.63%

The table above allows you to compare the Fund’s performance to that of a bond market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the Index, the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued.

You	cannot invest directly in the Index. The Index’s returns reflect no deductions for fees, expenses or taxes.

44

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Summary	JANUARY 31, 2009

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income consistent with the preservation of capital. The Fund’s investment objective can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund normally invests at least 65% of the Fund’s total assets in debt securities of all types, including corporate bonds, U.S. government bonds, and variable and floating rate securities.

Consistent with the Income Fund’s investment objective, 1st Source Corporation Investment Advisors, Inc. (“1st Source”) expects the Fund to:

•	invest substantially all, but in no event less than 65%, of the Fund’s total assets at the time of purchase in debt securities.
•

invest in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, income participation loans, guaranteed investment contracts, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. government.

•

typically invest in debt securities rated at the time of purchase within the four highest rating categories assigned by one or more nationally recognized statistical rating organizations (NRSROs) or, if unrated, those which the portfolio manager deems to be of comparable quality. The Fund may also invest up to 10% of its total assets in non-investment grade debt securities.

The Fund may engage in repurchase transactions, credit default swaps, forward contracts, and may also engage in futures transactions solely for hedging purposes and invest in options on futures. The Fund may also invest in other investment companies.

The Fund may purchase securities on a when-issued or delayed delivery basis, in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period.

It is anticipated that the Fund will have an average maturity of 3 1/2 years to 5 years and a duration of 2 1/2 years to 4 1/2 years.

For more information, please see “Additional Information about the Funds.”

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Credit Risk. Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund’s portfolio. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. The Fund could lose money if the issuer of a security is unable to meet its financial obligations.

Income Risk. Income risk refers to the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Fund’s current earnings rate.

Non-Investment Grade Securities Risk. High yield, or non-investment grade, securities (also known as “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back a convertible security at a time and price that is unfavorable to the Fund.

Ratings Agency Risk. Credit quality in the high yield securities market can change suddenly and unexpectedly, and

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WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Summary

even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of 1st Source, not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investments in such securities may be more dependent on 1st Source’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, 1st Source will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Repurchase Agreements Risk. As it pertains to the Fund, a repurchase agreement is a contract in which the seller of U.S. Treasury securities (a member of the Federal Reserve System or a recognized securities dealer) agrees to buy back the same securities (collateral) at a later date and at a predetermined price or yield. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

When-Issued Securities. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objective and strategies and not for investment leverage.

Investment Companies Risk. The Fund may invest in shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, and unit investment trusts and exchange traded funds noted below. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Derivatives Risk. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies or indexes. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund. Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Investments in derivatives also entail exposure to the credit and default risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indexes. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may engage in these derivative transactions to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates. The Fund may not fully benefit or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. Another risk of derivatives is counterparty risk — the risk that the counterparty to a derivative transaction will not perform its obligations — which could leave the Fund worse off than if it had not entered into the position.

Credit Default Swaps Risk. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio and its share price and yield. Swaps are subject to counterparty risk. The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty; for this reason the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Market Risk. Volatile financial markets can expose the Fund to greater market risk. The value of the securities in which the Fund invests may decline in response to developments affecting general economic conditions. Price changes may be temporary or last for extended periods.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who are looking to add a monthly income component to their portfolio, seeking higher potential returns than those provided by money market funds, and willing to accept the risks of price and dividend fluctuations.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The Fund commenced operations on December 15, 2008, upon the reorganization of 1st Source Monogram Income

46

JANUARY 31, 2009

Fund, the Fund’s predecessor fund (the “Predecessor Fund”), into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The following tables provide an indication of the historical risk of an investment in the Fund (and Predecessor Fund’s for periods prior to December 15, 2008) by showing changes in the Fund’s (and Predecessor Fund’s for periods prior to December 15, 2008) performance from year to year over a 10-year period and by showing how the Fund’s (and Predecessor Fund’s for periods prior to

December 15, 2008) average annual total returns for 1, 5, and 10 years compare to the returns of a broad-based securities market index. Past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. In addition, the Predecessor Fund was advised by a different investment adviser and subject to different expenses which may have produced different investment results. The portfolio manager of the Fund, however, was also the portfolio manager of the Predecessor Fund.

WASATCH-1ST SOURCE INCOME FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best —9/30/01	4.49%
Worst — 6/30/04	-2.20%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	5 Years	10 Years
Wasatch — 1st Source Income Fund
Return before taxes	3.54%	3.13%	4.23%
Return after taxes on distributions	2.11%	1.67%	2.47%
Return after taxes on distributions and sale of Fund shares	2.28%	1.81%	2.53%
Barclays Capital Intermediate U.S. Government/Credit Bond Index	5.08%	4.21%	5.43%

The table above allows you to compare the Fund’s performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

Barclays Capital Intermediate U.S. Government/Credit Bond Index (formerly the Lehman Brothers Intermediate U.S. Government/Credit Bond Index) is an unmanaged index generally representative of the performance of government and corporate bonds with maturities of less than 10 years.

You cannot invest directly in the Index. The Index’s returns reflect no deductions for fees, expenses or taxes.

47

WASATCH FUNDS — Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy, sell or hold shares of the Funds.

SHAREHOLDER FEES (paid directly from your investment)

All Wasatch Funds
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee from Redemption Proceeds (on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None
Annual IRA Maintenance Fee[1]	$12.50 per Fund
Outgoing Wire Transfer Fee	$15.00 each

ANNUAL FUND OPERATING EXPENSES2 (deducted from a Fund’s assets)

	Management Fee		Distribution (12b-1) Fee	Other Expenses	Dividend Expense on Short Sales	Acquired Fund Fees and Expenses[3]		Total Annual Fund Operating Expenses	Less Contractual Fee Waiver	Net Expenses
Core Growth Fund	1.00%		None	0.21%	—	—		1.21%	—	1.21%
Emerging Markets Small Cap Fund	1.75%		None	0.92%	—	0.02%		2.69%	0.57%	2.12%
Global Opportunities Fund	1.95%		None	0.66%	—	—		2.61%	0.36%	2.25%
Global Science & Technology Fund	1.50%		None	0.42%	—	—	[4]	1.92%	—	1.92%
Heritage Growth Fund	0.70%		None	0.31%	—	—		1.01%	0.06%	0.95%
International Growth Fund	1.50%		None	0.33%	—	—	[4]	1.83%	—	1.83%
International Opportunities Fund	1.95%	[5]	None	0.59%	—	—	[4]	2.54%	0.29%	2.25%
Micro Cap Fund	1.95%	[5]	None	0.16%	—	—		2.11%	—	2.11%
Micro Cap Value Fund	1.95%	[5]	None	0.35%	—	—	[4]	2.30%	0.05%	2.25%
Small Cap Growth Fund	1.00%		None	0.21%	—	—	[4]	1.21%	—	1.21%
Small Cap Value Fund	1.50%		None	0.26%	—	0.05%		1.81%	—	1.81%
Ultra Growth Fund	1.25%		None	0.28%	—	0.02%		1.55%	—	1.55%
Income Equity Fund	0.90%		None	0.17%	—	0.09%		1.16%	—	1.16%
Long/Short Fund	1.10%		None	0.26%	0.31%	—	[4]	1.67%	—	1.67%
U.S. Treasury Fund	0.50%		None	0.24%	—	—		0.74%	—	0.74%
Income Fund	0.55%		None	0.23%	—	0.04%		0.82%	—	0.82%

IMPORTANT

The management fees and net expenses for the Emerging Markets Small Cap, Global Opportunities, International Opportunities, Micro Cap and Micro Cap Value Funds are higher than those paid by most mutual funds. The management fees and net expenses for certain other Wasatch Funds are higher than those paid by many mutual funds.

[1]

Wasatch Funds IRAs of $10,000 or more per Fund are exempt. Fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all fund accounts where a full liquidation is made unless you have already paid the Annual IRA Maintenance Fee.

[2]

Other Expenses and Total Annual Operating Expenses are based on Fund expenses before any expense reimbursements by the Advisor. For the Global Opportunities Fund, which commenced operations on November 17, 2008, the expenses are based on estimated expenses for the Fund’s first full fiscal year. The Advisor has contractually agreed to reimburse the Core Growth, Global Opportunities, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds

48

JANUARY 31, 2009

for Total Annual Fund Operating Expenses in excess of 1.50%, 2.25%, 1.95%, 0.95%, 1.95%, 2.25%, 2.25%, 2.25%, 1.50%, 1.95%, 1.75%, and 0.75%, respectively, until at least January 31, 2010 (excluding interest, taxes, brokerage commissions, other investment related costs, Acquired Fund Fees and Expenses, Dividend Expense on Short Sales and extraordinary expenses). The Advisor has contractually agreed to reimburse the Emerging Markets Small Cap Fund for Total Annual Fund Operating Expenses in excess of 2.10% until at least January 31, 2010 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The expense limitation for the Emerging Markets Small Cap Fund will decrease to 2.05% when average net assets reach $50 million; to 2.00% when average net assets reach $100 million; and to 1.95% when average net assets of the Fund reach $150 million. Acquired Fund Fees and Expenses and Dividend Expense on Short Sales are also excluded from the contractual fee waiver. With respect to the Income Equity, Long/Short and Income Funds, Other Expenses and Total Annual Operating Expenses have been restated to reflect estimated expenses that were applicable following December 15, 2008, the date of the reorganization of the 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Long/Short Fund (each, a Predecessor Fund) into the Income Fund, Income Equity Fund and Long/Short Fund (each, a “New Fund”), respectively. With respect to the Long/Short Fund, Dividend Expense on Short Sales has also been restated following the date of the reorganization of its Predecessor Fund. The estimated expenses for the foregoing Funds are expected to be more representative of the ongoing actual expenses of the Funds than the expenses of its respective Predecessor Fund for the prior fiscal year. Actual fees and expenses for these Funds may be greater or less than those shown. The Advisor has contractually agreed to reimburse the Income Equity Fund for Total Annual Fund Operating Expenses in excess of 1.10% of average daily net assets until at least January 31, 2011 (excluding interest, taxes, brokerage commissions, other investment related costs, Acquired Fund Fees and Expenses, Dividend Expense on Short Sales and extraordinary expenses). The Advisor may rescind these contractual limitations on expenses at any time after their respective expiration dates.

There were no reimbursements during 2008 for the Core Growth, Global Science & Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth or U.S. Treasury Funds. See “Management Fees and Expense Limitations”.

[3]

For Funds that held Acquired Funds, the Total Annual Fund Operating Expenses may not equal the expense ratios stated in the Funds’ most recent Annual Report and Financial Highlights which reflect the operating expenses of each Fund and do not include Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses data was based upon publicly available information, which in certain cases may not include fees and expenses incurred by underlying investments owned by the Acquired Funds. Acquired Fund Fees and Expenses are estimated for the Global Opportunities Fund.

[4]	Represents amounts less than 0.01%.

[5]

Effective January 31, 2009, the management fee for the International Opportunities Fund, Micro Cap Fund and Micro Cap Value Fund has been reduced from 2.00% to 1.95%. The Annual Fund Operating Expenses have been revised to reflect to the respective reduction for each Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invested $10,000 in a Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Core Growth Fund	$123	$384	$665	$1,465
Emerging Markets Small Cap Fund	$215	$781	$1,374	$2,981
Global Opportunities Fund	$195	$603	$1,037	$2,243
Global Science & Technology Fund	$228	$777	$—	$—
Heritage Growth Fund	$97	$315	$552	$1,231
International Growth Fund	$186	$576	$991	$2,148
International Opportunities Fund	$228	$763	$1,324	$2,853
Micro Cap Fund	$214	$661	$1,134	$2,442
Micro Cap Value Fund	$228	$714	$1,226	$2,632
Small Cap Growth Fund	$123	$384	$665	$1,465
Small Cap Value Fund	$184	$570	$981	$2,127
Ultra Growth Fund	$158	$490	$846	$1,847
Income Equity Fund	$118	$368	$637	$1,408
Long/Short Fund	$170	$526	$907	$1,977
U.S. Treasury Fund	$76	$237	$412	$919
Income Fund	$84	$262	$456	$1,015

The above example reflects contractual fee waivers and reimbursements through January 31, 2010 for all Funds except the Income Equity Fund. The above example for the Income Equity Fund reflects contractual fee waivers and reimbursements through January 31, 2011.

49

WASATCH FUNDS — Additional Information About The Funds

The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, Income Equity Fund and Long/Short Fund are referred to as equity funds (each, an “Equity Fund,” and collectively, the “Equity Funds”).

INVESTMENT PROCESS

Securities for the Equity Funds are recommended by an experienced in-house research team. Each Fund’s portfolio manager seeks to ensure that investments are compatible with the Fund’s investment objective and strategies.

The research team uses “bottom-up” fundamental analysis to identify companies that they believe have outstanding investment potential. The research process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

SELLING SECURITIES

Decisions to sell securities are based on the best judgment of a Fund’s portfolio managers in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:

•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.

With respect to the Long/Short Fund, we may make a decision to close out a short position when:

•	The price of the security sold short has fallen to a point

where we will recognize a gain.

•	The price of the security sold short has risen to a point where we feel capital is unreasonably at risk, regardless of how we evaluate the security.

INVESTMENT STRATEGIES AND RISKS

The section below provides additional information about certain of the Funds’ principal risks and describes certain other applicable investment strategies and related risks. The Funds may use other techniques and invest in other securities and are subject to further restrictions and risks that are described in the SAI under the section entitled “Investment Strategies and Their Risks.”

Convertible Securities Risk. The Equity Funds may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to a Fund.

Early Stage Companies Risk. The Equity Funds may invest in early stage companies. Early stage companies may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans, may not be successful in developing markets for their products or services and may remain an insignificant part of their industry. Stocks of early stage companies may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Exchange Traded Funds (ETFs) Risk. The Equity Funds may invest in ETFs. These companies are investment companies that are bought and sold on a securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of the underlying securities that ETF is designed to track. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Foreign Securities Risk. The Equity Funds and the Income Fund may invest in foreign securities. Foreign securities may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S.

Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

50

JANUARY 31, 2009

Currency Risk. The U.S. dollar value of a Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While the Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Initial Public Offerings (IPOs) Risk. The Equity Funds may invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If a Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

OTHER INVESTMENT STRATEGIES

The Funds may use other investment strategies in addition to their principal strategies. For information about the more significant of these strategies and their risks see “Investment Strategies and Their Risks” in the SAI.

FUNDAMENTAL POLICIES

Certain policies of the Funds cannot be changed without a shareholder vote. These policies are described in the SAI.

CASH/TEMPORARY DEFENSIVE POSITIONS

If the research team is unable to locate attractive investment opportunities for the Equity Funds and the Income Fund, or when we consider market, economic or political conditions to be unfavorable for profitable investing, we may take temporary defensive positions that are inconsistent with an Equity Fund’s and the Income Fund’s principal investment strategies.

For example, we may temporarily increase a Fund’s cash position, invest a larger portion of its assets in money market instruments or repurchase agreements, or in the case of the Global Opportunities, Global Science & Technology, International Growth and International Opportunities Funds, invest in fewer than three countries. We reserve the right to invest all of a Fund’s assets in temporary defensive positions.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments or repurchase agreements, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Each Equity Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

To a lesser extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. The Long/Short Fund is expected to regularly enter into trades that will generate short term capital gains.

51

WASATCH FUNDS — Management

INVESTMENT ADVISOR AND SUB-ADVISORS

The investment advisor for Wasatch Funds is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and Wasatch Funds are located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of December 31, 2008, the Advisor had approximately $4.5 billion in assets under management.

The Advisor is responsible for investing Wasatch Funds’ assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds’ business affairs.

The Advisor has entered into a sub-advisory agreement with Hoisington Investment Management Company (“HIMCO”) to perform the duty of portfolio management of the U.S. Treasury Fund. The Advisor has entered into a sub-advisory agreement with 1st Source Corporation Investment Advisors, Inc. (“1st Source”) to perform the duty of portfolio management for the Income Fund.

HIMCO is a registered investment advisor that has been in business since 1980. The firm agreed to become the sub-advisor for the Wasatch-Hoisington U.S. Treasury Fund in 1996. HIMCO has offices at 1250 S. Capital of Texas Highway, Building 3, #600, Austin, TX 78746-6464.

HIMCO provides investment management services for individuals, pension and profit-sharing plans, trusts and estates, charitable organizations and corporations, and other business entities. As of December 31, 2008, HIMCO provided investment advice to 42 separately managed accounts and had approximately $6 billion in assets under management. HIMCO provides investment advice for fixed income securities, including U.S. government securities.

1st Source is a registered investment advisor that has been in business since 2001. 1st Source agreed to become the sub-advisor for the Income Fund in 2008. 1st Source has offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of its clients, assets of approximately $2.8 billion. 1st Source Bank has over 70 years of banking experience. As of December 31, 2008, 1st Source had approximately $2.6 billion in assets under management.

1st Source makes the day-to-day investment decisions for the Income Fund. In addition, 1st Source continuously reviews, supervises and administers the Income Fund’s investment program.

MANAGEMENT FEES AND EXPENSE LIMITATIONS

Each Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets. More detailed information about the Advisor’s investment advisory and service contracts with Wasatch Funds and the Advisor’s contract with each Sub-Advisor can be found in the SAI. A discussion regarding the basis for the Board of

Directors’ approval at its annual review of the Advisory and Service Contract with respect to the Funds (except the Global Opportunities Fund, Income Equity Fund, Long/Short Fund and Income Fund) and the Sub-Advisory Agreement with respect to the U.S. Treasury Fund at a meeting held on February 6, 2008, is available in the Funds’ Semi-Annual Report dated March 31, 2008.

A discussion regarding the basis for the Board of Directors’ approval of the Advisory and Service Contract with respect to the Equity Funds at a meeting held on January 28, 2009, (except the Income Equity, Long/Short and Income Funds) and U.S. Treasury Fund, the Advisory and Service Contract with respect to the Income Equity, Long/Short and Income Funds, the Sub-Advisory Agreement with respect to the U.S Treasury Fund, and the Sub-Advisory Agreement with respect to the Income Fund will be available in the Funds’ Semi-Annual Report dated March 31, 2009.

The following chart reflects the management fees paid by the Funds to the Advisor after taking into account any reimbursements during the most recent fiscal year, except as noted.

The Advisor has contractually agreed to limit the expenses of each Fund (except the Long/Short Fund and Income Fund) at least through January 31, 2010, to a certain percentage of average net assets computed on a daily basis, subject to the following. The Advisor has contractually agreed to limit the expenses of the Income Equity Fund at least through January 31, 2011, to a certain percentage of average net assets computed on a daily basis. Expense limits are shown in the following chart. The Advisor will pay all expenses, excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund Fees and Expenses and Dividend Expense on Short Sales are also excluded from the contractual fee limitation. The Advisor may rescind these contractual limitations on expenses any time after January 31, 2010 or January 31, 2011 for the Income Equity Fund.

Management fees and net expenses for the Emerging Markets Small Cap, Global Opportunities, International Opportunities, Micro Cap and Micro Cap Value Funds are higher than those paid by most mutual funds. The management fees and net expenses for certain other Wasatch Funds are higher than those paid by many mutual funds. Please see “Fees and Expenses” for more information.

Wasatch Fund	Annual Management Fees, Net of Reimbursements	Expense Limitations
Core Growth Fund	1.00%	1.50%
Emerging Markets Small Cap Fund*	1.75%	2.10%
Global Opportunities Fund**	1.59%	2.25%
Global Science & Technology Fund	1.50%	1.95%
Heritage Growth Fund	0.64%	0.95%
International Growth Fund	1.50%	1.95%
International Opportunities Fund	1.66%	2.25%
Micro Cap Fund	1.95%	2.25%
Micro Cap Value Fund	1.90%	2.25%
Small Cap Growth Fund	1.00%	1.50%

52

JANUARY 31, 2009

Wasatch Fund	Annual Management Fees, Net of Reimbursements	Expense Limitations
Small Cap Value Fund	1.50%	1.95%
Ultra Growth Fund	1.25%	1.75%
Income Equity Fund***	0.90%	1.10%
Long/Short Fund***	1.10%	—
U.S. Treasury Fund†	0.50%	0.75%
Income Fund††	0.55%	—

*	The expense limitation for the Emerging Markets Small Cap Fund will decrease to 2.05% when average net assets reach $50 million; to 2.00% when average net assets reach $100 million; and to 1.95% when average net assets of the Fund reach $150 million. The decrease will take effect on the first day of the quarter after the Fund’s assets reach such threshold. After Fund assets reach a particular threshold, the expense limitation will remain at the applicable percentage even if the Fund’s assets subsequently decrease below the required level.

**	Contractual management fee. The Global Opportunities Fund commenced operations on November 17, 2008.

***	The 1st Source Monogram Income Equity Fund, the Predecessor Fund to the Income Equity Fund, paid an advisory fee of 0.80% of the fund’s average daily net assets to its investment adviser, 1st Source Corporation Investment Advisors, Inc. (“1st Source”), during its last fiscal year ended September 30, 2008. The 1st Source Monogram Long/Short Fund, the Predecessor Fund to the Long/Short Fund, paid an advisory fee of 1.10% of the fund’s average daily net assets to its investment adviser, 1st Source, during its last fiscal year ended September 30, 2008.

†

The U.S. Treasury Fund is managed by HIMCO. Under a sub-advisory agreement between the Advisor and HIMCO, the Advisor has agreed to pay HIMCO a management fee, which is currently equal to 0.25% of such Fund’s daily net assets. HIMCO may voluntarily waive a portion or all of its fee which would result in the Advisor receiving a larger percentage of its advisory fee and may reimburse the Advisor for certain expenses.

††

The Income Fund’s portfolio is managed by a sub-advisor, 1st Source. Under a sub-advisory agreement between the Advisor and 1st Source, the Advisor has agreed to pay 1st Source a management fee, which is currently equal to 0.52% of the Fund’s daily net assets. The 1st Source Monogram Income Fund, the Predecessor Fund to the Income Fund paid an advisory fee of 0.55% of the fund’s average daily net assets to its investment adviser, 1st Source, during its last fiscal year ended March 31, 2008. 1st Source may voluntarily waive a portion or all of its fee which would result in the Advisor receiving a larger percentage of its advisory fee and may reimburse the Advisor for certain expenses.

PORTFOLIO MANAGEMENT

All Wasatch Funds (except the Income and U.S. Treasury Funds) are managed using a team approach. The Wasatch research team consists of the Chief Investment Officer, 17 portfolio managers and 12 securities analysts. The lead portfolio managers are responsible for making investment decisions for their respective Funds in accordance with each Fund’s investment objective and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individuals listed in the table below are primarily responsible for the day-to-day management of the respective Fund.

Name of Fund	Lead Portfolio Manager(s)
Core Growth Fund	JB Taylor and Paul Lambert
Emerging Markets Small Cap Fund	Roger D. Edgley, CFA and Laura Geritz

Name of Fund	Lead Portfolio Manager(s)
Global Opportunities Fund	Robert Gardiner, CFA and Blake H. Walker
Global Science & Technology Fund	Samuel S. Stewart, Jr., PhD, CFA
Heritage Growth Fund	Christopher D. Bowen and Ryan Snow
International Growth Fund	Roger D. Edgley, CFA
International Opportunities Fund	Roger D. Edgley, CFA and Blake H. Walker
Micro Cap Fund	Daniel Chace, CFA
Micro Cap Value Fund	Brian Bythrow, CFA and John Malooly, CFA
Small Cap Growth Fund	Jeff Cardon, CFA
Small Cap Value Fund	Jim Larkins
Ultra Growth Fund	Ajay Krishnan, CFA
Income Equity Fund	Ralph Shive, CFA Michael Shinnick
Long/Short Fund	Michael Shinnick, CFA Ralph Shive

HIMCO and 1st Source, under the supervision of the Advisor, are responsible for making investment decisions for the U.S. Treasury Fund and the Income Fund, respectively. The individuals listed below are primarily responsible for the day-to-day portfolio management of the respective Fund.

Name of Fund	Portfolio Manager
U.S. Treasury Fund	Van Robert Hoisington
Income Fund	Paul Gifford, CFA

Samuel S. Stewart, Jr., PhD, CFA has served as President of Wasatch Funds since 1986, Chairman of the Board from 1986 through 2004 and Chairman of the Board of the Advisor since 1975. He has been the lead portfolio manager for the Wasatch Strategic Income Fund since February 2006 and the Global Science & Technology Fund since May 2008. Dr. Stewart earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of finance at the University of Utah.

Jeff Cardon, CFA is President, Treasurer and a Director of the Advisor. He has been the lead portfolio manager for the Wasatch Small Cap Growth Fund since 1986. Mr. Cardon joined the Advisor in 1980. He holds a Bachelor of Science in Finance from the University of Utah.

Christopher D. Bowen has been a lead portfolio manager for the Wasatch Heritage Growth Fund since 2004. He joined the Advisor in 2001. Prior to joining the Advisor, Mr. Bowen earned a Master in Business Administration from the University of Maryland. From 1996 to 1999, he worked in Washington, D.C. as an analyst with the Financial Institutions Regulatory Group of the law firm Skadden, Arps, Slate, Meagher & Flom LLP. He received a Bachelor of Arts in Economics from St. Mary’s College of Maryland where he graduated Summa Cum Laude.

Brian Bythrow, CFA has been a lead portfolio manager for the Wasatch Micro Cap Value Fund since 2003 and the Wasatch Heritage Value Fund since August 2007. He joined the Advisor in 2003. Since 1998 and prior to joining the Advisor, Mr. Bythrow was the portfolio manager for the 1st

53

WASATCH FUNDS — Management

Source Monogram Special Equity Fund. He earned a Master of Business Administration from California State University in Sacramento and a Bachelor of Science in Social Sciences from the United States Air Force Academy.

Daniel Chace, CFA has been a lead portfolio manager for the Wasatch Micro Cap Fund since 2004. He joined the Advisor in 2002. Prior to joining the Advisor, Mr. Chace earned a Master in Business Administration from Harvard Business School. Before entering business school in 2000, he worked in New York City as an equities analyst following Latin American financial institutions at J.P. Morgan Securities Inc. From 1999 to 2000, he was the lead Latin American financial institutions analyst at SG Cowen Securities Corporation. Mr. Chace received a Bachelor of Arts in Cultural Anthropology from Pomona College.

Roger D. Edgley, CFA has been a lead portfolio manager for the Wasatch International Growth Fund since January 2006, the Wasatch International Opportunities Fund since 2005 and the Wasatch Emerging Markets Small Cap Fund since October 2007. Mr. Edgley is also the Director of International Research for the Advisor. Prior to joining the Advisor in 2002, Mr. Edgley was a principal, director of international research and portfolio manager for Liberty Wanger Asset Management in Chicago, which managed the Acorn Funds. He was a co-manager of the Acorn Foreign Forty Fund. Liberty Financial acquired Wanger Asset Management in 2000. Mr. Edgley joined Wanger Asset Management as an equities analyst in 1994 to cover the firm’s Asia (ex-Japan) portfolio that included the markets of Hong Kong, Singapore, Malaysia, Taiwan, Indonesia, Thailand and Korea. Mr. Edgley is a native of the United Kingdom and earned a Bachelor of Science with honors in Psychology from the University of Hertfordshire, a Master of Arts in Philosophy from the University of Sussex and a Master of Science in Social Psychology with Statistics from the London School of Economics.

Robert Gardiner has been a portfolio manager for the Wasatch Global Opportunities Fund since it launched in 2008. Previously, he was the lead portfolio manager on the Micro Cap Fund from its inception in 1995 through 2007. Mr. Gardiner was also instrumental in launching the Wasatch Small Cap Value and Micro Cap Value Funds and served as a Portfolio Manager on both. Mr. Gardiner joined Wasatch Advisors in 1981 and has spent his entire career in the field of investment management. He served as a Director of Wasatch Advisors from 1994 to 2007 and the Director of Research from 2005 to 2007. Mr. Gardiner relinquished his administrative duties in 2008 to focus solely on analyzing investments and managing the Global Opportunities Fund. Mr. Gardiner graduated magna cum laude from the University of Utah with a Bachelor of Arts in Mathematics and a Bachelor of Science in Physics, with minors in French and Chemistry.

Laura Geritz has been a portfolio manager for the Emerging Markets Small Cap Fund since 2009. She joined the Advisor in 2006 as a Senior Equities Analyst for the Wasatch International Growth and International Opportunities Funds. Before joining the Advisor, Ms. Geritz worked as a Senior Analyst for Mellon Corporation where she made investment recommendations for two of the company’s small cap growth funds. Prior to joining Mellon Corporation, Ms. Geritz spent four years analyzing securities for various products at American Century Investments, where her stock selections represented approximately 1/3 of the assets held in each mid cap growth portfolio. Ms. Geritz graduated with honors from The University of Kansas with a Bachelor of Arts in Political Science and History. Later, she earned a masters degree in East Asian Languages & Cultures. Before completing her masters, Laura spent one year in Japan.

Ajay Krishnan, CFA has been a lead portfolio manager for the Wasatch Ultra Growth Fund since 2000. He served as a portfolio manager for the Global Science & Technology Fund from 2000 through January 2007. Mr. Krishnan joined the Advisor in 1994. He holds a Master’s degree in business from Utah State University and a Bachelor of Science in Physics with a minor in Mathematics from Bombay University.

Paul Lambert has been a lead portfolio manager for the Wasatch Core Growth Fund since 2005. He joined the Advisor in 2000. From 1999 until joining the Advisor, he worked for Fidelity Investments. Mr. Lambert holds a Bachelor of Science in Finance from the University of Utah.

Jim Larkins has been a lead portfolio manager for the Wasatch Small Cap Value Fund since 1999. Mr. Larkins joined the Advisor in 1995. He holds a Master’s degree in Business and a Bachelor of Arts in Economics from Brigham Young University.

John Malooly, CFA has been a lead portfolio manager for the Wasatch Micro Cap Value Fund since 2003. He joined the Advisor in 1997 from UMB Fund Services, Inc. (formerly Sunstone Financial Group), the transfer agent for Wasatch Funds. Mr. Malooly holds a Bachelor of Science in Business Administration from Marquette University.

Ralph Shive, CFA, has been a lead portfolio manager for the Income Equity Fund and the Long/Short Fund since these Funds commenced of operations in December 2008. Mr. Shive joined the Advisor at that time. Mr. Shive was a portfolio manager of the 1st Source Monogram Income Equity Fund (the Predecessor Fund to the Income Equity Fund) from September 1996 until December 2008. Mr. Shive served as Vice President and Chief Investment Officer of 1st Source from April 1998 through December 2008 and served as Investment Officer of 1st Source Bank from September 1989 through December 2008. Mr. Shive has worked as an analyst and portfolio manager for over 30 years after receiving his Bachelor of Arts from Southern Methodist University.

Michael Shinnick has been a lead portfolio manager of the Long/Short Fund and Income Equity Fund since these Funds commenced of operations in December 2008. Mr. Shinnick joined the Advisor at that time. Mr. Shinnick was a portfolio manager of the 1st Source Monogram Long/Short Fund (the Predecessor Fund to the Long/Short Fund) from its inception in August 2003 through December 2008. Mr. Shinnick served as a Portfolio Manager of 1st Source Corporation Investment Advisors, Inc. from May 2003 through December 2008. From 1994 to 2000, Mr. Shinnick was a

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JANUARY 31, 2009

principal and then a partner with Diamond Technology Partners, Inc., Chicago, Illinois, a global management consulting firm. From 2000 to 2001, Mr. Shinnick was an officer of Zurich Financial Services, Inc., New York, New York, in its Z-COSM venture group. From 2002 to May 2003, Mr. Shinnick was a private investor. Mr. Shinnick received a Bachelor of Arts from the University of Notre Dame.

Ryan Snow has been a lead portfolio manager for the Wasatch Heritage Growth Fund since 2004. He joined the Advisor in 2000. Mr. Snow worked for Fidelity Investments from 1999 until he joined the Advisor. He holds a Bachelor of Science in Finance from the University of Utah.

JB Taylor has been a lead portfolio manager for the Wasatch Core Growth Fund since 2000. Mr. Taylor joined the Advisor in 1996. He holds a Bachelor of Science in Industrial Engineering from Stanford University.

Blake H. Walker has been a lead portfolio manager for the Wasatch International Opportunities Fund since January 2006 and the Wasatch Global Opportunities Fund since November 2008. He joined the Advisor in 2002. Mr. Walker graduated from Brigham Young University in 2002 with a Bachelor of Science in Accounting. A native of Toronto, Canada, Mr. Walker also spent nearly two years living in France and is fluent in French.

Van Robert Hoisington has been the portfolio manager of the Wasatch-Hoisington U.S. Treasury Fund since 1996. In addition, he has served as President and Senior Investment Officer of HIMCO since he founded the firm in 1980. Mr. Hoisington received a Bachelor of Arts degree from the University of Kansas and a Master’s degree in business from Fort Hays Kansas University.

Paul Gifford, CFA serves as Chief Investment Officer and Vice President of 1st Source and joined 1st Source Bank in April 2000. He has been the portfolio manager of the Income Fund since the Fund commenced operations in December 2008. Mr. Gifford served as the portfolio manager of the 1st Source Monogram Income Fund (the Predecessor Fund) from April 2000 through December 2008. From December 1990 to April 2000, Mr. Gifford served as assistant Vice President, Portfolio Manager and Product Manager with Bremer Trust, N.A., after receiving his Bachelor of Science from the University of Minnesota-Mankato.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

SERVICE PROVIDERS

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for the U.S. Treasury Fund

Hoisington Investment Management Co.

1250 S. Capital of Texas Highway

Building 3, #600

Austin, TX 78746-6464

Sub-Advisor for the Income Fund

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

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WASATCH FUNDS — Shareholder’s Guide

INVESTMENT MINIMUMS

New Accounts	$2,000

New Accounts with an Automatic Investment Plan	$1,000

Individual Retirement Accounts (IRAs)	$1,000

Coverdell Education Savings Accounts	$1,000

Make checks payable to Wasatch Funds

HOW TO CONTACT WASATCH

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.

MAIL

REGULAR MAIL DELIVERY

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

OPEN A NEW ACCOUNT

For policies governing the following transactions and services, please see “Account Policies”.

New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.

ONLINE

Visit Wasatch Funds’ web site, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.

Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

TELEPHONE

Complete the appropriate application and call for instructions on how to open an account via wire.

MAIL

Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check.

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JANUARY 31, 2009

PURCHASE SHARES FOR AN EXISTING ACCOUNT

ONLINE

If you have previously established bank information, you may add to your account in amounts of $100 or more.

TELEPHONE

You may add to your account via electronic funds transfer in amounts of $100 up to $50,000 ($100,000 for corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).

MAIL

Complete the additional investment form from your statement or write a note that includes the name of the Fund, name of the account and the account number. Mail the form or note and a check.

WIRE

Have your bank send your investment to:

•	UMB Bank, N.A.
•	ABA Number 101000695

For credit to Wasatch Funds

•	Account Number 987-060-9800

For further credit to:

•	Wasatch (name of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number

AUTOMATICALLY

Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

The minimum for subsequent automatic investments is $50 per month or $100 per quarter.

SELL (REDEEM) SHARES

GENERAL

•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.

ONLINE

You may sell shares in amounts of $500 up to $50,000.

TELEPHONE

You may sell shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.

MAIL

Send Wasatch Funds a letter that includes:

•	Your name
•	The Fund(s) name
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)

For IRA accounts, please obtain an IRA Distribution Form from our web site or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

AUTOMATICALLY

Systematic Withdrawal Plan — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

This plan allows you to make monthly, quarterly, semiannual or annual redemptions of $50 or more.

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WASATCH FUNDS — Account Policies

WHY WASATCH CLOSES OR RE-OPENS FUNDS

The Advisor periodically closes certain Wasatch Funds to control asset levels.

We will close a Fund when we feel it is necessary to preserve the integrity of the Fund’s investment strategies. Closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies. We believe closing Funds is in the best interest of our shareholders.

Wasatch has two levels of closed Funds, sometimes referred to as “soft closed” and “hard closed.” A “soft closed” fund permits existing shareholders of that Fund to make additional investments in that Fund, but it is closed to new investors. A “hard closed” fund is closed to all investors.

In closing a Fund, the Advisor may well be foregoing potential revenue in order to protect the Fund’s investment objectives. We decide to close Funds because the alternatives to closing a Fund would likely result in diminishing the effectiveness of the Fund’s investment strategies. These alternatives include:

1)	Increase position sizes — which may be difficult to accomplish and could increase the overall risk of the fund.
2)	Invest in a longer list of names — which may dilute the manager’s best investment ideas.
3)	Invest in larger companies — which could be a departure from the Fund’s intended strategy.

Conversely, when the assets of a closed Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may re-open the Fund.

The Advisor also manages separate account portfolios that are similar in composition to some of the Wasatch Funds. We carefully consider many business factors including aggregate assets in Funds and separate accounts when deciding to close or open Funds.

As described in more detail in the SAI, the Advisor retains the right to make investor exceptions to closed Funds.

HOW WASATCH CLOSES OR REOPENS FUNDS

Fund closings or reopenings will be posted on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings at least two weeks prior to the effective date of the closing. You may sign up on the Funds’ web site to receive an electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.

Each change in a Fund’s status also will be filed electronically with the Securities and Exchange Commission (SEC). Please see “Other Important Information” for more information about how to view or obtain copies of documents filed with the SEC.

POLICIES TO PREVENT MARKET TIMING

Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

Wasatch Funds are intended as long-term investments. Therefore, the Funds’ Board of Directors has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange, at any time, for any reason.

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting.

The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, the Funds execute agreements with intermediaries that obligate them to provide certain shareholder data so the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased Funds through financial intermediaries that do not execute the new information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.

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JANUARY 31, 2009

REQUIRED INFORMATION

Federal regulations may require the Funds to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

INVESTMENT MINIMUMS

•	If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.
•	The minimum initial investment for Individual Retirement Accounts (IRAs), Education Savings Accounts and regular accounts opened with an automatic investment plan is $1,000.
•

Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly or $100 quarterly.

•	The Funds reserve the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF REGULAR ACCOUNTS

•	Individual or Joint Ownership
•	Gift to Minor
•	Corporation, Partnership, Trust or Other Entity

TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

•	Traditional IRA
•	Rollover IRA
•	Roth IRA
•	SEP-IRA
•	SIMPLE IRA
•	Section 403(b)(7) Plan

TYPES OF EDUCATION SAVINGS PLANS

•	Coverdell Education Savings Account

PREMIER SERVICES

Shareholders who purchase shares directly through Wasatch Funds and maintain a combined balance in their accounts of more than $250,000 for three consecutive months may qualify for additional benefits as a member of Wasatch Premier Services. These benefits include:

•	Priority e-mail notification of new and reopened Funds.
•	Written quarterly comments from Wasatch portfolio managers.
•	Option to receive monthly statements.
•	Exemptions for outgoing wire and IRA fees.
•	Access to a personal relationship manager.
•	Shareholders with account balances greater than $500,000 receive detailed quarterly investment reports.
•	Accounts that drop below the $250,000 minimum due to shareholder redemptions will no longer be eligible for Premier Services.
•	The Funds reserve the right to modify Premier Services eligibility requirements, benefits or services at any time.

NO CANCELLATIONS

Please place your transactions with care. The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

PURCHASING SHARES

•	There are no sales charges to purchase shares of the Funds.
•	The purchase price of your shares will be determined the next time the Funds’ share prices are calculated after the transfer agent receives your request in good order.
•	Purchases must be made in U.S. dollars.
•	The Funds do not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•

The Funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the WA-Federated Money Market Account (Money Market Fund).

•

Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the transfer agent.

•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•

When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent receives your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Funds due to incorrect bank information.

•	A $20 fee will be assessed if your online purchase cannot be made for any reason. See also “Insufficient Funds Policy”.

SELLING (REDEEMING) SHARES

•	You may request that the Funds redeem all or a portion of your shares.

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WASATCH FUNDS — Account Policies

•	The price of shares you redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent receives your request in good order.
•

Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.

•	You may redeem shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) online or by telephone.
•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	The Funds do not accept redemption requests made via fax.
•	The Funds will mail a check to the address on your account within seven days after the transfer agent receives your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	The Funds can delay payment of redemption proceeds for up to seven days at any time.
•

Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the transfer agent.

•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Funds reserve the right to redeem in kind.
•	The Funds reserve the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances”.
•	Redeeming shares may result in a taxable capital gain or loss.
•

Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

REDEMPTION FEE

•	The Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee.
•	The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading.
•	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.
•	Shares transferred from one shareholder to another shareholder retain the transferer’s “age” of the shares in the hand of the transferor.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through the Systematic Withdrawal Plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•

The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with the anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened.

•

The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Directors.

•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
•

The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.

•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than two months.
•

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

•

The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are

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JANUARY 31, 2009

designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

•

The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

HOW FUND SHARES ARE PRICED

•

The Funds’ share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent receives your request in good order.

•

A Fund’s share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of Fund shares outstanding.

•	The Funds’ share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•

The Funds’ share prices will not be calculated on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

•

The Funds’ investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. To the extent the Funds invest in registered open-end investment companies (other than exchange traded funds), such investments are valued based on the net asset value of such funds and the prospectuses of such funds will explain the circumstances under which these companies will be using fair value pricing and the effects of using fair value pricing.

•

If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the joint Pricing Committee of the Advisor and the Funds with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures.

•	A Fund’s investments will be valued at fair value by or with the oversight of the joint Pricing Committee of the

Advisor and the Funds if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, if on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Directors) exceeds a certain threshold, then each foreign security held by the Funds will be fair valued by using a value determined by an independent pricing agent (based upon changes in certain markets, indexes and/or securities) rather than using the last closing price of such foreign security on its principal overseas market or exchange.

•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value a fund would have received if it had sold the investment.
•

The Funds may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

MEDALLION SIGNATURE GUARANTEE

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.

Medallion signature guarantees are required by Wasatch Funds in the following cases:

•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $50,000 ($100,000 for corporate accounts).
•	To request a wire transfer or ACH of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family if required by the receiving fund.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the certified legal documents showing the name change).
•	To add telephone privileges.

The Funds reserve the right to require a Medallion signature guarantee under other circumstances.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically com-

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WASATCH FUNDS — Account Policies

mercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

A Medallion signature guarantee may not be provided by a notary public.

AUTOMATIC INVESTMENT PLAN (AIP)

•	Online, the AIP may be referred to as a pre-authorized draft or PAD.
•	Automatic purchases of Fund shares can be made for as little as $50 per month or $100 per quarter. The Funds do not currently charge a fee for this service.
•	You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
•	Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
•	Your financial institution must be a member of the Automated Clearing House (ACH).
•

When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase shares for your Fund account.

•	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
•	Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

•	You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
•

You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

•	You may terminate the SWP at any time without charge or penalty.
•	The Funds may terminate or modify the plan after 60 days’ written notice to shareholders.
•	The redemption fee does not apply to shares redeemed through the plan.
•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.

EXCHANGING SHARES

•	Fund shares may be exchanged for shares of other Wasatch Funds on days the New York Stock Exchange (NYSE) is open for business.
•

Prior to August 11, 2008, Fund shares could be exchanged for shares of the Northern U.S. Government Money Market Fund. As of August 11, 2008 shares of the Wasatch Funds can no longer be exchanged for shares of the Northern U.S. Government Money Market Fund. Accordingly, requests to exchange Fund shares for Northern U.S. Government Money Market Fund are no longer accepted as of such date.

•	The price of shares being exchanged will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing”.
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account.
•	New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $500 or more.
•

Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.

•

To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ web site or by calling a shareholder services representative.

•	Exchanges on shares held two months or less will trigger the redemption fee, subject to certain exceptions as noted above.
•	New accounts automatically have the telephone exchange privilege, unless it is specifically declined.
•	The Funds do not accept exchange requests made via fax.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
•	Exchanging shares may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

EXCHANGES BETWEEN WASATCH FUNDS AND THE WA-FEDERATED MONEY MARKET ACCOUNT

•

You may exchange all or a portion of your investment in the Funds for shares of the WA-Federated Money Market Account (the “Money Market Fund”), a money market account advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.) that invests

62

JANUARY 31, 2009

in a diversified portfolio of high quality money market instruments. The WA-Federated Money Market Account and its adviser are not affiliated persons of the Wasatch Funds or Wasatch Advisors, Inc. THE SHARES OF THE WA-FEDERATED MONEY MARKET ACCOUNT ARE NOT OFFERED BY THIS PROSPECTUS.

•	Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus unless otherwise noted on the application.
•	Shareholders may not exchange Money Market Fund shares to purchase shares of Funds that are closed to new investors and existing shareholders.
•	The automatic exchange plan allows you to make automatic monthly investments in Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•	Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
•

Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is the business day prior to a bank holiday. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

•	You will begin accruing income from the Money Market Fund the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus of the Money Market Fund prior to exchanging into it.

ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

Information about eligible purchases in closed Funds can be found in the SAI or by calling a shareholder services representative.

PURCHASING SHARES THROUGH THIRD PARTIES SUCH AS BROKERS OR BANKS

•	You may buy or sell shares of the Funds through banks or investment professionals, including brokers who may charge you a transaction fee for this service.
•	Certain features offered by the Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•

The Funds and/or the Advisor may enter into agreements with various brokerage or other firms pursuant to which such firms may accept orders on behalf of the Funds and provide administrative services with respect to customers who are beneficial owners of shares of the Funds. The Funds and/or the Advisor may compensate such firms in amounts based on assets of customers invested in the Funds.
•

The Advisor and/or the Sub-Advisors may pay out of their own legitimate profits amounts to certain financial intermediaries that support the sale of shares of the Funds or provide services to shareholders of the Funds. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Funds. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus and are described above because they are not paid by the Fund. These payments are generally based on factors such as the value of the intermediary’s client assets invested in the Funds or the type and nature of services or support furnished by the financial intermediary. These payments made by the Advisor and/or Sub-Advisors may be in addition to payments of recordkeeping and/or networking fees made by the Funds to the financial intermediary.

•

If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.

SHAREHOLDER REPORTS

We mail annual and semi-annual reports and prospectuses unless you elect to receive them via e-mail by filling out the consent form on our web site.

Annual reports are dated September 30, the close of the Funds’ fiscal year, and contain important information about the Funds, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and contain information about the Funds’ performance and portfolio holdings as well as unaudited financial statements.

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies 30 days after receiving your request.

Additional copies of shareholder reports are available by downloading them from our web site or calling a shareholder services representative.

ACCOUNT STATEMENTS

Account statements will be mailed quarterly. You may receive quarterly statements via e-mail if you consent to Electronic Document Delivery on our web site. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account

63

WASATCH FUNDS — Account Policies	JANUARY 31, 2009

registration. If you invest through the automatic investment plan, you will receive confirmation of your purchases quarterly.

We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

ESTABLISHING A HOUSEHOLD RELATIONSHIP

You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge and Association.

If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

VERIFICATION OF ACCOUNT STATEMENTS

You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.

INVOLUNTARY REDEMPTION

The Funds reserve the right to redeem the shares held in any account if the account balance falls below $500 unless the account has an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. Shareholders will be given at least 60 days’ written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

EMERGENCY CIRCUMSTANCES

The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Funds can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).

RESPONSIBILITY FOR FRAUD

The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.

INSUFFICIENT FUNDS POLICY

The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Funds will charge your account a $20 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, the Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.

THIRD PARTY CHECKS

To guard against check fraud, the Funds will not accept checks made payable to third parties.

CHANGES TO BANK INFORMATION

Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.

ADDRESS CHANGES

To change the address on your account, visit our web site, call a shareholder services representative or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.

PORTFOLIO SECURITIES DISCLOSURE

The Funds’ portfolio securities disclosure policy is described in the Statement of Additional Information (SAI).

ABOUT THE WA-FEDERATED MONEY MARKET ACCOUNT

Please be sure to read the separate prospectus for the WA-Federated Money Market Account carefully before investing in it. The WA-Federated Money Market Account is managed by Federated Investment Management Company, not by Wasatch Advisors, Inc. Federated Investment Management Company is not an affiliate of Wasatch Advisors, Inc. or Wasatch Funds. Federated Securities Corp. is the distributor of the WA-Federated Money Market Account.

64

WASATCH FUNDS — Dividends, Capital Gain Distributions and Taxes	JANUARY 31, 2009

In addition to any increase in the value of shares which a Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

Dividends from stocks and interest earned from other investments are the Funds’ main sources of investment income. It is intended that substantially all of the Income Equity, Long/Short and U.S. Treasury Funds’ net investment income (income less expenses) will be distributed quarterly as dividends to shareholders. For the Equity Funds, (except the Income Equity and Long/Short Funds), it is intended that substantially all of such Funds’ net investment income, if any, will be distributed at least annually as dividends to shareholders. It is intended that substantially all of the Income Fund’s net investment income (income less expenses) will be distributed monthly as dividends to shareholders. As noted below, the Equity Funds except the Income Equity Fund, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.

CAPITAL GAINS

When the Funds sell portfolio securities they may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND

Purchasing shares of a Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after a Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions made by a Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be invested in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Funds qualify as regulated investment companies and distribute their income as required by the tax law, the Funds generally will not pay federal income taxes. Dividends paid from the Funds’ net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of each Fund, except the U.S. Treasury Fund, will constitute “qualified dividends” eligible for the maximum federal income tax rate of 15% for taxable years beginning before January 1, 2011. In certain cases (for example with some capital gains attributable to REIT shares) a higher rate applies. Each Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.”

Distributions paid from the Funds’ long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Equity Funds, except the Income Equity Fund, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.

The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

The following information applies to the Equity Funds to the extent that they invest in REITs. The REITs in which the Funds invest may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Funds may pay a return of capital distribution to you by distributing more cash than their current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares.

65

WASATCH FUNDS — Dividends, Capital Gain Distributions and Taxes	JANUARY 31, 2009

Gain or loss upon the sale of shares of a Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.

The Funds are required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

The following information is particularly important for investors in the Emerging Markets Small Cap, Global Opportunities, Global Science & Technology, International Growth and International Opportunities Funds, which may invest significant assets in foreign countries. To the extent the Funds invest in foreign securities, they may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends taxed to you including your share of taxes paid to other countries and that may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will be characterized as dividends for federal income tax purposes (other than dividends which the Funds designate as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from the Funds that are properly designated by the Funds as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Funds make certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of a Fund beginning prior to 2010, distributions from a Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

WHEN YOU WILL RECEIVE TAX INFORMATION

After the end of each calendar year, you will be sent information on redemptions, dividends and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.

Account tax information will also be sent to the IRS.

66

WASATCH FUNDS — Financial Highlights	JANUARY 31, 2009

The Financial Highlights tables are intended to help you understand the financial performance of each Wasatch Fund for the past five years or since inception if a Fund has been in operation less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Global Opportunities Fund commenced operations on November 17, 2008 and therefore no financial highlights are provided for this Fund.

For the Funds specified below other than the Income Equity, Long/Short and Income Funds, information for the years ended after and including September 30, 2004 was audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report which is available upon request.

With respect to the Income Equity Fund, Long/Short Fund and Income Fund, each commenced operations on December 15, 2008, upon the reorganization of each Predecessor Fund into the respective Wasatch Fund. With the reorganization, each Fund assumed the financial and performance history of the applicable Predecessor Fund. Effective September 19, 2008, the Predecessor Funds changed their fiscal year end to September 30.

The information, for the six months ended September 30, 2008, has been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ Annual Report to Shareholders, and is incorporated by reference into the SAI. The financial highlights for all periods prior to September 30, 2008 were audited by other independent registered public accounting firms whose reports expressed unqualified opinions on those statements. The Predecessor Funds’ Annual Report to Shareholders is available, free of charge, by contacting the Funds at 800.766.8938.

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WASATCH FUNDS — Financial Highlights

CORE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$42.98	$41.08	$43.92	$38.49		$33.54

Income (loss) from investment operations:
Net investment income (loss)	0.19	(0.05)	0.17	0.56		0.13
Net realized and unrealized gains (losses) on investments	(8.98)	5.65	0.90	6.41		4.84
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(8.79)	5.60	1.07	6.97		4.97

Redemption fees	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	—	(0.14)	(0.63)	(0.22)		(0.02)
Distributions from net realized gains	(7.81)	(3.56)	(3.28)	(1.32)		—

Total distributions	(7.81)	(3.70)	(3.91)	(1.54)		(0.02)

Net asset value, end of period	$26.38	$42.98	$41.08	$43.92		$38.49

Total return	(24.82)%	14.28%	2.46%	18.58%	[2]	14.80%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$645,769	$1,250,618	$1,381,027	$1,704,690		$1,496,969
Ratio of expenses to average net assets	1.21%	1.18%	1.17%	1.20%		1.21%
Ratio of net investment income (loss) to average net assets	0.52%	(0.09)%	0.38%	1.30%		0.34%
Portfolio turnover rate	44%	54%	42%	42%		47%

EMERGING MARKETS SMALL CAP FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008

Net asset value, beginning of period	$2.00

Income (loss) from investment operations:
Net realized and unrealized losses on investments	(0.76)

Total from investment operations	(0.76)

Redemption fees	— [1]

Less distributions:
Dividends from net investment income	— [1]

Total Distributions	— [1]

Net asset value, end of period	$1.24

Total return	(37.88)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$36,176
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.10%
Before waivers and reimbursements	2.67%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.27%
Before waivers and reimbursements	(0.29)%
Portfolio turnover rate	38%

[1]	Represents amounts less than $.005 per share.
[2]

In 2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Fund’s cross-trading policies. Excluding this item, the total return would have been 18.55%.

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WASATCH FUNDS — Financial Highlights

GLOBAL SCIENCE & TECHNOLOGY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$17.69	$13.97	$12.98	$10.15		$10.73

Income (loss) from investment operations:
Net investment loss	(0.25)	(0.12)	(0.14)	(0.16)		(0.18)
Net realized and unrealized gains (losses) on investments	(5.65)	4.43	1.40	2.99		(0.41)
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(5.90)	4.31	1.26	2.83		(0.59)

Redemption fees	— [1]	— [1]	— [1]	—	[1]	0.01

Less distributions:
Distributions from net realized gains	(1.48)	(0.59)	(0.27)	—		—

Total distributions	(1.48)	(0.59)	(0.27)	—		—

Net asset value, end of period	$10.31	$17.69	$13.97	$12.98		$10.15

Total return	(36.07)%	31.63%	9.81%	27.88%	[5]	(5.49)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$82,164	$204,142	$126,359	$89,353		$69,301
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.92%	1.85%	1.94%	1.95%		1.95%
Before waivers and reimbursements	1.92%	1.85%	1.94%	1.97%		1.97%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.24)%	(0.97)%	(1.15)%	(1.52)%		(1.66)%
Before waivers and reimbursements	(1.24)%	(0.97)%	(1.15)%	(1.54)%		(1.68)%
Portfolio turnover rate	89%	78%	58%	80%		55%

HERITAGE GROWTH FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004[2]

Net asset value, beginning of period	$12.57	$11.40	$11.43	$9.86		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.01)	— [1]	0.02		—	[1]
Net realized and unrealized gains (losses) on investments	(2.57)	1.53	0.28	1.55		(0.14)
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(2.51)	1.52	0.28	1.57		(0.14)

Redemption fees	— [1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	—	— [1]	(0.01)	—		—
Distributions from net realized gains	(1.06)	(0.35)	(0.30)	—	[1]	—

Total distributions	(1.06)	(0.35)	(0.31)	—	[1]	—

Net asset value, end of period	$9.00	$12.57	$11.40	$11.43		$9.86

Total return[3]	(21.54)%	13.59%	2.46%	15.95%	[5]	(1.40)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$95,414	$208,918	$244,380	$304,670		$128,136
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%	0.95%	0.95%		0.95%
Before waivers and reimbursements[4]	1.01%	0.95%	0.95%	0.99%		1.26%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	0.44%	(0.06)%	0.01%	0.17%		(0.01)%
Before waivers and reimbursements[4]	0.38%	(0.06)%	0.01%	0.13%		(0.32)%
Portfolio turnover rate[3]	48%	56%	54%	36%		5%

[1]	Represents amounts less than $.005 per share.

[2]	Fund inception date was June 18, 2004.

[3]	Not annualized for periods less than one year.
[4]	Annualized.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

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WASATCH FUNDS — Financial Highlights

INTERNATIONAL GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006		2005	2004

Net asset value, beginning of period	$24.42	$21.83	$18.50		$14.71	$12.06

Income (loss) from investment operations:
Net investment income (loss)	(0.28)	0.03	(0.09)		(0.10)	(0.11)
Net realized and unrealized gains (losses) on investments	(9.19)	6.61	3.42		3.91	2.76
Net increase from payment by affiliate	—	—	—		0.01	—

Total from investment operations	(9.47)	6.64	3.33		3.82	2.65

Redemption fees	— [1]	— [1]	—	[1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.68)	—	—		—	—
Distributions from net realized gains	(2.44)	(4.05)	—	[1]	(0.03)	—

Total distributions	(3.12)	(4.05)	—	[1]	(0.03)	—

Net asset value, end of period	$11.83	$24.42	$21.83		$18.50	$14.71

Total return	(44.01)%	34.02%	18.00%	[2]	26.02%[3]	21.97%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$194,780	$534,903	$383,135		$338,792	$196,990
Ratio of expenses to average net assets	1.83%	1.76%	1.78%		1.84%	1.92%
Ratio of net investment income (loss) to average net assets	(0.15)%	0.11%	(0.42)%		(0.64)%	(1.06)%
Portfolio turnover rate	44%	60%	64%		32%	31%

[1]	Represents amounts less than $.005 per share.
[2]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

[3]

In 2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

70

WASATCH FUNDS — Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005[1]

Net asset value, beginning of period	$3.65	$2.71	$2.19	$2.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	(0.01)	(0.01)	—	[2]
Net realized and unrealized gains (losses) on investments	(1.45)	1.13	0.53	0.19

Total from investment operations	(1.38)	1.12	0.52	0.19

Redemption fees	— [2]	— [2]	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.14)	— [2]	—	—
Distributions from net realized gains	(0.53)	(0.18)	—	—

Total distributions	(0.67)	(0.18)	—	—

Net asset value, end of period	$1.60	$3.65	$2.71	$2.19

Total return	(45.33)%	42.73%	23.74%	9.50%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$55,691	$56,433	$36,839	$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.25%	2.25%	2.25%	2.25%
Before waivers and reimbursements[4]	2.59%	2.51%	2.62%	3.09%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(0.09)%	(0.18)%	(0.29)%	(0.21)%
Before waivers and reimbursements[4]	(0.43)%	(0.44)%	(0.66)%	(1.05)%
Portfolio turnover rate[3]	63%	54%	43%	12%

MICRO CAP FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$7.19	$6.79	$7.58	$7.05		$6.98

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.09)	(0.10)	(0.11)		(0.15)
Net realized and unrealized gains (losses) on investments	(1.81)	1.29	0.65	1.70		0.81
Net increase from payment by affiliate	—	—	—	—	[2]	—

Total from investment operations	(1.88)	1.20	0.55	1.59		0.66

Redemption fees	— [2]	— [2]	— [2]	—	[2]	— [2]

Less distributions:
Distributions from net realized gains	(1.17)	(0.80)	(1.34)	(1.06)		(0.59)

Total distributions	(1.17)	(0.80)	(1.34)	(1.06)		(0.59)

Net asset value, end of period	$4.14	$7.19	$6.79	$7.58		$7.05

Total return	(30.46)%	18.72%	8.51%	26.42%	[5]	9.96%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$359,394	$631,417	$583,901	$579,244		$518,291
Ratio of expenses to average net assets	2.16%	2.14%	2.14%	2.18%		2.19%
Ratio of net investment loss to average net assets	(1.26)%	(1.25)%	(1.39)%	(1.58)%		(1.95)%
Portfolio turnover rate	54%	48%	46%	50%		56%

[1]	Fund inception date was January 27, 2005.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

71

WASATCH FUNDS — Financial Highlights

MICRO CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$2.98	$2.93	$2.72	$2.57		$2.09

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.03)	(0.03)	(0.04)		(0.05)
Net realized and unrealized gains (losses) on investments	(0.75)	0.64	0.50	0.49		0.53
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(0.77)	0.61	0.47	0.45		0.48

Redemption fees	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized gains	(0.41)	(0.56)	(0.26)	(0.30)		— [1]

Total distributions	(0.41)	(0.56)	(0.26)	(0.30)		—

Net asset value, end of period	$1.80	$2.98	$2.93	$2.72		$2.57

Total return	(29.67)%	22.84%	18.89%	19.87%	[3]	23.06%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$97,912	$120,039	$95,508	$86,903		$84,835
Ratio of expenses to average net assets:
Net of waivers and reimbursements2 4	2.25%	2.25%	2.25%	2.25%		2.27%
Before waivers and reimbursements[2]	2.35%	2.30%	2.33%	2.36%		2.38%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[2]	(1.21)%	(1.06)%	(0.99)%	(1.41)%		(1.76)%
Before waivers and reimbursements[2]	(1.31)%	(1.11)%	(1.07)%	(1.52)%		(1.87)%
Portfolio turnover rate	144%	105%	95%	85%		101%

SMALL CAP GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$40.10	$36.99	$41.23	$34.94		$32.43

Income (loss) from investment operations:
Net investment loss	(0.16)	(0.25)	(0.26)	(0.25)		(0.33)
Net realized and unrealized gains (losses) on investments	(8.85)	6.28	0.84	7.32		3.01
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(9.01)	6.03	0.58	7.07		2.68

Redemption fees	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized gains	(4.59)	(2.92)	(4.82)	(0.78)		(0.17)

Total distributions	(4.59)	(2.92)	(4.82)	(0.78)		(0.17)

Net asset value, end of period	$26.50	$40.10	$36.99	$41.23		$34.94

Total return	(25.42)%	16.94%	1.40%	20.73%	[5]	8.27%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$735,546	$1,075,433	$1,234,978	$1,357,862		$1,191,702
Ratio of expenses to average net assets:
Net of waivers and reimbursements2 6	1.21%	1.19%	1.18%	1.18%		1.20%
Before waivers and reimbursements[2]	1.21%	1.19%	1.18%	1.18%		1.20%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[2]	(0.47)%	(0.52)%	(0.64)%	(0.62)%		(0.91)%
Before waivers and reimbursements[2]	(0.47)%	(0.52)%	(0.64)%	(0.62)%		(0.91)%
Portfolio turnover rate	51%	43%	41%	36%		41%

[1]	Represents amounts less than $.005 per share.

[2]	Annualized.

[3]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.
[4]

On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

[5]

In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than 0.01%

[6]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

72

WASATCH FUNDS — Financial Highlights

SMALL CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005		2004

Net asset value, beginning of period	$5.22	$5.29	$5.67	$5.54		$4.62

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.05	0.05		(0.01)
Net realized and unrealized gains (losses) on investments	(1.11)	0.67	0.36	0.86		0.93
Net increase from payment by affiliate	—	—	—	—	[1]	—

Total from investment operations	(1.10)	0.68	0.41	0.91		0.92

Redemption fees	— [1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.07)	—		—
Distributions from net realized gains	(1.29)	(0.71)	(0.72)	(0.78)		—	[1]

Total distributions	(1.30)	(0.75)	(0.79)	(0.78)		—

Net asset value, end of period	$2.82	$5.22	$5.29	$5.67		$5.54

Total return	(26.26)%	13.32%	7.88%	19.47%	[3]	19.73%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$336,914	$660,637	$664,625	$734,842		$734,266
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	1.76%	1.69%	1.68%	1.72%		1.73%
Before waivers and reimbursements[2]	1.76%	1.69%	1.68%	1.72%		1.73%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[2]	0.15%	0.18%	0.81%	0.94%		(0.26)%
Before waivers and reimbursements[2]	0.15%	0.18%	0.81%	0.94%		(0.26)%
Portfolio turnover rate	78%	84%	40%	43%		56%
[1]	Represents amounts less than $.005 per share.

[2]	Annualized.

[3]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

73

WASATCH FUNDS — Financial Highlights

ULTRA GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.78	$24.09	$27.98	$24.07	$25.43

Income (loss) from investment operations:
Net investment loss	(0.22)	(0.33)	(0.34)	(0.38)	(0.42)
Net realized and unrealized gains (losses) on investments	(8.28)	5.80	0.23	5.26	(0.68)
Net increase from payment by affiliate	—	—	— [1]	— [1]	—

Total from investment operations	(8.50)	5.47	(0.11)	4.88	(1.10)

Redemption fees	— [1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	(3.52)	(1.78)	(3.78)	(0.97)	(0.26)

Total distributions	(3.52)	(1.78)	(3.78)	(0.97)	(0.26)

Net asset value, end of period	$15.76	$27.78	$24.09	$27.98	$24.07

Total return	(35.09)%	23.80%	(0.48)%	21.00% [3]	(4.44)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$144,004	$268,633	$306,406	$389,894	$427,013
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	1.53%	1.49%	1.48%	1.50%	1.50%
Before waivers and reimbursements[2]	1.53%	1.49%	1.48%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[2]	(0.93)%	(1.12)%	(1.19)%	(1.30)%	(1.39)%
Before waivers and reimbursements[2]	(0.93)%	(1.12)%	(1.19)%	(1.30)%	(1.39)%
Portfolio turnover rate	84%	55%	76%	65%	67%

U.S. TREASURY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006	2005	2004

Net asset value, beginning of period	$13.84	$14.12	$14.68	$13.77	$13.68

Income (loss) from investment operations:
Net investment income	0.58	0.64	0.39	0.45	0.70
Net realized and unrealized gains (losses) on investments	1.10	(0.29)	(0.24)	1.05	0.11

Total from investment operations	1.68	0.35	0.15	1.50	0.81

Redemption fees	0.01	0.01	0.01	0.01	0.01

Less distributions:
Dividends from net investment income	(0.58)	(0.64)	(0.72)	(0.60)	(0.73)

Total distributions	(0.58)	(0.64)	(0.72)	(0.60)	(0.73)

Net asset value, end of period	$14.95	$13.84	$14.12	$14.68	$13.77

Total return	12.33%	2.68%	1.21%	11.41%	6.27%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$121,420	$115,788	$204,994	$82,599	$45,088
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.74%	0.71%	0.72%	0.75%	0.75%
Before waivers and reimbursements[2]	0.74%	0.71%	0.72%	0.86%	0.94%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	3.85%	4.23%	4.21%	4.01%	4.50%
Before waivers and reimbursements[2]	3.85%	4.23%	4.21%	3.90%	4.31%
Portfolio turnover rate	31%	19%	2%	19%	4%

[1]	Represents amounts less than $.005 per share.

[2]	Annualized.
[3]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

74

WASATCH FUNDS — Financial Highlights

INCOME FUND	For the Six Month Period Ended September 30, 2008		For the Years Ended March 31,
(for a share outstanding throughout each period)			2008	2007	2006	2005	2004

Net asset value, beginning of period	$9.95		$9.73	$9.63	$9.88	$10.34	$10.42

Investment activities:
Net investment income	0.18	[4]	0.40	0.38	0.33	0.29	0.31
Net realized and unrealized gains (losses) from investments	(0.35)		0.24	0.13	(0.18)	(0.37)	0.02

Total from investment activities	(0.17)		0.64	0.51	0.15	(0.08)	0.33

Distributions:
Net Investment Income	(0.19)		(0.42)	(0.41)	(0.40)	(0.38)	(0.41)

Total distributions	(0.19)		(0.42)	(0.41)	(0.40)	(0.38)	(0.41)

Net asset value, end of period	$9.59		$9.95	$9.73	$9.63	$9.88	$10.34

Total return	(1.69)%	[1]	6.74%	5.43%	1.52%	(0.76)%	3.26%

Ratios/supplementary data:
Net assets at end of period (000’s)	$89,081		$86,981	$78,921	$72,874	$75,445	$73,678
Ratio of net expenses to average net assets	0.87%	[2]	0.95%	0.92%	0.95%	0.93%	0.91%
Ratio of net investment income to average net assets	3.66%	[2]	4.05%	3.95%	3.36%	2.84%	3.06%
Ratio of expenses (before fee reductions) to average net assets[3]	1.12%	[2]	1.20%	1.17%	1.21%	1.19%	1.16%
Portfolio turnover	15%	[1]	56%	59%	70%	79%	58%

[1]	Not annualized

[2]	Annualized
[3]	During the year, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

[4]	Calculated using the average shares method.

75

WASATCH FUNDS — Financial Highlights

INCOME EQUITY FUND	For the Six Months Ended September 30, 2008		For the Years Ended March 31,
(for a share outstanding throughout each period)			2008	2007	2006	2005	2004

Net asset value, beginning of period	$14.44		$14.80	$14.14	$13.61	$12.16	$8.87

Investment activities:
Net investment income	0.14	[4]	0.21	0.22	0.17	0.14	0.17
Net realized and unrealized gains (losses) from investments	(1.52)		0.31	1.66	2.10	1.91	3.39

Total from investment activities	(1.38)		0.52	1.88	2.27	2.05	3.56

Distributions:
Net investment income	(0.13)		(0.21)	(0.21)	(0.18)	(0.13)	(0.16)
Net realized gains	—		(0.67)	(1.01)	(1.56)	(0.47)	(0.11)

Total distributions	(0.13)		(0.88)	(1.22)	(1.74)	(0.60)	(0.27)

Net asset value, end of period	$12.93		$14.44	$14.80	$14.14	$13.61	$12.16

Total return	(9.65)%[1]		3.22%	13.69%	17.72%	17.17%	40.48%

Ratios/Supplementary data:
Net assets at end of period (000’s)	$780,384		$447,674	$167,133	$129,508	$103,127	$79,034
Ratio of net expenses to average net assets	1.04%	[2]	1.13%	1.15%	1.19%	1.19%	1.21%
Ratio of net investment income to average net assets	1.99%	[2]	1.43%	1.52%	1.25%	1.10%	1.49%
Ratio of expenses (before fee reductions) to average net assets[3]	1.29%	[2]	1.38%	1.40%	1.45%	1.44%	1.46%
Portfolio turnover	5%	[1]	36%	26%	37%	44%	24%

[1]	Not annualized.

[2]	Annualized.
[3]	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

[4]	Calculated using average shares method.

76

WASATCH FUNDS — Financial Highlights

LONG/SHORT FUND	For the Six Months Ended September 30, 2008		For the Years Ended March 31,				For the Period Ended March 31, 2004[1]
(for a share outstanding throughout each period)			2008	2007	2006	2005

Net asset value, beginning of period	$11.27		$11.59	$11.21	$10.69	$10.59	$10.00

Investment activities:
Net investment income	0.05	[7]	0.27	0.26	0.21	0.08	—	[2]
Net realized and unrealized gains (losses) from investments and securities sold short	(0.46)		0.02	0.90	0.71	0.35	0.61

Total from investment activities	(0.41)		0.29	1.16	0.92	0.43	0.61

Distributions:
Net investment income	(0.05)		(0.28)	(0.28)	(0.20)	(0.09)	—	[2]
Net realized gains	—		(0.33)	(0.50)	(0.20)	(0.24)	(0.02)

Total distributions	(0.05)		(0.61)	(0.78)	(0.40)	(0.33)	(0.02)

Net asset value, end of period	$10.81		$11.27	$11.59	$11.21	$10.69	$10.59

Total return	(3.66)%	[3]	2.34%	10.44%	8.80%	4.07%	6.14%	[3]

Ratios/Supplementary data:
Net assets at end of period (000’s)	$122,114		$87,410	$53,894	$29,831	$25,127	$18,824
Ratio of net expenses to average net assets[4]	1.77%	[5]	1.75%	1.84%	1.72%	1.71%	1.77%	[5]
Ratio of net investment income to average net assets	0.95%	[5]	2.25%	2.40%	1.98%	0.76%	0.09%	[5]
Ratio of expenses (before fee deductions) to average net assets4 6	2.02%	[5]	2.00%	2.09%	1.98%	1.97%	2.02%	[5]
Portfolio turnover	71%	[3]	179%	172%	123%	206%	120%	[3]

[1]	The Fund commenced operations on August 1, 2003.

[2]	The amount is less than $0.005 per share.

[3]	Not annualized.
[4]

Includes dividend expense for securities sold short of 0.31%, 0.18%, 0.28%, 0.09%, 0.07%, and 0.06% for the six months ended September 30, 2008, and periods ended March 31, 2008, 2007, 2006, 2005 and 2004, respectively.

[5]	Annualized.

[6]	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

[7]	Calculated using average shares method.

77

WASATCH FUNDS — Other Important Information	JANUARY 31, 2009

GENERAL

If you have any questions about Wasatch Funds or would like more information, please contact Wasatch as noted below. You may obtain a free copy of the Funds’ SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Funds’ web site at www.wasatchfunds.com or by contacting Wasatch at the telephone number or address noted below.

The SAI provides more details about the Funds and their policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus.

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. The reports contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance for the most recent six- or 12-month periods, as applicable.

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

CONTACT THE SEC

You can go to the SEC’s web site (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.

Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.

Investment Company Act File Number: 811-4920

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WWW.WASATCHFUNDS.COM

800.551.1700

PROSPECTUS

JANUARY 31, 2009	WASATCH HERITAGE VALUE FUND

Wasatch Funds, Inc.

Salt Lake City, Utah 84111

www.wasatchfunds.com

800.551.1700

WASATCH FUNDS, INC.

PROSPECTUS

JANUARY 31, 2009

WASATCH HERITAGE VALUE FUNDTM

This prospectus contains important information about the no-load mutual funds offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

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SUMMARY — Investment Objectives, Principal Strategies and Principal Risks	JANUARY 31, 2009

The information on the following pages describes the primary investment objectives, principal strategies and principal risks of investing in the Wasatch Heritage Value Fund (the “Fund” or “Heritage Value Fund”) as well as the Fund’s expenses.

The Fund’s principal investment strategies are those Wasatch Advisors, investment advisor to Wasatch Funds, believes are most likely to be important in trying to achieve the Fund’s primary investment objective. The Fund may also employ strategies and invest in securities that are not described under principal strategies. Please see “Additional Information about the Fund” and the Statement of Additional Information (SAI) for a discussion of these strategies, securities and their risks.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

As with all mutual funds or investments, it is possible to lose money by investing in the Fund.

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WASATCH HERITAGE VALUE FUND (WAHVX) — Summary

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income. The Fund’s investment objectives can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in mid- and large-cap companies.

Under normal market conditions, we will invest the Fund’s assets typically in the equity securities of companies with market capitalizations over $3 billion at the time of purchase.

The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as foreign companies and are not subject to this limitation.

The Fund may invest in early stage companies.

We use a “bottom up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.

We look for securities of companies that we believe will generally fall into one of four categories at the time of purchase:

•	Deep Value — Very low valuation relative to history, but business has been stabilized.
•	Value Momentum — Cheap valuation relative to history, but catalyst for future growth has been identified.
•	Fallen Angel — Growth companies that have experienced a temporary setback and therefore have appealing valuation relative to their long-term growth potential.
•	Special Situations/Hidden Value — Spinoffs, post bankruptcies, companies undergoing financial restructuring, etc.

As we analyze mid- and large-cap value companies, we are most interested in finding:

•	Catalysts for improved earnings growth.
•	New products or services that may increase revenue growth and market share.
•	Experienced top management with a substantial stake in the company’s future.
•	Low stock valuation as measured in a variety of ways, including: price-to-earnings ratio (P/E), price-to-sales ratio, price-to-book ratio, etc.
•	Potential to generate improved financial performance.
•	Temporarily out of favor with Wall Street.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Fund”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Emerging Markets Risk. Securities of companies domiciled in emerging markets are subject to the same risks as other foreign securities, and may be subject to greater risks than investments in companies domiciled in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, or their prices may go down. There is

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JANUARY 31, 2009

also the risk that a stock judged to be undervalued may actually be appropriately priced.

Early Stage Companies Risk. Early stage companies may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans, may not be successful in developing markets for their products or services and may remain an insignificant part of their industry. Stocks of early stage companies may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Non-Diversification Risk. The Fund is non-diversified and can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. If the Fund invests in the securities of a few companies, it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the risks and volatility that are inherent with investments in large cap value stocks. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

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WASATCH HERITAGE VALUE FUND (WAHVX) — SUMMARY	JANUARY 31, 2009

WASATCH HERITAGE VALUE FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Heritage Value Fund by showing the Fund’s performance for the last year.

Best and Worst Quarterly Returns

Best — 6/30/08	0.55%
Worst — 12/31/08	-17.12%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the year shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	Since Inception (8/30/07)
Wasatch Heritage Value Fund
Return before taxes	-30.95%	-24.71%
Return after taxes on distributions	-31.33%	-25.28%
Return after taxes on distributions and sale of Fund shares	-20.12%	-21.13%
Russell 1000 Value Index	-36.85%	-30.11%

The table above allows you to compare the Fund’s performance to that of a market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged total return index of the 3,000 largest U.S. companies based on total market capitalization. You can not invest directly in the Index. The Index’s returns reflect no deductions for fees, expenses or taxes.

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WASATCH FUNDS — Fees and Expenses	JANUARY 31, 2009

The following tables describe the fees and expenses you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment)

Heritage Value Fund
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee from Redemption Proceeds (on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None
Annual IRA Maintenance Fee[1]	$12.50 per Fund
Outgoing Wire Transfer Fee	$15.00 each

ANNUAL FUND OPERATING EXPENSES2 (deducted from the Fund’s assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Less Contractual Fee Waiver	Net Expenses
Heritage Value Fund	0.70%	None	3.19%	—	3.89%	2.94%	0.95%

[1]

Wasatch Funds IRAs of $10,000 or more per Fund are exempt. Fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all fund accounts where a full liquidation is made unless you have already paid the Annual IRA Maintenance Fee.

[2]

Other Expenses and Total Annual Fund Operating Expenses are based on Fund expenses before any expense reimbursement by the Advisor. Wasatch Advisors, Inc. has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.95% (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations) until at least January 31, 2010. Acquired Fund Fees and Expenses are also excluded from the contractual fee waiver.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Heritage Value Fund	$97	$916	$1,753	$3,928

The above example reflects contractual waivers and reimbursements through January 31, 2010.

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WASATCH FUNDS — Additional Information About The Fund

INVESTMENT PROCESS

Securities for the Fund are recommended by an experienced in-house research team. The Fund’s portfolio manager seeks to ensure that investments are compatible with the Fund’s investment objectives and strategies.

The research team uses “bottom-up” fundamental analysis to identify companies that they believe have outstanding investment potential. The research process includes pre-screening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

SELLING SECURITIES

Decisions to sell securities are based on the best judgment of the Fund’s portfolio manager in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:

•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.

INVESTMENT STRATEGIES AND RISKS

The section below provides additional information about certain of the Fund’s principal risks and describes certain other applicable investment strategies and related risks. The Fund may use other techniques and invest in other securities and is subject to further restrictions and risks that are described in the SAI under the section entitled “Investment Strategies and Their Risks.”

Exchange Traded Funds (ETFs) Risk. The Fund may invest in ETFs. These companies are investment companies that are bought and sold on a securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of the underlying securities that the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Foreign Securities Risk. The Fund may invest in foreign securities. Foreign securities may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S.

Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. While the Fund has the ability to hedge against fluctuations in foreign currency exchange rates, it has no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to

8

JANUARY 31, 2009

changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to a Fund.

Initial Public Offerings (IPOs) Risk. The Fund may invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

OTHER INVESTMENT STRATEGIES

The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see “Investment Strategies and Their Risks” in the SAI.

FUNDAMENTAL POLICIES

Certain policies of the Fund cannot be changed without a shareholder vote. These policies are described in the SAI.

CASH/TEMPORARY DEFENSIVE POSITIONS

If the research team is unable to locate attractive investment opportunities for the Fund, or when we consider market, economic or political conditions to be unfavorable for profitable investing, we may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.

For example, we may temporarily increase the Fund’s cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. We reserve the right to invest all of the Fund’s assets in temporary defensive positions.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments or repurchase agreements, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund’s portfolio whenever the Fund’s portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

To a lesser extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

9

WASATCH FUNDS — Management	JANUARY 31, 2009

INVESTMENT ADVISOR

The investment advisor for the Fund is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and the Fund are located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of December 31, 2008, the Advisor had approximately $4.5 billion in assets under management.

The Advisor is responsible for investing the Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Fund’s business affairs.

MANAGEMENT FEES AND EXPENSE LIMITATIONS

The Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets. More detailed information about the Advisor’s investment advisory and service contract with Wasatch Funds can be found in the SAI. A discussion regarding the basis for the Board of Directors’ approval of the Advisory and Service Contract with respect to the Heritage Value Fund is available in the Funds’ Semi-Annual Report dated March 31, 2008.

The Fund paid the Advisor a management fee of 0.70% of average daily net assets after taking into account any reimbursements during the most recent year.

The Advisor has contractually agreed to limit the expenses of the Fund at least through January 31, 2010, to 0.95% of average net assets computed on a daily basis. The Advisor will pay all expenses, excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses are also excluded from this contractual limitation. The Advisor may rescind these contractual limitations on expenses any time after January 31, 2010.

Management fees and net expenses for the Fund are higher than those paid by many mutual funds. Please see “Fees and Expenses” for more information.

PORTFOLIO MANAGEMENT

The Fund is managed using a team approach. The Wasatch research team consists of the Chief Investment Officer, 17 portfolio managers and 12 securities analysts.

The lead portfolio manager is responsible for making investment decisions for the Fund in accordance with the Fund’s investment objectives and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individual listed in the table below is primarily responsible for the day-to-day management of the Fund.

Name of Fund	Lead Portfolio Manager
Heritage Value Fund	Brian Bythrow, CFA

Brian Bythrow, CFA has been a lead portfolio manager for the Wasatch Micro Cap Value Fund since 2003 and Wasatch Heritage Value Fund since August 2007. He joined the Advisor in 2003. Since 1998 and prior to joining the Advisor, Mr. Bythrow was the portfolio manager for the 1st Source Monogram Special Equity Fund. He earned a Master of Business Administration from California State University in Sacramento and a Bachelor of Science in Social Sciences from the United States Air Force Academy.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

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WASATCH FUNDS — Management	JANUARY 31, 2009

SERVICE PROVIDERS

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

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WASATCH FUNDS — Shareholder’s Guide	JANUARY 31, 2009

INVESTMENT MINIMUMS

New Accounts	$2,000

New Accounts with an Automatic Investment Plan	$1,000

Individual Retirement Accounts (IRAs)	$1,000

Coverdell Education Savings Accounts	$1,000

Make checks payable to Wasatch Funds

HOW TO CONTACT WASATCH

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.

MAIL

REGULAR MAIL DELIVERY

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

OPEN A NEW ACCOUNT

For policies governing the following transactions and services, please see “Account Policies”.

New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.

ONLINE

Visit Wasatch Funds’ web site, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.

Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

TELEPHONE

Complete the appropriate application and call for instructions on how to open an account via wire.

MAIL

Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check.

PURCHASE SHARES FOR AN EXISTING ACCOUNT

ONLINE

If you have previously established bank information, you may add to your account in amounts of $100 or more.

TELEPHONE

You may add to your account via electronic funds transfer in amounts of $100 up to $50,000 ($100,000 for corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).

MAIL

Complete the additional investment form from your statement or write a note that includes the name of the Fund, name of the account and the account number. Mail the form or note and a check.

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JANUARY 31, 2009

WIRE

Have your bank send your investment to:

•	UMB Bank, N.A.
•	ABA Number 101000695

For credit to Wasatch Funds

•	Account Number 987-060-9800

For further credit to:

•	Wasatch (name of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number

AUTOMATICALLY

Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

The minimum for subsequent automatic investments is $50 per month or $100 per quarter.

SELL (REDEEM) SHARES

GENERAL

•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.

ONLINE

You may sell shares in amounts of $500 up to $50,000.

TELEPHONE

You may sell shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.

MAIL

Send Wasatch Funds a letter that includes:

•	Your name
•	The Fund(s) name
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)

For IRA accounts, please obtain an IRA Distribution Form from our web site or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

AUTOMATICALLY

Systematic Withdrawal Plan — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

This plan allows you to make monthly, quarterly, semiannual or annual redemptions of $50 or more.

13

WASATCH FUNDS — Account Policies	JANUARY 31, 2009

WHY WASATCH CLOSES OR REOPENS FUNDS

The Advisor periodically closes certain Wasatch Funds to control asset levels.

We will close a Fund when we feel it is necessary to preserve the integrity of the Fund’s investment strategies. Closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies. We believe closing Funds is in the best interest of our shareholders.

Wasatch has two levels of closed Funds, sometimes referred to as “soft closed” and “hard closed.” A “soft closed” fund permits existing shareholders of that Fund to make additional investments in that Fund, but it is closed to new investors. A “hard closed” fund is closed to all investors.

In closing a Fund, the Advisor may well be foregoing potential revenue in order to protect the Fund’s investment objectives. We decide to close Funds because the alternatives to closing a Fund would likely result in diminishing the effectiveness of the Fund’s investment strategies. These alternatives include:

1)	Increase position sizes — which may be difficult to accomplish and could increase the overall risk of the fund.
2)	Invest in a longer list of names — which may dilute the manager’s best investment ideas.
3)	Invest in larger companies — which could be a departure from the Fund’s intended strategy.

Conversely, when the assets of a closed Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may re-open the Fund.

The Advisor also manages separate account portfolios that are similar in composition to some of the Wasatch Funds.

We carefully consider many business factors including aggregate assets in Funds and separate accounts when deciding to close or open Funds.

As described in more detail in the SAI, the Advisor retains the right to make investor exceptions to closed Funds.

HOW WASATCH CLOSES OR REOPENS FUNDS

Fund closings or reopenings will be posted on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings at least two weeks prior to the effective date of the closing. You may sign up on the Funds’ web site to receive an electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.

Each change in a Fund’s status also will be filed electronically with the SEC. Please see “Other Important Information” about how to view or obtain copies of documents filed with the SEC.

POLICIES TO PREVENT MARKET TIMING

Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities.

For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

Wasatch Funds are intended as long-term investments. Therefore, the Funds’ Board of Directors has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange, at any time, for any reason.

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting.

The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, the Funds execute agreements with intermediaries that obligate them to provide certain shareholder data so the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased Funds through financial intermediaries that do not execute information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.

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JANUARY 31, 2009

REQUIRED INFORMATION

Federal regulations may require the Fund to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

INVESTMENT MINIMUMS

•	If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.
•	The minimum initial investment for Individual Retirement Accounts (IRAs), Education Savings Accounts and regular accounts opened with an automatic investment plan is $1,000.
•

Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly or $100 quarterly.

•	The Fund reserves the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF REGULAR ACCOUNTS

•	Individual or Joint Ownership
•	Gift to Minor
•	Corporation, Partnership, Trust or Other Entity

TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

•	Traditional IRA
•	Rollover IRA
•	Roth IRA
•	SEP-IRA
•	SIMPLE IRA
•	Section 403(b)(7) Plan

TYPES OF EDUCATION SAVINGS PLANS

•	Coverdell Education Savings Account

PREMIER SERVICES

Shareholders who purchase shares directly through Wasatch Funds and maintain a combined balance in their accounts of more than $250,000 for three consecutive months may qualify for additional benefits as a member of Wasatch Premier Services. These benefits include:

•	Priority e-mail notification of new and reopened Funds.
•	Written quarterly comments from Wasatch portfolio managers.
•	Option to receive monthly statements.
•	Exemptions for outgoing wire and IRA fees.
•	Access to a personal relationship manager.
•	Shareholders with account balances greater than $500,000 receive detailed quarterly investment reports.
•	Accounts that drop below the $250,000 minimum due to shareholder redemptions will no longer be eligible for Premier Services.
•	The Fund reserves the right to modify Premier Services eligibility requirements, benefits or services at any time.

NO CANCELLATIONS

Please place your transactions with care. The Fund will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

PURCHASING SHARES

•	There are no sales charges to purchase shares of the Fund.
•	The purchase price of your shares will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.
•	Purchases must be made in U.S. dollars.
•	The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•

The Fund reserves the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the WA-Federated Money Market Account (Money Market Fund).

•

Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the transfer agent.

•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•

When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent receives your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Fund due to incorrect bank information.

•	A $20 fee will be assessed if your online purchase cannot be made for any reason. See also “Insufficient Funds Policy” on page 20.

SELLING (REDEEMING) SHARES

•	You may request that the Fund redeem all or a portion of your shares.
•	The price of shares you redeem will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.

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WASATCH FUNDS — Account Policies

•

Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.

•	You may redeem shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) online or by telephone.
•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	The Fund does not accept redemption requests made via fax.
•	The Fund will mail a check to the address on your account within seven days after the transfer agent receives your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	The Fund can delay payment of redemption proceeds for up to seven days at any time.
•

Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the transfer agent.

•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Fund reserves the right to redeem in kind.
•	The Fund reserves the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances”.
•	Redeeming shares may result in a taxable capital gain or loss.
•

Due to money movement between Wasatch Funds and Money Market Fund, requests made on the business day prior to bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

REDEMPTION FEE

•	The Fund will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee.
•

The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

•	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.
•	Shares transferred from one shareholder to another shareholder retain the transferer’s “age” of the shares in the hand of the transferor.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through the Systematic Withdrawal Plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•

The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with the anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened.

•

The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of the Fund by the Board of Directors.

•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
•

The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.

•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
•

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

•

The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Directors

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JANUARY 31, 2009

at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.
•

The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

HOW FUND SHARES ARE PRICED

•

The Fund’s share price changes daily, so the price of shares you wish to purchase or redeem will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.

•

The Fund’s share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of Fund shares outstanding.

•	The Fund’s share price is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•

The Fund’s share price will not be calculated on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

•

The Fund’s investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. To the extent the Fund invests in registered open-end investment companies (other than exchange traded funds), such investments are valued based on the net asset value of such funds and the prospectuses of such funds will explain the circumstances under which these companies will be using fair value pricing and the effects of using fair value pricing.

•

If market quotations are not readily available for the Fund’s investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the joint Pricing Committee of the Advisor and the Fund with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures.

•

The Fund’s investments will be valued at fair value by the joint Pricing Committee of the Advisor and the Fund with oversight by the Board of Directors if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, if on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Directors) exceeds a certain threshold, then each foreign security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in certain markets, indexes and/or securities) rather than using the last closing price of such foreign security on its principal overseas market or exchange.

•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment.
•

The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s share price is not calculated. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

MEDALLION SIGNATURE GUARANTEE

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons.

Medallion signature guarantees are required by Wasatch Funds in the following cases:

•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $50,000 ($100,000 for corporate accounts).
•	To request a wire transfer or ACH of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family if required by the receiving fund.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the certified legal documents) showing the name change.
•	To add telephone privileges.

The Fund reserves the right to require a Medallion signature guarantee under other circumstances.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

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WASATCH FUNDS — Account Policies

A Medallion signature guarantee may not be provided by a notary public.

AUTOMATIC INVESTMENT PLAN (AIP)

•	Online, the AIP may be referred to as a pre-authorized draft or PAD.
•	Automatic purchases of Fund shares can be made for as little as $50 per month or $100 per quarter. The Fund does not currently charge a fee for this service.
•	You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
•	Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
•	Your financial institution must be a member of the Automated Clearing House (ACH).
•

When your AIP has been established, the bank or financial institution you designate can begin debiting a pre-authorized amount from your account on a specified date to purchase shares for your Fund account.

•	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
•	Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

•	You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
•

You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

•	You may terminate the SWP at any time without charge or penalty.
•	The Fund may terminate or modify the plan after 60 days’ written notice to shareholders.
•	The redemption fee does not apply to shares redeemed through the plan.
•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.

EXCHANGING SHARES

•	Fund shares may be exchanged for shares of other Wasatch Funds on days the New York Stock Exchange (NYSE) is open for business.
•

Prior to August 11, 2008, Fund shares could be exchanged for shares of the Northern U.S. Government Money Market Fund. As of August 11, 2008 shares of the Wasatch Funds can no longer be exchanged for shares of the Northern U.S. Government Money Market Fund. Accordingly, requests to exchange Fund shares for Northern U.S.

Money Market Fund are no longer accepted as of such date.
•	The price of shares being exchanged will be determined the next time the Fund’s share price is calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing”.
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account.
•	New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $500 or more.
•

Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.

•

To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ web site or by calling a shareholder services representative.

•	Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.
•	New accounts automatically have the telephone exchange privilege, unless it is specifically declined.
•	The Fund does not accept exchange requests made via fax.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Fund.
•	Exchanging shares may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

EXCHANGES BETWEEN WASATCH FUNDS AND THE WA-FEDERATED MONEY MARKET ACCOUNT

•

You may exchange all or a portion of your investment in the Fund for shares of the WA-Federated Money Market Account (the “Money Market Fund”), a money market account advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.) that invests in a diversified portfolio of high quality money market instruments. The WA-Federated Money Market Account and its adviser are not affiliated persons of the Wasatch Funds or Wasatch Advisors, Inc. THE SHARES OF THE WA-FEDERATED MONEY MARKET ACCOUNT ARE NOT OFFERED BY THIS PROSPECTUS.

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JANUARY 31, 2009

•	Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus unless otherwise noted on the application.
•	Shareholders may not exchange Money Market Fund shares to purchase shares of Funds that are closed to new investors and existing shareholders.
•	The automatic exchange plan allows you to make automatic monthly investments in Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•	Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
•

Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is the business day prior to a bank holiday. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

•	You will begin accruing income from the Money Market Fund the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus of the Money Market Fund prior to exchanging into it.

ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

Information about eligible purchases in closed Funds can be found in the SAI or by calling a shareholder services representative.

PURCHASING SHARES THROUGH THIRD PARTIES SUCH AS BROKERS OR BANKS

•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
•	Certain features offered by the Fund, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•

The Fund and/or the Advisor may enter into agreements with various brokerage or other firms pursuant to which such firms may accept orders on behalf of the Fund and provide administrative services with respect to customers who are beneficial owners of shares of the Fund. The Fund and/or the Advisor may compensate such firms in amounts based on assets of customers invested in the Fund.

•	The Advisor may pay out of its own legitimate profits amounts to certain financial intermediaries that support the sale of shares of the Fund or provide services to shareholders of the Fund. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Fund. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund. These payments are generally based on factors such as the value of the intermediary’s client assets invested in the Fund or the type and nature of services or support furnished by the financial intermediary. These payments made by the Advisor may be in addition to payments of recordkeeping and/or networking fees made by the Fund to the financial intermediary.

•

If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.

SHAREHOLDER REPORTS

We mail annual and semi-annual reports and prospectuses unless you elect to receive them via e-mail by filling out the consent form on our web site.

Annual reports are dated September 30, the close of the Fund’s fiscal year, and contain important information about the Fund, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and contain information about the Fund’s performance and portfolio holdings as well as unaudited financial statements.

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies 30 days after receiving your request.

Additional copies of shareholder reports are available by downloading them from our web site or calling a shareholder services representative.

ACCOUNT STATEMENTS

Account statements will be mailed quarterly. You may receive quarterly statements via e-mail if you consent to Electronic Document Delivery on our web site. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the automatic investment plan, you will receive confirmation of your purchases quarterly.

We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write

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WASATCH FUNDS — Account Policies	JANUARY 31, 2009

to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

ESTABLISHING A HOUSEHOLD RELATIONSHIP

You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge and Association.

If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

VERIFICATION OF ACCOUNT STATEMENTS

You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.

INVOLUNTARY REDEMPTION

The Fund reserves the right to redeem the shares held in any account if the account balance falls below $500 unless the account has an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. Shareholders will be given at least 60 days’ written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

EMERGENCY CIRCUMSTANCES

The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Fund by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).

RESPONSIBILITY FOR FRAUD

The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.

INSUFFICIENT FUNDS POLICY

The Fund reserves the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Fund will charge your account a $20 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, the Fund may redeem shares in your account(s) to cover losses due to fluctuations in share price.

THIRD PARTY CHECKS

To guard against check fraud, the Fund will not accept checks made payable to third parties.

CHANGES TO BANK INFORMATION

Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.

ADDRESS CHANGES

To change the address on your account, visit our web site, call a shareholder services representative or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.

PORTFOLIO SECURITIES DISCLOSURE

The Fund’s portfolio securities disclosure policy is described in the Statement of Additional Information (SAI).

ABOUT THE WA-FEDERATED MONEY MARKET ACCOUNT

Please be sure to read the separate prospectus for the WA-Federated Money Market Account carefully before investing in it. The WA-Federated Money Market Account is managed by Federated Investment Management Company, not by Wasatch Advisors, Inc. Federated Investment Management Company is not an affiliate of Wasatch Advisors, Inc. or Wasatch Funds. Federated Securities Corp. is the distributor of the WA-Federated Money Market Account.

20

WASATCH FUNDS — Dividends, Capital Gain Distributions and Taxes	JANUARY 31, 2009

In addition to any increase in the value of shares which the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

Dividends from stocks and interest earned from other investments are the Fund’s main sources of investment income. It is intended that substantially all of the Fund’s net investment income, if any, will be distributed at least annually as dividends to shareholders. As noted below, the Fund expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.

CAPITAL GAINS

When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND

Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after the Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be invested in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. Dividends paid from the Fund’s net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Fund, will constitute “qualified dividends” eligible for the maximum federal income tax rate of 15% for taxable years beginning before January 1, 2011. In certain cases (for example with some capital gains attributable to REIT shares) a higher rate applies. The Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions paid from the Fund’s long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Fund expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.

The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

To the extent that the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares.

Gain or loss upon the sale of shares of the Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.

21

WASATCH FUNDS — Dividends, Capital Gain Distributions and Taxes	JANUARY 31, 2009

The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends taxed to you including your share of taxes paid to other countries and that may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of the Fund beginning prior to 2010, distributions from a Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

WHEN YOU WILL RECEIVE TAX INFORMATION

After the end of each calendar year, you will be sent information on redemptions, dividends and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.

Account tax information will also be sent to the IRS.

22

WASATCH HERITAGE VALUE FUND — Financial Highlights	JANUARY 31, 2009

The Financial Highlights table is intended to help you understand the financial performance of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all divi-

dends and distributions). Information for the year ended September 30, 2008 was audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

23

HERITAGE VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2008	2007[1]

Net asset value, beginning of period	$10.23	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.01
Net realized and unrealized gains (losses) on investments	(1.99)	0.22

Total from investment operations	(1.91)	0.23

Redemption fees	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.10)	—
Distributions from net realized gains	(0.04)	—

Total distributions	(0.14)	—

Net asset value, end of period	$8.18	$10.23

Total return	(19.42)%	2.40%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$3,792	$2,432
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%
Before waivers and reimbursements[4]	3.89%	24.78%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	1.31%	1.49%
Before waivers and reimbursements[4]	(1.63)%	(22.34)%
Portfolio turnover rate[3]	246%	0%
[1]	Fund inception date was August 30, 2007.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

WASATCH FUNDS — Other Important Information	JANUARY 31, 2009

GENERAL

If you have any questions about Wasatch Funds or would like more information, please contact Wasatch as noted below. You may obtain a free copy of the Fund’s SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Fund’s web site at www.wasatchfunds.com or by contacting Wasatch at the telephone number or address noted below.

The SAI provides more details about the Fund and its policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The reports will contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance for the most recent six- and 12-month periods.

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

CONTACT THE SEC

You can go to the SEC’s web site (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.

Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Information about the Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.

Investment Company Act File Number: 811-4920

24

WWW.WASATCHFUNDS.COM

800.551.1700

PROSPECTUS

JANUARY 31, 2009	WASATCH STRATEGIC INCOME FUND

WASATCH FUNDS, INC.

Salt Lake City, Utah 84111

www.wasatchfunds.com

800.551.1700

WASATCH FUNDS, INC.

PROSPECTUS

JANUARY 31, 2009

WASATCH STRATEGIC INCOME FUND®

This prospectus contains important information about the no-load mutual funds offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

1

2

SUMMARY — Investment Objectives, Principal Strategies and Principal Risks	JANUARY 31, 2009

The information on the following pages describes the investment objectives, principal strategies and principal risks of investing in the Wasatch Strategic Income Fund (the “Fund” or “Strategic Income Fund”) as well as the Fund’s expenses.

The Fund’s principal investment strategies are those Wasatch Advisors, investment advisor to Wasatch Funds, believes are most likely to be important in trying to achieve the Fund’s primary investment objective. The Fund may also employ strategies and invest in securities that are not described under principal strategies. Please see “Additional Information about the Fund” and the Statement of Additional Information (SAI) for a discussion of these strategies, securities and their risks.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

As with all mutual funds or investments, it is possible to lose money by investing in the Fund.

3

WASATCH STRATEGIC INCOME FUND (WASIX) — Summary

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to capture current income. A secondary objective is long-term growth of capital and income. The Fund’s investment objectives can be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily in income producing securities.

Under normal market conditions, we will invest the Fund’s assets primarily in income-producing domestic and foreign securities, including equity securities and fixed income securities. The Fund is not managed as a balanced portfolio. At times, one type of security may make up a substantial portion of the Fund, while other types may have minimal or no representation.

The Fund may invest its assets in securities issued by foreign companies in developed countries without limit. To a lesser extent, the Fund may invest in foreign companies in emerging markets. Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as foreign companies.

In our search for such investments, we maintain the flexibility to invest in companies from a variety of industries. The Fund, however, does have a concentration in the financial services sector — meaning that at least 25% of the Fund’s total assets will be invested in securities of issuers in the group of industries in the financial services sector. For both domestic and foreign securities, we define the group of industries comprising the financial services sector to include, among others, Banks (Commercial Banks, Thrifts & Mortgage Finance), Diversified Financials Companies (Diversified Financial Services, Consumer Finance, Capital Markets), Finance Companies, Financial Data Processing Services and Systems, Finance Companies (Small Loan), Financial Information Services, Insurance Companies (Life, Multi-Line, Property-Casualty), Investment Management Companies, Real Estate Companies (Real Estate Investment Trusts (REITs), Real Estate Management & Development Companies, Rental & Leasing Services (Commercial)), Savings & Loans and Securities Brokerage and Services.

The Fund may invest in exchange-traded funds (ETFs).

The Fund may make short sales of securities, and may also use derivatives such as put and call options and futures contracts for hedging and non-hedging purposes. The Fund may write put and call options subject to applicable law and SEC guidelines.

In the selection of equity securities, we use “bottom up” fundamental analysis to identify individual companies with attractive, sustainable dividend yields or the potential for dividend growth. In certain situations the Fund may acquire non-income producing securities if we believe the company has the potential to pay dividends in the future. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

Characteristics we consider when investing in equity securities generally include:

•	Attractive, sustainable dividend yields or the potential for dividend growth.
•	Experienced top management.
•	Sustainable competitive advantage.
•	Stable demand for products and services.
•	Ability to capitalize on favorable long-term trends.

The Fund’s investments in fixed income securities may include domestic and foreign corporate bonds with a variety of maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). At certain times the Fund may emphasize one particular maturity or credit quality. The Fund may invest in non-investment grade securities without limitation. The Fund may also invest in U.S. Treasury securities and the debt obligations of foreign governments.

Characteristics we consider when investing in fixed income securities generally include:

•	Rates of current income.
•	Credit quality of the issuer.
•	Maturity, duration and other characteristics of the obligation.

The Fund may invest a large percentage of its assets in a few sectors.

For more information, please see “Additional Information about the Fund”.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s portfolio may decline if the companies in which the Fund invests do not perform well in the market and underperform other types of securities.

Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities due to such factors as adverse economic, political, currency, social or regulatory developments in a country, less publicly available information about foreign companies, government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards

4

JANUARY 31, 2009

of foreign countries may differ, in some cases significantly, from U.S. standards. Foreign securities that are denominated in a foreign currency also are subject to the risk that their values may fluctuate based upon changes in currency exchange rates.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. The stocks of small companies typically are traded in lower volume making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid changes due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences for various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

Derivatives Risk. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies or indexes. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund. Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Investments in derivatives also entail exposure to the credit and default risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indexes. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may engage in these derivative transactions to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates, or as a substitute for buying or selling securities, securities indexes or currencies. The Fund may not fully benefit or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Short Sales Risk. The Fund may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on Nasdaq or EASDAQ. A short sale means a fund sells a security it does not own in anticipation of a decline in the security’s price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. The Fund will not engage in short sales when these transactions would cause the market value of all of the Fund’s securities sold short to exceed 15% of its net assets. Short sales may reduce the Fund’s returns or increase volatility.

Investment Companies Risk. The Fund may invest in shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, and unit investment trusts and exchange-traded funds noted below. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, a fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Exchange-Traded Funds Risk. Exchange-Traded Funds (ETFs) are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of the underlying securities that the ETF is designed to track and the investment strategies employed by such ETF. The market price may also fluctuate due to the supply and demand of the ETF’s shares upon which its shares are traded. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

5

WASATCH STRATEGIC INCOME FUND (WASIX) — Summary

REIT Risk. Investments in real estate investment trusts or “REITs” subject the Fund to risks associated with the direct ownership of real estate. The value of securities of REITs can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. If the Fund invests in the securities of a few companies, it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The longer the average maturity of the debt obligations held by the Fund, the greater its interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

Non-Investment Grade Securities Risk. High yield, or non-investment grade, securities (also known as “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the risks and volatility that are inherent with investments in equity securities and fixed income securities. It is not appropriate for short-term investors or those trying to time the market.

An investment in the Fund should not be considered a complete investment program and should be carefully evaluated for appropriateness in light of your overall investment needs and goals.

HISTORICAL PERFORMANCE

The following tables provide information on how the Fund has performed over time. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

6

JANUARY 31, 2009

WASATCH STRATEGIC INCOME FUND

Year by Year Total Returns

The chart above is intended to provide you with an indication of the risks of investing in the Strategic Income Fund by showing the changes in the Fund’s performance from year to year.

Best and Worst Quarterly Returns

Best — 6/30/07	2.39%
Worst — 12/31/08	-28.22%

The table above is designed to help you evaluate your risk tolerance by showing the Fund’s best and worst quarterly performance for the years shown in the bar chart above.

Average Annual Total Returns — (as of 12/31/08)	1 Year	Since Inception (2/1/06)
Wasatch Strategic Income Fund
Return before taxes	-40.57%	-11.79%
Return after taxes on distributions	-41.43%	-14.30%
Return after taxes on distributions and sale of Fund shares	-26.21%	-10.69%
Barclays Capital Aggregate Bond Index	5.24%	5.67%
S&P 500® Index	-37.00%	-9.41%

The table above allows you to compare the Fund’s past performance to that of market indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the Index, the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries.

You cannot invest directly in the Indexes. The Indexes’ returns reflect no deductions for fees, expenses or taxes.

7

WASATCH FUNDS — Fees and Expenses	JANUARY 31, 2009

The following tables describe the fees and expenses you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment)

Strategic Income Fund
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee from Redemption Proceeds (on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None
Annual IRA Maintenance Fee[1]	$12.50 per Fund
Outgoing Wire Transfer Fee	$15.00 each

ANNUAL FUND OPERATING EXPENSES2 (deducted from the Fund’s assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Dividend Expense on Short Sales	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses	Less Contractual Fee Waiver	Net Expenses
Strategic Income Fund	0.70%	None	0.74%	0.02%	0.27%	1.73%	0.49%	1.24%

[1]

Wasatch Funds IRAs of $10,000 or more per Fund are exempt. Fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be changed on all fund accounts where a full liquidation is made unless you have already paid the Annual IRA Maintenance Fee.

[2]

Other Expenses and Total Annual Fund Operating Expenses are based on Fund expenses before any expense reimbursement by the Advisor. Wasatch Advisors, Inc. has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.95% (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations) until at least January 31, 2010. Acquired Fund Fees and Expenses and Dividend Expense on Short Sales are also excluded from the contractual fee waiver.

[3]

The Total Annual Fund Operating Expenses may not equal the expense ratios stated in the Fund’s Annual Report and Financial Highlights which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expense data was based upon publicly available information, which may not include fees and expenses incurred indirectly by underlying investments owned by the acquired funds.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Strategic Income Fund	$126	$496	$892	$1,999

The above example reflects contractual fee waivers and reimbursements through January 31, 2010.

8

WASATCH FUNDS — ADDITIONAL INFORMATION ABOUT THE FUND	JANUARY 31, 2009

INVESTMENT PROCESS

Securities for the Fund are recommended by an experienced in-house research team. The Fund’s portfolio manager seeks to ensure that investments are compatible with the Fund’s investment objectives and strategies.

The research team uses “bottom-up” fundamental analysis to identify companies that they believe have outstanding investment potential. The research process includes pre-screening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

SELLING SECURITIES

Decisions to sell securities are based on the best judgment of the Fund’s portfolio manager in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:

•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.

INVESTMENT STRATEGIES AND RISKS

The section below provides additional information about certain of the Fund’s principal risks and describes certain other applicable investment strategies and related risks. The Fund may use other techniques and invest in other securities and is subject to further restrictions and risks that are described in the SAI under the section entitled “Investment Strategies and Their Risks.”

Foreign Securities Risk. The Fund may invest in foreign securities. Foreign securities may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S.

Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. While the Fund has the ability to hedge against fluctuations in foreign currency exchange rates, it has no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on

9

WASATCH FUNDS — ADDITIONAL INFORMATION ABOUT THE FUND	JANUARY 31, 2009

its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to a Fund.

Early Stage Companies Risk. The Fund may invest in early stage companies. Early stage companies may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans, may not be successful in developing markets for their products or services and may remain an insignificant part of their industry. Stocks of early stage companies may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Initial Public Offerings (IPOs) Risk. The Fund may invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

OTHER INVESTMENT STRATEGIES

The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see “Investment Strategies and Their Risks” in the SAI.

FUNDAMENTAL POLICIES

Certain policies of the Fund cannot be changed without a shareholder vote. These policies are described in the SAI.

CASH/TEMPORARY DEFENSIVE POSITIONS

If the research team is unable to locate attractive investment opportunities for the Fund, or when we consider market, economic or political conditions to be unfavorable for profitable investing, we may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.

For example, we may temporarily increase the Fund’s cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. We reserve the right to invest all of the Fund’s assets in temporary defensive positions.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments or repurchase agreements, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund’s portfolio whenever the Fund’s portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

To a lesser extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

10

WASATCH FUNDS — Management	JANUARY 31, 2009

INVESTMENT ADVISOR

The investment advisor for the Fund is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and the Fund are located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of December 31, 2008, the Advisor had approximately $4.5 billion in assets under management.

The Advisor is responsible for investing the Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Fund’s business affairs.

MANAGEMENT FEES AND EXPENSE LIMITATIONS

The Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets. More detailed information about the Advisor’s investment advisory and service contract with the Fund can be found in the SAI. A discussion regarding the basis for the Board of Directors’ approval of the Advisory and Service Contract with respect to the Fund is available in the Funds’ Semi-Annual Report dated March 31, 2008.

The Advisor has contractually agreed to limit the expenses of the Fund at least through January 31, 2010, to 0.95% of average net assets computed on a daily basis. The Advisor will pay all expenses, excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses and dividend expense on short sales are also excluded from this contractual limitation. The Fund paid the Advisor a management fee of 0.70% of average daily net assets after taking into account any reimbursements during the most recent year. The Advisor may rescind these contractual limitations on expenses any time after January 31, 2010.

Management fees and net expenses for the Fund are higher than those paid by many mutual funds. Please see “Fees and Expenses” for more information.

PORTFOLIO MANAGEMENT

The Fund is managed using a team approach. The Wasatch research team consists of the Chief Investment Officer, 17 portfolio managers and 12 securities analysts.

The lead portfolio manager is responsible for making investment decisions for the Fund in accordance with the Fund’s investment objectives and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individual listed in the table below is primarily responsible for the day-to-day management of the Fund.

Name of Fund	Lead Portfolio Manager
Strategic Income Fund	Samuel S. Stewart, Jr., PhD, CFA

Samuel S. Stewart, Jr., PhD, CFA has served as President of Wasatch Funds since 1986, Chairman of the Board from 1986 through 2004 and Chairman of the Board of the Advisor since 1975. He has been the lead portfolio manager for the Wasatch Strategic Income Fund since February 2006 and the Global Science & Technology Fund since May 2008. Dr. Stewart earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of finance at the University of Utah.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Fund.

11

WASATCH FUNDS — Management	JANUARY 31, 2009

SERVICE PROVIDERS

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

12

WASATCH FUNDS — Shareholder’s Guide	JANUARY 31, 2009

INVESTMENT MINIMUMS

New Accounts	$2,000

New Accounts with an Automatic Investment Plan	$1,000

Individual Retirement Accounts (IRAs)	$1,000

Coverdell Education Savings Accounts	$1,000

Make checks payable to Wasatch Funds

HOW TO CONTACT WASATCH

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.

MAIL

REGULAR MAIL DELIVERY

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

OPEN A NEW ACCOUNT

For policies governing the following transactions and services, please see “Account Policies”.

New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.

ONLINE

Visit Wasatch Funds’ web site, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.

Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

TELEPHONE

Complete the appropriate application and call for instructions on how to open an account via wire.

MAIL

Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check.

PURCHASE SHARES FOR AN EXISTING ACCOUNT

ONLINE

If you have previously established bank information, you may add to your account in amounts of $100 or more.

TELEPHONE

You may add to your account via electronic funds transfer in amounts of $100 up to $50,000 ($100,000 for corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).

MAIL

Complete the additional investment form from your statement or write a note that includes the name of the Fund, name of the account and the account number. Mail the form or note and a check.

13

WASATCH FUNDS — Shareholder’s Guide	JANUARY 31, 2009

WIRE

Have your bank send your investment to:

•	UMB Bank, N.A.
•	ABA Number 101000695

For credit to Wasatch Funds

•	Account Number 987-060-9800

For further credit to:

•	Wasatch (name of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number

AUTOMATICALLY

Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

The minimum for subsequent automatic investments is $50 per month or $100 per quarter.

SELL (REDEEM) SHARES

GENERAL

•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.

ONLINE

You may sell shares in amounts of $500 up to $50,000.

TELEPHONE

You may sell shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.

MAIL

Send Wasatch Funds a letter that includes:

•	Your name
•	The Fund(s) name
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)

For IRA accounts, please obtain an IRA Distribution Form from our web site or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

AUTOMATICALLY

Systematic Withdrawal Plan — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

This plan allows you to make monthly, quarterly, semiannual or annual redemptions of $50 or more.

14

WASATCH FUNDS — Account Policies	JANUARY 31, 2009

WHY WASATCH CLOSES OR REOPENS FUNDS

The Advisor periodically closes certain Wasatch Funds to control asset levels.

We will close a Fund when we feel it is necessary to preserve the integrity of the Fund’s investment strategies. Closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies. We believe closing Funds is in the best interest of our shareholders.

Wasatch has two levels of closed Funds, sometimes referred to as “soft closed” and “hard closed.” A “soft closed” fund permits existing shareholders of that Fund to make additional investments in that Fund, but it is closed to new investors. A “hard closed” fund is closed to all investors.

In closing a Fund, the Advisor may well be foregoing potential revenue in order to protect the Fund’s investment objectives. We decide to close Funds because the alternatives to closing a Fund would likely result in diminishing the effectiveness of the Fund’s investment strategies. These alternatives include:

1)	Increase position sizes — which may be difficult to accomplish and could increase the overall risk of the fund.
2)	Invest in a longer list of names — which may dilute the manager’s best investment ideas.
3)	Invest in larger companies — which could be a departure from the Fund’s intended strategy.

Conversely, when the assets of a closed Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may re-open the Fund.

The Advisor also manages separate account portfolios that are similar in composition to some of the Wasatch Funds.

We carefully consider many business factors including aggregate assets in Funds and separate accounts when deciding to close or open Funds.

As described in more detail in the SAI, the Advisor retains the right to make investor exceptions to closed Funds.

HOW WASATCH CLOSES OR REOPENS FUNDS

Fund closings or reopenings will be posted on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings at least two weeks prior to the effective date of the closing. You may sign up on the Funds’ web site to receive an electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.

Each change in a Fund’s status also will be filed electronically with the SEC. Please see “Other Important Information” about how to view or obtain copies of documents filed with the SEC.

POLICIES TO PREVENT MARKET TIMING

Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities.

For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

Wasatch Funds are intended as long-term investments. Therefore, the Funds’ Board of Directors has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange, at any time, for any reason.

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting.

The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, the Funds execute agreements with intermediaries that obligate them to provide certain shareholder data so the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased Funds through financial intermediaries that do not execute information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.

15

WASATCH FUNDS — Account Policies

REQUIRED INFORMATION

Federal regulations may require the Fund to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

INVESTMENT MINIMUMS

•	If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.
•	The minimum initial investment for Individual Retirement Accounts (IRAs), Education Savings Accounts and regular accounts opened with an automatic investment plan is $1,000.
•

Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly or $100 quarterly.

•	The Fund reserves the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF REGULAR ACCOUNTS

•	Individual or Joint Ownership
•	Gift to Minor
•	Corporation, Partnership, Trust or Other Entity

TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

•	Traditional IRA
•	Rollover IRA
•	Roth IRA
•	SEP-IRA
•	SIMPLE IRA
•	Section 403(b)(7) Plan

TYPES OF EDUCATION SAVINGS PLANS

•	Coverdell Education Savings Account

PREMIER SERVICES

Shareholders who purchase shares directly through Wasatch Funds and maintain a combined balance in their accounts of more than $250,000 for three consecutive months may qualify for additional benefits as a member of Wasatch Premier Services. These benefits include:

•	Priority e-mail notification of new and reopened Funds.
•	Written quarterly comments from Wasatch portfolio managers.
•	Option to receive monthly statements.
•	Exemptions for outgoing wire and IRA fees.
•	Access to a personal relationship manager.
•	Shareholders with account balances greater than $500,000 receive detailed quarterly investment reports.
•	Accounts that drop below the $250,000 minimum due to shareholder redemptions will no longer be eligible for Premier Services.
•	The Fund reserves the right to modify Premier Services eligibility requirements, benefits or services at any time.

NO CANCELLATIONS

Please place your transactions with care. The Fund will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

PURCHASING SHARES

•	There are no sales charges to purchase shares of the Fund.
•	The purchase price of your shares will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.
•	Purchases must be made in U.S. dollars.
•	The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•

The Fund reserves the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the WA-Federated Money Market Account (Money Market Fund).

•

Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the transfer agent.

•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•

When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent receives your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Fund due to incorrect bank information.

•	A $20 fee will be assessed if your online purchase cannot be made for any reason. See also “Insufficient Funds Policy” on page 20.

SELLING (REDEEMING) SHARES

•	You may request that the Fund redeem all or a portion of your shares.
•	The price of shares you redeem will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.

16

JANUARY 31, 2009

•

Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.

•	You may redeem shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) online or by telephone.
•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	The Fund does not accept redemption requests made via fax.
•	The Fund will mail a check to the address on your account within seven days after the transfer agent receives your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	The Fund can delay payment of redemption proceeds for up to seven days at any time.
•

Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the transfer agent.

•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Fund reserves the right to redeem in kind.
•	The Fund reserves the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances”.
•	Redeeming shares may result in a taxable capital gain or loss.
•

Due to money movement between Wasatch Funds and Money Market Fund, requests made on the business day prior to bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

REDEMPTION FEE

•	The Fund will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee.
•

The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

•	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.
•	Shares transferred from one shareholder to another shareholder retain the transferer’s “age” of the shares in the hand of the transferor.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through the Systematic Withdrawal Plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•

The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with the anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened.

•

The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of the Fund by the Board of Directors.

•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
•

The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.

•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
•

The redemption fee may be waived for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

•

The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Directors at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

17

WASATCH FUNDS — Account Policies

•

The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

HOW FUND SHARES ARE PRICED

•

The Fund’s share price change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.

•

The Fund’s share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of Fund shares outstanding.

•	The Fund’s share price is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•

The Fund’s share price will not be calculated on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

•

The Fund’s investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. To the extent the Fund invests in registered open-end investment companies (other than exchange traded funds), such investments are valued based on the net asset value of such funds and the prospectuses of such funds will explain the circumstances under which these companies will be using fair value pricing and the effects of using fair value pricing.

•

If market quotations are not readily available for the Fund’s investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the joint Pricing Committee of the Advisor and the Fund with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures.

•

The Fund’s investments will be valued at fair value by the joint Pricing Committee of the Advisor and the Fund with oversight by the Board of Directors if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, if on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Directors) exceeds a certain threshold, then each foreign security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in certain markets, indexes and/or securities) rather than using the last closing price of such foreign security on its principal overseas market or exchange.

•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment.
•

The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s share price is not calculated. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

MEDALLION SIGNATURE GUARANTEE

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons.

Medallion signature guarantees are required by Wasatch Funds in the following cases:

•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $50,000 ($100,000 for corporate accounts).
•	To request a wire transfer or ACH of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family if required by the receiving fund.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the certified legal documents showing the name change).
•	To add telephone privileges.

The Fund reserves the right to require a Medallion signature guarantee under other circumstances.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

A Medallion signature guarantee may not be provided by a notary public.

18

JANUARY 31, 2009

AUTOMATIC INVESTMENT PLAN (AIP)

•	Online, the AIP may be referred to as a pre-authorized draft or PAD.
•	Automatic purchases of Fund shares can be made for as little as $50 per month or $100 per quarter. The Fund does not currently charge a fee for this service.
•	You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
•	Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
•	Your financial institution must be a member of the Automated Clearing House (ACH).
•

When your AIP has been established, the bank or financial institution you designate can begin debiting a pre-authorized amount from your account on a specified date to purchase shares for your Fund account.

•	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
•	Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

•	You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
•

You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

•	You may terminate the SWP at any time without charge or penalty.
•	The Fund may terminate or modify the plan after 60 days’ written notice to shareholders.
•	The redemption fee does not apply to shares redeemed through the plan.
•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.

EXCHANGING SHARES

•	Fund shares may be exchanged for shares of other Wasatch Funds on days the New York Stock Exchange (NYSE) is open for business.
•

Prior to August 11, 2008, Fund shares could be exchanged for shares of the Northern U.S. Government Money Market Fund. As of August 11, 2008 shares of the Wasatch Funds can no longer be exchanged for shares of the Northern U.S. Government Money Market Fund. Accordingly, requests to exchange Fund shares for Northern U.S. Government Money Market Fund are no longer accepted as of such date.

•	The price of shares being exchanged will be determined the next time the Fund’s share price is calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing”.
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account.
•	New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $500 or more.
•

Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.

•

To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ web site or by calling a shareholder services representative.

•	Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.
•	New accounts automatically have the telephone exchange privilege, unless it is specifically declined.
•	The Fund does not accept exchange requests made via fax.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Fund.
•	Exchanging shares may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

EXCHANGES BETWEEN WASATCH FUNDS AND THE WA-FEDERATED MONEY MARKET ACCOUNT

•

You may exchange all or a portion of your investment in the Fund for shares of the WA-Federated Money Market Account (the “Money Market Fund”), a money market account advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.) that invests in a diversified portfolio of high quality money market instruments. The WA-Federated Money Market Account and its adviser are not affiliated persons of the Wasatch Funds or Wasatch Advisors, Inc. THE SHARES OF THE WA-FEDERATED MONEY MARKET ACCOUNT ARE NOT OFFERED BY THIS PROSPECTUS.

19

WASATCH FUNDS — Account Policies

•	Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus unless otherwise noted on the application.
•	Shareholders may not exchange Money Market Fund shares to purchase shares of Funds that are closed to new investors and existing shareholders.
•	The automatic exchange plan allows you to make automatic monthly investments in Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•	Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
•

Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is the business day prior to a bank holiday. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

•	You will begin accruing income from the Money Market Fund the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus of the Money Market Fund prior to exchanging into it.

ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

Information about eligible purchases in closed Funds can be found in the SAI or by calling a shareholder services representative.

PURCHASING SHARES THROUGH THIRD PARTIES SUCH AS BROKERS OR BANKS

•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
•	Certain features offered by the Fund, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•

The Fund and/or the Advisor may enter into agreements with various brokerage or other firms pursuant to which such firms may accept orders on behalf of the Fund and provide administrative services with respect to customers who are beneficial owners of shares of the Fund. The Fund and/or the Advisor may compensate such firms in amounts based on assets of customers invested in the Fund.

•	The Advisor may pay out of its own legitimate profits amounts to certain financial intermediaries that support the sale of shares of the Fund or provide services to shareholders of the Fund. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Fund. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund. These payments are generally based on factors such as the value of the intermediary’s client assets invested in the Fund or the type and nature of services or support furnished by the financial intermediary. These payments made by the Advisor may be in addition to payments of recordkeeping and/or networking fees made by the Fund to the financial intermediary.

•

If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.

SHAREHOLDER REPORTS

We mail annual and semi-annual reports and prospectuses unless you elect to receive them via e-mail by filling out the consent form on our web site.

Annual reports are dated September 30, the close of the Fund’s fiscal year, and contain important information about the Fund, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and contain information about the Fund’s performance and portfolio holdings as well as unaudited financial statements.

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies 30 days after receiving your request.

Additional copies of shareholder reports are available by downloading them from our web site or calling a shareholder services representative.

ACCOUNT STATEMENTS

Account statements will be mailed quarterly. You may receive quarterly statements via e-mail if you consent to Electronic Document Delivery on our web site. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the automatic investment plan, you will receive confirmation of your purchases quarterly.

We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write

20

JANUARY 31, 2009

to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

ESTABLISHING A HOUSEHOLD RELATIONSHIP

You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge and Association.

If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

VERIFICATION OF ACCOUNT STATEMENTS

You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.

INVOLUNTARY REDEMPTION

The Fund reserves the right to redeem the shares held in any account if the account balance falls below $500 unless the account has an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. Shareholders will be given at least 60 days’ written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

EMERGENCY CIRCUMSTANCES

The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Fund by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).

RESPONSIBILITY FOR FRAUD

The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.

INSUFFICIENT FUNDS POLICY

The Fund reserves the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Fund will charge your account a $20 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, the Fund may redeem shares in your account(s) to cover losses due to fluctuations in share price.

THIRD PARTY CHECKS

To guard against check fraud, the Fund will not accept checks made payable to third parties.

CHANGES TO BANK INFORMATION

Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.

ADDRESS CHANGES

To change the address on your account, visit our web site, call a shareholder services representative or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.

PORTFOLIO SECURITIES DISCLOSURE

The Fund’s portfolio securities disclosure policy is described in the Statement of Additional Information (SAI).

ABOUT THE WA-FEDERATED MONEY MARKET ACCOUNT

Please be sure to read the separate prospectus for the WA-Federated Money Market Account carefully before investing in it. The WA-Federated Money Market Account is managed by Federated Investment Management Company, not by Wasatch Advisors, Inc. Federated Investment Management Company is not an affiliate of Wasatch Advisors, Inc. or Wasatch Funds. Federated Securities Corp. is the distributor of the WA-Federated Money Market Account.

21

WASATCH FUNDS — Dividends, Capital Gain Distributions and Taxes

In addition to any increase in the value of shares which the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

Dividends from stocks and interest earned from other investments are the Fund’s main sources of investment income. It is intended that substantially all of the Fund’s net investment income, if any, will be distributed at least quarterly as dividends to shareholders. As noted below, the Fund expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.

CAPITAL GAINS

When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND

Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after the Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be invested in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. Dividends paid from the Fund’s net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Fund, will constitute “qualified dividends” eligible for the maximum federal income tax rate of 15% for taxable years beginning before January 1, 2011. In certain cases (for example with some capital gains attributable to REIT shares) a higher rate applies. The Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions paid from the Fund’s long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Fund expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.

The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

To the extent the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares.

Gain or loss upon the sale of shares of the Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.

22

JANUARY 31, 2009

The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends taxed to you including your share of taxes paid to other countries and that may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes

(other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of the Fund beginning prior to 2010, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

WHEN YOU WILL RECEIVE TAX INFORMATION

After the end of each calendar year, you will be sent information on redemptions, dividends and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.

Account tax information will also be sent to the IRS.

23

WASATCH STRATEGIC INCOME FUND — Financial Highlights	JANUARY 31, 2009

The Financial Highlights table is intended to help you understand the financial performance of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information was audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

STRATEGIC INCOME FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2008	2007	2006[1]

Net asset value, beginning of period	$11.00	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.55	0.48	0.31
Net realized and unrealized gains (losses) on investments	(2.29)	0.54	0.44

Total from investment operations	(1.74)	1.02	0.75

Redemption fees	— [2]	0.01	—	[2]

Less distributions:
Dividends from net investment income	(0.50)	(0.47)	(0.27)
Distributions from net realized gains	(1.14)	(0.04)	—

Total distributions	(1.64)	(0.51)	(0.27)

Net asset value, end of period	$7.62	$11.00	$10.48

Total return	(18.17)%	9.77%	7.58%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$21,889	$23,621	$12,732
Ratio of expenses to average net assets (including dividend payments for securities sold short):
Net of waivers and reimbursements[4]	0.97%	1.05%	0.95%
Before waivers and reimbursements[4]	1.46%	1.57%	2.66%
Ratio of expenses to average net assets (excluding dividend payments for securities sold short):
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%	0.95%
Before waivers and reimbursements[4]	1.44%	1.47%	2.66%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[4]	5.96%	4.14%	5.40%
Before waivers and reimbursements[4]	5.47%	3.62%	3.69%
Portfolio turnover rate[3]	81%	86%	14%
[1]	Fund inception date was February 1, 2006.
[2]	Represents amounts less than $.005 per share.
[3]	Not annualized for periods less than one year.
[4]	Annualized.

24

WASATCH FUNDS — Other Important Information	JANUARY 31, 2009

GENERAL

If you have any questions about Wasatch Funds or would like more information, please contact Wasatch as noted below. You may obtain a free copy of the Fund’s SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Fund’s web site at www.wasatchfunds.com or by contacting Wasatch Funds at the telephone number or address noted below.

The SAI provides more details about the Fund and its policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The reports will contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance for the most recent six- and 12-month periods.

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

CONTACT THE SEC

You can go to the SEC’s web site (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.

Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Information about the Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.

Investment Company Act File Number: 811-4920

25

WWW.WASATCHFUNDS.COM

800.551.1700

STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS, INC.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

January 31, 2009

WASATCH FUNDS, INC. (“Wasatch Funds” or the “Company”) is an open-end management investment company issuing shares of Common Stock in 18 separate series or “Funds”, all of which are publicly offered and sixteen of which are described herein: Wasatch Core Growth Fund® (the “Core Growth Fund”), Wasatch Emerging Markets Small Cap Fund™ (the “Emerging Markets Small Cap Fund”), Wasatch Global Opportunities Fund™ (the “Global Opportunities Fund”), Wasatch Global Science & Technology Fund® (the “Global Science & Technology Fund”), Wasatch Heritage Growth Fund® (the “Heritage Growth Fund”), Wasatch International Growth Fund® (the “International Growth Fund”), Wasatch International Opportunities Fund™, (the “International Opportunities Fund”), Wasatch Micro Cap Fund® (the “Micro Cap Fund”), Wasatch Micro Cap Value Fund® (the “Micro Cap Value Fund”), Wasatch Small Cap Growth Fund® (the “Small Cap Growth Fund”), Wasatch Small Cap Value Fund® (the “Small Cap Value Fund”), Wasatch Ultra Growth Fund® (the “Ultra Growth Fund”), Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”), Wasatch–1st Source Income Fund (the “Income Fund”), Wasatch–1st Source Income Equity Fund (the “Income Equity Fund”) and Wasatch–1st Source Long/Short Fund (the “Long/Short Fund”).

This Statement of Additional Information (the “SAI”) is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated January 31, 2009. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

Shareholders may obtain a copy of the Annual Report dated September 30, 2008 of the Wasatch Funds, without charge, by calling 800.551.1700 or by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com. The audited financial statements of the Wasatch Funds (other than for the Global Opportunities Fund, Income Fund, Income Equity Fund, and Long/Short Fund) appear in this Annual Report.

The Income Fund, Income Equity Fund and Long/Short Fund each commenced operations on December 15, 2008, the date of the acquisition of the assets and liabilities of 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund, respectively, (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), each a series of the Coventry Group, a registered investment company. As of the date of the acquisition, all of the holders of issued and outstanding shares of a Predecessor Fund received shares of the applicable Wasatch Fund. With the reorganization, each Fund assumed the financial and performance history of the applicable Predecessor Fund. Effective September 19, 2008, each Predecessor Fund changed its fiscal year end to September 30. The audited financial statements for the Predecessor Funds appears in its annual report dated September 30, 2008 and its annual report dated March 31, 2008. The financial statements from the foregoing annual reports are incorporated herein by reference. Investors may obtain copies of the Predecessor Funds’ annual and semi-annual reports without charge by calling 800.766.8938.

Annual and Semi-Annual Reports for the Income Fund, Income Equity Fund and Long/Short Fund will be available after each Fund has completed the applicable fiscal periods. The Annual and Semi-Annual Reports will contain a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the fiscal period covered by the Report.

P.O. Box 2172 Milwaukee, WI 53201-2172 www.wasatchfunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. The Core Growth Fund, Small Cap Growth Fund and U.S. Treasury Fund commenced operations on December 6, 1986, the Ultra Growth Fund on August 16, 1992, the Micro Cap Fund on June 19, 1995, the Small Cap Value Fund on December 17, 1997, the Global Science & Technology Fund on December 19, 2000, the International Growth Fund on June 28, 2002, the Micro Cap Value Fund on July 28, 2003, the Heritage Growth Fund on June 18, 2004, the International Opportunities Fund on January 27, 2005, the Emerging Markets Small Cap Fund on October 1, 2007, the Global Opportunities Fund on November 17, 2008, and the Income Fund, the Income Equity Fund and the Long/Short Fund on December 15, 2008.

Each Fund is advised by Wasatch Advisors, Inc. (the “Advisor”). The U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (“Hoisington”). The Income Fund is sub-advised by 1st Source Corporation Investment Advisors, Inc. (“1st Source”). Hoisington and 1st Source are each referred to herein as a “Sub-Advisor” or collectively, the “Sub-Advisors.”

FUND INVESTMENTS

Wasatch Funds is an open-end management investment company currently offering 18 separate Funds. The Core Growth Fund, Global Science & Technology Fund, Heritage Growth Fund, Income Fund, Income Equity Fund, International Growth Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and U.S. Treasury Fund are each diversified funds.

The Emerging Markets Small Cap Fund, Global Opportunities Fund, International Opportunities Fund and Long/Short Fund are each non-diversified funds, which means that each is permitted to invest its assets in a more limited number of issuers than other diversified investment companies. Each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). To so qualify (i) not more than 25% of the total value of each of the Fund’s assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by each of the Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of each of the Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) each of the Funds may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Core Growth Fund, Emerging Markets Small Cap Fund, Global Science & Technology Fund, Heritage Growth Fund, Global Opportunities Fund, Income Equity Fund, International Growth Fund, International Opportunities Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund are each referred to as an equity fund (each, an “Equity Fund,” and collectively, the “Equity Funds”).

The Prospectus has a description concerning the investment objectives and policies of each of the Funds. The investment policies of the Funds, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Directors of the Funds (the “Board” or the “Board of Directors”) without the authorization of the Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

Fund Names and Investment Policies. The Emerging Markets Small Cap Fund, Global Science & Technology Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Treasury Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Each of the Funds’ principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds’ investment strategies and the associated risks.

Borrowing to Purchase Securities (Leveraging). The Equity Funds and Income Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund’s securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor and 1st Source believe there may be times when it may be advantageous to the applicable Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities. The Equity Funds and Income Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock.

Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Funds, the Advisor or 1st Source, as applicable, will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds. The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Equity Funds (other than the Income Equity Fund) may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). Similarly, the Income Fund may also invest up to 10% of its net assets in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Equity Funds and Income Fund may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Equity Funds and Income Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Equity Funds (other than the Income Equity Fund and Long/Short Fund) may also use derivatives for non-hedging (speculative) purposes including to enhance a Fund’s returns. An Equity Fund and the Income Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s or Sub-Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contract; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts. The Equity Funds and the Income Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund’s portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund’s portfolio. If the market declines as anticipated, the value of stocks in a Fund’s portfolio would decrease, but the value of a Fund’s futures contracts would increase. The Equity Funds (other than the Long/Short Fund and Income Equity Fund) may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Equity Funds and the Income Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor or applicable Sub-Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Equity Funds and the Income Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the respective Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Options and Futures Relating to Foreign Currencies. The Equity Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Equity Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Equity Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Equity Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Equity Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Equity Funds’ investments exactly over time.

Asset Coverage for Futures and Options Positions. The Equity Funds and the Income Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Equity Funds’ assets could impede portfolio management or the Equity Funds’ ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Equity Funds and the Income Fund have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Such Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Funds’ investments in futures contracts and commodity options, and such Funds’ policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity options contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

Put and Call Options. The Equity Funds and the Income Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Equity Funds and Income Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Equity Funds. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options. The Equity Funds and the Income Fund may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Each Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Equity Funds and the Income Fund may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Funds will write only “covered” put and call options.

A call option written by a Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

A put option written by a Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Equity Funds and Income Fund may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Equity Funds and Income Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Equity Funds and Income Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time.

Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the respective Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, a Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if a Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Exchange-Traded Funds (“ETFs”). The Equity Funds and the Income Fund may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track a particular market index while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons a Fund would purchase an ETF. For example, a Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses, including management fees, that increase their costs versus the costs of owning the underlying securities directly. The Funds may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Equity Funds and the Income Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Equity Funds and the Income Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Equity Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Equity Funds and the Income Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor and 1st Source with respect to the Income Fund expect to enter into settlement hedges in the normal course of managing the respective Fund’s foreign investments. The Equity Funds and the Income Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or 1st Source.

The Equity Funds and Income Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s or 1st Source’s, as applicable, skill in analyzing and predicting currency values. Forward contracts may substantially change the respective Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor or 1st Source anticipates. For example, if a currency’s value rose at a time when the Advisor or 1st Source had hedged the Equity Funds or the Income Fund, respectively, by selling that currency in exchange for U.S. dollars, the Funds would be unable to participate in the currency’s appreciation. If the Advisor or 1st Source hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor or 1st Source increases the applicable Fund’s exposure to a foreign currency, and that currency’s value declines, the Funds will realize a loss. There is no assurance that the Advisor’s or 1st Source’s use of forward currency contracts will be advantageous to the Equity Funds or the Income Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Equity Funds and the Income Fund.

Foreign Securities. The Core Growth Fund, Heritage Growth Fund, Small Cap Growth Fund and Small Cap Value Fund may invest up to 20% of their respective total assets at the time of purchase in securities issued by foreign companies. The Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund may invest up to 30% of their respective total assets at the time of purchase in securities issued by foreign companies. The Income Fund, Income Equity Fund and Long/Short Fund may invest in securities issued by foreign companies directly or through sponsored and unsponsored American Depositary Receipts. For the Core Growth Fund, the Heritage Growth Fund, the Income Fund, the Income Equity Fund, the Long/Short Fund, the Small Cap Growth Fund and the Small Cap Value Fund securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as “Foreign Companies” and are not, therefore, subject to the foregoing limitations. Under normal market conditions, a significant portion of the Global Science & Technology Fund’s assets (typically between 30% and 80% at the time of purchase) and the Global Opportunities Fund’s assets (typically between 40% and 80% at the time of purchase) will be invested outside of the United States. The Emerging Markets Small Cap Fund, International Growth Fund and International Opportunities Fund may invest in securities issued by foreign companies without limitation. For the Global Science & Technology Fund, Global Opportunities Fund, the Emerging Markets Small Cap Fund, the International Growth Fund, and the International Opportunities Fund, securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are defined as “Foreign Companies.” Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of a Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets. The Equity Funds may invest in securities issued by companies domiciled in countries with emerging markets. Investing in securities of issuers domiciled in countries with emerging securities markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

Each Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Income Fund, Income Equity Fund and Long/Short Fund will limit their respective investment in Section 4(2) securities to not more than 10% of its respective net assets.

The fair value of these securities will be determined by the Joint Pricing Committee of the Advisor and the Funds with oversight by the Board of Directors in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of a Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33  1/3% of the value of a Fund’s total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor or the applicable Sub-Advisor takes temporary defensive positions, including when the Advisor or applicable Sub-Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money Market Instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. A Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations (“NRSRO”) (e.g., Standard & Poor’s Corporation and Moody’s Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Advisor or applicable Sub-Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Mortgage-Related Securities. The Funds may, consistent with their investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to a

Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Income Fund will receive when these amounts are reinvested.

The Funds may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor or Sub-Advisor, as applicable, deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Municipal Obligations. The Funds may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. The Advisor, the Sub-Advisor or a Fund do not guarantee that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-investment Grade Securities. The Equity Funds (except for the Income Equity Fund) and Income Fund may invest up to 10% of their total assets in non-investment grade securities subject to the following. The Long/Short Fund may invest without limitation in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund’s net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund’s assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may adversely affect the ability of the Joint Pricing Committee of the Advisor or the Funds’ Board of Directors to accurately value a Fund’s non-investment grade securities and a Fund’s assets and may also adversely affect a Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor or the applicable Sub-Advisor continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. A Fund may be more dependent upon the Advisor’s or the applicable Sub-Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies are widely accepted measures of credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if a Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock. The Equity Funds and the Income Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities. The Equity Funds and Income Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Equity Funds and Income Fund will not invest in real estate directly, but only in securities issued by real estate companies. The risks from investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Each Fund may agree to purchase repurchase agreement securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to its members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements are held either by the Funds’ custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds’ custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Funds may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor or applicable Sub-Advisor takes temporary defensive positions, including when the Advisor or applicable Sub-Advisor is unable to locate attractive investment opportunities or when the Advisor or applicable Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements. The Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with a Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities of Other Investment Companies. The Equity Funds and Income Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which a Fund may rely. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor and 1st Source believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Funds currently intend to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or a Sub-Advisor or otherwise affiliated with the Advisor or a Sub-Advisor, in excess of the limits discussed above.

With respect to a Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, an Equity Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. The Equity Funds (except the Income Equity Fund) may make short sales of securities. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

Short sales are subject to the risk that a Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” a Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” means the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when, in the course of analyzing individual companies to find those the Advisor believes have superior growth prospects, the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

An eligible Fund, except the Long/Short Fund, will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The Long/Short Fund may engage in short sales, as permitted by applicable law and any issuer limits imposed herein or under the 1940 Act. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations. The Funds may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor and 1st Source is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Equity Funds and the Income Fund may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

A Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by Advisor or Sub-Advisor to be creditworthy.

United States Government Securities. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protection Securities (TIPS). The Funds may invest in U.S. Treasury Inflation-Protection Securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes. The Equity Funds and the Income Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper for a Fund. The Advisor or 1st Source will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities. The Equity Funds and the Income Fund may acquire variable and floating rate securities, subject to such Fund’s investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Advisor or 1st Source, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Advisor or 1st Source will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and a Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund’s limitation on investments in illiquid securities, as set forth in a Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants. The Equity Funds and the Income Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Funds may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a “when-issued” basis, a Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor or 1st Source to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Funds are set forth in the current Prospectus.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

Each of the Core Growth Fund, Emerging Markets Small Cap Fund, Global Science & Technology Fund, Heritage Growth Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The Income Equity Fund and Long/Short Fund may not:

1.	Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations. (This restriction does not apply to the Long/Short Fund).

2.	Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.	Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

5.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities”.

7.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The U.S. Treasury Fund may not:

1.	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

4.	Make short sales of securities.

5.	Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

6.	Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

7.	Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of the Fund’s total assets. The Fund will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, the Fund will not make additional investments while its borrowing exceeds 5% of total assets.)

8.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

10.	As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund’s total assets, taken at market value.

11.	As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.

The Income Fund – may not:

1.	Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.

2.	Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.	Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreement.

5.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities”.

7.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Company’s Board of Directors without shareholder vote.

Each of the Core Growth Fund, Emerging Markets Small Cap Fund, Global Science & Technology Fund, Heritage Growth Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

6.	Engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets.

7.	Purchase securities on margin, except that the Funds may obtain such short-term credit as may be necessary for the clearance of transactions.

The U.S. Treasury Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its assets in other investment companies.

3.	Invest more than 15% of its assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 5% of its total assets (taken at market value at the time of each investment) in “Special Situations,” i.e., companies in the process of reorganization or buy-out.

The Income Fund will not:

1.	Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, rules thereunder or pursuant to any exemptions therefrom.

2.	Engage in any short sales.

3.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Income Equity Fund and Long/Short Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Income Equity Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

3.	Engage in any short sales.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Disclosure of Portfolio Holdings. The Board of Directors has adopted the Policies on Releasing Portfolio Securities for the Funds (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Funds and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Funds with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Funds to prevent the selective disclosure of non-public information concerning the Funds. The Board and the Advisor considered each of the circumstances under which the Funds’ portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Funds’ shareholders and those of the Advisor for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Funds and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Funds, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below:

•

Disclosure of Mutual Fund Holdings on a Lag. The Funds may publicly disclose all calendar quarter-end mutual fund holdings of all Funds, including lists of top ten holdings, after a 60 day delay for the Equity Funds except the Heritage Growth Fund and the Income Equity Fund. The Heritage Growth Fund, Income Fund, Income Equity Fund and U.S. Treasury Fund may publicly disclose all calendar quarter-end holdings on a 30-day delay. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or e-mailing shareholderservice@wasatchfunds.com.

•

Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. Factset), proxy voting services (e.g. Institutional Shareholder Services (“ISS”)), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Funds’ portfolio holdings in connection with their official duties and responsibilities. The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

•

Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about a Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

•

Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. As of December 31, 2008, the Funds’ complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: State Street Analytics and Factset.

•

Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Funds. Such disclosure varies and may be as frequent as daily, with no delay.

•

Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Funds may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information.

Disclosure as Required by Law. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or a Fund as required by applicable laws, rules and regulations must be authorized by a Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Directors and/or Audit Committee at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Company name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Independent Directors
James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 64	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18

Private companies and foundations.

Director and Board Chairman of Bayhill Capital Corporation (telephone communications) since December 2007.

Director, University of Utah Research Foundation (technology and real estate foundation affiliated with University of Utah) since 1998.

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University from 1978 to 2007.	18	None

D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	18	None

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Interested Director
Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

[1]	A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.
[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers
Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 39	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 41	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 44	Vice President and Treasurer	Indefinite Served as Vice President since February 2008 and Treasurer since November 2008	Vice President for Wasatch Funds since February 2008; Treasurer for Wasatch Funds since November 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Board of Directors and Committees. The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company’s business affairs between board meetings.

The Company’s Board of Directors has created an Audit Committee whose members are Messrs. Jensen, Swinyard and Croft. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. The Audit Committee met four times during the fiscal year ended September 30, 2008. The Company’s Board of Directors has no other committees.

Directors’ Fund Holdings as of December 31, 2008.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Interested Director
Samuel S. Stewart, Jr.		Over $1,000,000
Core Growth Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$1-$10,000
International Opportunities Fund	$500,001-$1,000,000
Micro Cap Value Fund	$100,001-$500,000
Small Cap Growth Fund	$1-$10,000
All other Funds	None
Independent Directors
James U. Jensen		$10,001-$50,000
Global Opportunities Fund	$1-$10,000
Heritage Growth Fund	$1-$10,000
International Growth Fund	$1-$10,000
Micro Cap Value Fund	$1-$10,000
Small Cap Growth Fund	$1-$10,000
Small Cap Value Fund	$1-$10,000
Income Equity Fund	$1-$10,000
Long Short Fund	$1-$10,000

All other Funds	None
William R. Swinyard		Over $100,000
Global Opportunities Fund	$10,001-$50,000
Global Science & Technology Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
Micro Cap Fund	$10,001-$50,000
Small Cap Growth Fund	Over $100,000
All other Funds	None
D. James Croft		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
Small Cap Growth Fund	$1-$10,000
U.S. Treasury Fund	$10,001-$50,000
All other Funds	None

Compensation. The Funds’ method of compensating Directors is to pay each Independent Director a retainer of $36,000 per year for services rendered, a fee of $3,500 for each Board of Directors meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $3,500 for each Audit Committee meeting attended and held telephonically, unless an Audit Committee meeting is held on the same day as a Board of Directors meeting, in which case there is no separate fee paid to the Audit Committee members. In addition, the Chairman of the Board receives an additional fee of $9,500 a year as Chairman and the Chairman of the Audit Committee receives an additional fee of $4,000 per year as Chairman. The Fund also may reimburse the Independent Directors for travel expenses incurred in order to attend meetings of the Board of Directors and for continuing education expenses. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company’s Directors during the fiscal year ended September 30, 2008 (exclusive of out-of-pocket expenses reimbursed).

Name of Director	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex paid to Directors
Interested Director
Samuel S. Stewart, Jr.	$0	$0	$0

Independent Directors
James U. Jensen	$70,000	$0	$70,000
William R. Swinyard	$64,500	$0	$64,500
D. James Croft	$60,500	$0	$60,500

Code of Ethics. Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund’s investment activities. The Funds, the Advisor and the Sub-Advisors have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor or a Sub-Advisor, as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of its access persons. Under the Advisor’s Code, access persons are further required to pre-clear by memorandum approved by the Advisor’s Approval Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Wasatch Funds’ interests. Access persons under the Advisor’s Code of Ethics are also required to report their non-exempt personal securities transactions on a quarterly basis. Under 1st Source’s Code of Ethics, access person are also required to pre-clear personal securities transactions on non-exempt securities with their compliance officer. The access persons under 1st Source’s Code of Ethics must also report, among other things, their non-exempt personal securities transactions on a quarterly basis.

Proxy Voting Policies. The Company’s, the Advisor’s and 1st Source’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Company on behalf of each of its series (except for the Income Fund, Income Equity Fund and Long/Short Fund, each of which commenced operations on December 15, 2008, and the Global Opportunities Fund which commenced operations on November 17, 2008) has filed with the SEC their proxy voting records on Form N-PX for the 12-month period ended June 30, 2008. Form N-PX must be filed by the Company on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Funds’ web site at www.wasatchfunds.com or the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2009, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Series A –Small Cap Growth Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	27.95%
Series A –Small Cap Growth Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	19.92%
Series B –Core Growth Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	19.09%
Series B –Core Growth Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	18.25%
Series B –Core Growth Fund	Vanguard Fiduciary Trust Co.* Attn: Outside Funds PO BOX 2600, VM 613 Valley Forge, PA 19482	6.12%
Series C –U.S. Treasury Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	33.29%
Series C –U.S. Treasury Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	16.53%
Series C –U.S. Treasury Fund	NA Bank & Co.* PO BOX 2180 Tulsa, OK 74101	5.62%
Series D –Ultra Growth Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	28.66%
Series D –Ultra Growth Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	12.82%
Series D –Ultra Growth Fund	Vanguard Fiduciary Trust Co.* Attn: Outside Funds PO BOX 2600, VM 613 Valley Forge, PA 19482	6.10%
Series E –Micro Cap Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	21.03%

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Series E –Micro Cap Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	10.30%
Series F –Global Science & Technology Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	28.27%
Series F –Global Science & Technology Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	17.87%
Series G –Small Cap Value Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	21.52%
Series G –Small Cap Value Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	19.97%
Series G –Small Cap Value Fund	Union Central Life Insurance Co. 1876 Waycross Road, Station 6 Cincinnati, OH 45240	6.62%
Series H –International Growth Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	21.20%
Series H – International Growth Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	18.50%
Series I – Micro Cap Value Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	29.08%
Series I – Micro Cap Value Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	14.30%
Series I – Micro Cap Value Fund	Ameritrade Inc.* PO Box 2226 Omaha, NE 68103-2226	6.41%
Series J – Heritage Growth Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	25.92%
Series J – Heritage Growth Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	16.78%
Series K – International Opportunities Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	51.02%

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Series K – International Opportunities Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	9.40%
Series M – Emerging Markets Small Cap Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	24.90%
Series M – Emerging Markets Small Cap Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	23.28%
Series O – Global Opportunities Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	28.94%
Series O – Global Opportunities Fund	Susanne B. Gardiner 4247 Camille Street Salt Lake City, UT 84124-2802	16.19%
Series O – Global Opportunities Fund	Kaufman & Bernstein Retirement Pool 1925 Century Park E., Suite 800 Los Angeles, CA 90067-2701	8.08%
Series P – Income Fund	NFS LLC FEBO* PO BOX 1602 South Bend, IN 46634-1602	60.18%
Series P – Income Fund	NFS LLC FEBO* PO BOX 1602 South Bend, IN 46634-1602	17.27%
Series P – Income Fund	NFS LLC FEBO* PO BOX 1602 South Bend, IN 46634-1602	15.65%
Series Q – Income Equity Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	45.30%
Series Q – Income Equity Fund	NFS LLC FEBO* PO BOX 1602 South Bend, IN 46634-1602	10.09%
Series Q – Income Equity Fund	NFS LLC FEBO* PO BOX 1602 South Bend, IN 46634-1602	8.59%
Series R – Long/Short Fund	NFS LLC FEBO* PO BOX 1602 South Bend, IN 46634-1602	40.78%
Series R – Long/Short Fund	NFS LLC FEBO* PO BOX 1602 South Bend, IN 46634-1602	12.17%
Series R – Long/Short Fund	Ameritrade Inc.* PO Box 2226 Omaha, NE 68103-2226	11.56%
Series R – Long/Short Fund	NFS LLC FEBO* PO BOX 1602 South Bend, IN 46634-1602	9.33%

As of December 31, 2008, the directors and officers as a group owned less than 1% of the shares outstanding of each Fund, except for in the International Opportunities Fund. The directors and officers own 1.38% of the outstanding shares of the International Opportunities Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract with the Company on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Funds of approximately $4.5 billion as of December 31, 2008. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization. Dr. Samuel S. Stewart, Jr., Mr. Jeff S. Cardon and Ms. Karey D. Barker by virtue of their share ownership of WA Holdings, Inc., are deemed to control the Advisor.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is the only owner of more than 25% of WA Holdings, Inc. Dr. Stewart is an officer and director of the Advisor and is also an interested director of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board and Chief Executive Officer; Jeff S. Cardon, President, Treasurer and Director; Karey D. Barker, Vice President and Director; Robert T. Gardiner, Vice President; Michael K. Yeates, Chief Financial Officer, Vice President and Director; J.B. Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor the following also hold positions with the Company: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under the Advisory and Service Contracts, each Fund pays the Advisor a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate
Core Growth Fund	1.00%
Emerging Markets Small Cap Fund	1.75%
Global Opportunities Fund	1.95%
Global Science & Technology Fund	1.50%
Heritage Growth Fund	0.70%
Income Fund	0.55%
Income Equity Fund	0.90%
International Growth Fund	1.50%
International Opportunities Fund	1.95%
Long/Short Fund	1.10%
Micro Cap Fund	1.95%
Micro Cap Value Fund	1.95%
Small Cap Growth Fund	1.00%
Small Cap Value Fund	1.50%
Ultra Growth Fund	1.25%
U.S. Treasury Fund	0.50%

The management fees paid by the Emerging Markets Small Cap Fund, Global Opportunities Fund, International Opportunities Fund, Micro Cap Fund and Micro Cap Value Fund are higher than those paid by most mutual funds. The management fees paid by certain other Wasatch Funds are higher than the management fees charged by many mutual funds. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; reports to government authorities and proxy statements; fees paid to Directors who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Funds’ assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

Each Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, each Advisory and Service Contract is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor. Each Advisory and Service Contract shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of a Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Funds.

The Advisor has contractually agreed to limit until January 31, 2010 the total annual fund operating expenses of the Core Growth Fund and Small Cap Growth Fund to 1.50%, Global Science & Technology Fund, International Growth Fund and Small Cap Value Fund to 1.95%, Global Opportunities Fund, International Opportunities Fund, Micro Cap Fund and Micro Cap Value Fund to 2.25%, Ultra Growth Fund to 1.75%, U.S. Treasury Fund to 0.75% and Heritage Growth Fund to 0.95% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses are excluded from the contractual fee waiver.

The Advisor has contractually agreed to limit until January 31, 2011 the total annual fund operating expenses of the Income Equity Fund to 1.10% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses are excluded from the contractual fee waiver.

The Advisor has contractually agreed to limit until January 31, 2010 total annual fund operating expenses of the Emerging Markets Small Cap Fund to 2.10% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitation. Acquired Fund fees and expenses are not included in the contractual limitation. The expense limitation for the Emerging Markets Small Cap Fund will decrease to 2.05% when average net assets of the Fund reach $50 million; to 2.00% when average net assets of the Fund reach $100 million; and to 1.95% when average net assets of the Fund reach $150 million. The decrease will take effect on the first day of the quarter after the Fund’s assets reach such threshold. After Fund assets reach a particular threshold, the expense limitation will remain at the applicable percentage even if the Fund’s assets subsequently decrease below the required level.

For the fiscal years ended September 30, 2008, 2007 and 2006, the Advisor accrued the following management fees and waived a portion of its management fees as set forth below. The Global Opportunities Fund commenced operations on November 17, 2008 and the Income Fund, Income Equity Fund and Long/Short Fund commenced operations on December 15, 2008. Accordingly, no management fees to the Advisor are provided for these Funds.

Name of Fund	2008	2007	2006
Core Growth Fund
Gross Management Fees	$9,358,442	$13,387,336	$16,119,161
Waived Management Fees	—	—	—
Emerging Markets Small Cap Fund[1]
Gross Management Fees	$809,003	—	—
Waived Management Fees	$262,554	—	—
Global Science & Technology Fund
Gross Management Fees	$2,240,531	$2,233,272	$1,712,281
Reimbursed/Waived Management Fees	—	—	—
Heritage Growth Fund
Gross Management Fees	$980,213	$1,664,814	$2,056,173
Reimbursed/Waived Management Fees	$80,630	—	—
International Growth Fund
Gross Management Fees	$5,812,423	$6,924,780	$5,743,150
Reimbursed/Waived Management Fees	—	—	—
International Opportunities Fund
Gross Management Fees	$992,629	$975,240	$692,471
Reimbursed/Waived Management Fees	$166,014	$124,659	$127,513
Micro Cap Fund
Gross Management Fees	$9,714,834	$12,569,493	$11,847,396
Waived Management Fees	—	—	—
Micro Cap Value Fund
Gross Management Fees	$2,223,480	$2,226,845	$1,869,714
Waived Management Fees	$113,253	$46,857	$74,583
Small Cap Growth Fund
Gross Management Fees	$9,170,234	$12,059,914	$13,442,242
Waived Management Fees	—	—	$11,968
Small Cap Value Fund
Gross Management Fees	$7,018,944	$10,553,428	$10,712,885
Waived Management Fees	—	—	—

Name of Fund	2008	2007	2006
Ultra Growth Fund
Gross Management Fees	$2,637,128	$3,556,825	$4,491,391
Waived Management Fees	—	—	$3,632
U.S. Treasury Fund
Gross Management Fees	$597,531	$940,898	$875,268
Waived Management Fees	—	—	—

[1]	The Emerging Market Small Cap Fund commenced operations on October 1, 2007.

Under an investment advisory agreement with 1st Source, the 1st Source Monogram Income Fund, the Predecessor Fund to the Income Fund, paid an advisory fee of 0.55% of the fund’s average daily net assets to its investment adviser, 1st Source, a wholly-owned subsidiary of 1st Source Bank. Under an investment advisory agreement with 1st Source, the 1st Source Monogram Income Equity Fund, the Predecessor Fund to the Income Equity Fund, paid an advisory fee of 0.80% of the fund’s average daily net assets to its investment adviser, 1st Source. Under an investment advisory agreement with 1st Source, the 1st Source Monogram Long/Short Fund, the Predecessor Fund to the Long/Short Fund, paid an advisory fee of 1.10% of the fund’s average daily net assets to its investment adviser, 1st Source.

For each of the past three fiscal years ended March 31 and six months ended September 30, 2008, 1st Source earned the amounts indicated below with respect to investment advisory services provided to the Predecessor Funds pursuant to the prior investment advisory agreement with 1st Source.

	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
1st Source Monogram Income Fund	$413,138	$414,892	$449,049	$249,524
1st Source Monogram Income Equity Fund	$897,714	$1,106,659	$2,471,695	$2,561,482
1st Source Monogram Long/Short Fund	$294,177	$425,841	$808,020	$587,291

Sub-Advisors. Hoisington is the sub-advisor to the U.S. Treasury Fund. Hoisington is a Texas corporation, and its principal place of business is 1250 S. Capital of Texas Highway, Building 3, Suite 600, Austin, Texas 78746. Hoisington had total assets under management of approximately $6 billion as of December 31, 2008.

Pursuant to a sub-advisory agreement entered into between the Advisor and Hoisington (“Hoisington Sub-Advisory Agreement”), and subject to the supervision of the Advisor, Hoisington directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. The Hoisington Sub-Advisory Agreement provides that the Advisor shall pay Hoisington a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may voluntarily waive a portion or all of its fee, in which case the Advisor may retain more of the advisory fee paid by the Treasury Fund under the Advisory and Service Contract and the Sub-Advisor may reimburse the Advisor for certain expenses.

1st Source is the sub-advisor to the Income Fund. 1st Source is a registered investment advisor that has been in business since 2001. 1st Source agreed to become the sub-advisor for the Income Fund in 2008. 1st Source has its offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a

wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of their clients, assets of approximately $3 billion. 1st Source Bank has over 60 years of banking experience. 1st Source makes the day-to-day investment decisions for the Income Fund. In addition, 1st Source continuously reviews, supervises and administers the Fund’s investment program. The Sub-Advisor had total assets under management of approximately $2.6 billion as of December 31, 2008.

Pursuant to a sub-advisory agreement entered into between the Advisor and 1st Source (“1st Source Sub-Advisory Agreement” and, together with the Hoisington Sub-Advisory Agreement, the “Sub-Advisory Agreements”), and subject to the supervision of the Advisor, 1st Source directs the investment of the Income Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. Under the 1st Source Sub-Advisory Agreement between the Advisor and 1st Source, the Advisor has agreed to pay the Sub-Advisor a management fee, which is currently equal to 0.52% of the Income Fund’s average daily net assets. 1st Source may voluntarily waive a portion or all of its fee in which case the Advisor may retain more of the advisory fee paid by the Income Fund under the Advisory and Service Contract and the Sub-Advisor may reimburse the Advisor for certain expenses.

Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor and the Sub-Advisor. Each Sub-Advisory Agreement may be terminated by the Advisor on 60 days’ written notice to a Sub-Advisor, or by a Sub-Advisor on 60 days’ written notice to the Advisor. Each Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of a Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

General Information

Administrator. The Company has entered into an administration agreement dated July 1, 2005, with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective July 1, 2005, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

For the fiscal years ended September 30, 2008, 2007 and 2006, the fees paid to the Administrator are set forth below. The Global Opportunities Fund commenced operations on November 17, 2008. Accordingly, no fees paid to the Administrator are provided for this Fund.

Name of Fund	2008	2007	2006
Core Growth Fund	$273,040.85	$331,716.97	$383,038.21
Emerging Markets Small Cap Fund[1]	13,605.80	—	—

Name of Fund	2008	2007	2006
Global Science & Technology Fund	43,493.50	36,973.50	27,234.82
Heritage Growth Fund	40,766.66	58,923.04	69,759.27
International Growth Fund	112,738.60	114,461.17	91,149.74
International Opportunities Fund	14,540.60	12,089.93	8,252.39
Micro Cap Fund	141,706.77	155,769.47	140,988.31
Micro Cap Value Fund	32,692.52	27,602.62	22,266.70
Small Cap Growth Fund	267,999.23	298,774.26	319,644.91
Small Cap Value Fund	136,383.64	174,318.58	169,863.14
Ultra Growth Fund	61,534.95	70,512.80	85,368.34
U.S. Treasury Fund	35,106.75	46,536.41	41,816.72

[1]	The Emerging Market Small Cap Fund commenced operations on October 1, 2007.

Citi Fund Services Ohio, Inc. (“Citi”) served as administrator to the Predecessor Funds. Prior to its acquisition by Citigroup on August 1, 2007, the administrator was known as BISYS Fund Services Ohio, Inc. Citi received a fee from the Predecessor Funds for its services as administrator and expenses assumed pursuant to the administration agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to fifteen one-hundredths of one percent (0.15%) of the Predecessor Fund’s average daily net assets. For each of the past three fiscal years ended March 31 and the six months ended September 30, 2008, Citi or BISYS Fund Services Ohio, Inc., the prior administrator, earned the amounts indicated below with respect to its services to the Predecessor Funds pursuant to the Administration Agreement:

Fund	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
1st Source Monogram Income Fund	$114,428	$113,153	$122,469	$68,053
1st Source Monogram Income Equity Fund	$170,706	$207,499	$463,445	$480,283
1st Source Monogram Long/Short Fund	$40,700	$58,069	$110,185	$80,086

Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Company. Under the agreement with State Street, the cost to each Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0125% and decreasing if the assets exceed $3.6 billion.

Distributor. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Funds’ transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as Wasatch Funds’ custodian and is responsible for among other things, safeguarding and controlling the Company’s cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Company.

Legal Counsel to Wasatch Funds and Independent Directors. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Company and its Independent Directors and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1100 Walnut, Suite 1300, Kansas City, Missouri 64106, is the Company’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

Other Service Agreements. The Company, on behalf of the Funds, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Advisor and/or the Funds compensate the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Funds.

Rule 12b-1 Plan. The Company has not adopted a distribution plan with respect to the Fund pursuant to Rule 12b-1 under the 1940 Act.

However, the Coventry Group adopted a Distribution and Shareholder Service Plan (the “Plan”) with respect to the Predecessor Funds pursuant to Rule 12b-1 under the 1940 Act under which a Predecessor Fund was authorized to pay Foreside Distribution Services, L.P., (“Foreside”), the Predecessor Funds’ distributor, in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the shares of a Fund (the “12b-1 Fee”). Payments of the 12b-1 Fee to Foreside were used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to a Fund’s Shares, (ii) for promotional activities intended to result in the sale of Shares and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Shares. Participating Organizations include banks, broker-dealers, Foreside and other institutions. Payments to such Participating Organizations may be made pursuant to agreements entered into with Foreside.

Prior to its acquisition by Foreside Distributors, LLC on August 1, 2007, Foreside was known as BISYS Fund Services Limited Partnership (“BISYS”), 690 Taylor Road, Suite 150, Gahanna, OH 43230. For the fiscal years ended March 31 and the six months ended September 30, 2008, the Predecessor Funds incurred the following amounts pursuant to the Plan for payments to have been made to BISYS for certain distribution and shareholder services described above, all of which amounts were waived:

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
1st Source Monogram Income Fund	$188,587	$204,113	$113,420
1st Source Monogram Income Equity Fund	$345,830	$772,404	$800,464
1st Source Monogram Long/Short Fund	$96,782	$183,641	$133,475

PORTFOLIO MANAGERS

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by each portfolio manager and assets under management in those accounts as of December 31, 2008.

Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts[3]		Other Accounts[4]
Portfolio Manager	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)
Wasatch Advisors, Inc.
Christopher D. Bowen	1	63,379,068	—	—	3	33,128,017
Brian Bythrow	2	60,941,220	—	—	NA	NA
Jeff Cardon	1	542,336,101	—	—	53	427,616,396
Daniel Chace	1	217,412,454	—	—	7	26,454,914
Roger D. Edgley	3	185,537,408	—	—	3	422,242,900
Robert Gardiner	1	27,398,563	—	—	—	—
Laura Geritz	1		—	—	1	$103,521,921
Ajay Krishnan	1	91,863,615	—	—	6	78,353,857
Paul Lambert	1	399,920,154	—	—	49	308,836,834
Jim Larkins	1	181,770,991	—	—	29	117,433,873
John Malooly	1	57,736,672	—	—	NA	NA
Ralph Shive	2	955,076,670	—	—	—	—
Michael Shinnick	2	955,076,670	—	—	—	—
Ryan Snow	1	63,379,068	—	—	3	33,128,017
Samuel S. Stewart	1	50,122,989	3	165,830,000	NA	NA
J.B. Taylor	1	399,920,154	—	—	49	308,836,834
Blake H. Walker	1	43,915,846	—	—	NA	NA

Hoisington
Van Robert Hoisington	1	191,238,281	—	—	NA	NA

1st Source
Paul Gifford	1	88,400,000	2	120,000,000	290	250,000,000

[1]	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.
[2]	Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.
[3]	As of December 31, 2008, the portfolio managers (except Mr. Gifford and Mr. Stewart) did not manage any other pooled investment vehicle accounts.
[4]

For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. For the Sub-Advisors, other accounts would include, but are not limited to, individual accounts, pension and profit sharing plans, trusts and estates, charitable organizations and corporations, and other business entities. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees

Portfolio Manager	Number of Accounts	Assets Managed
Wasatch Advisors, Inc.:
Christopher D. Bowen	—	—
Brian Bythrow	—	—
Jeff Cardon	—	—
Daniel Chace	—	—
Roger D. Edgley	—	—
Robert Gardiner	—	—
Laura Geritz	—	—
Ajay Krishnan	—	—
Paul Lambert	2	3,519,876
Jim Larkins	—	—
John Malooly	—	—
Ralph Shive	—	—
Michael Shinnick	—	—
Ryan Snow	—	—
Samuel S. Stewart	—	—
J.B. Taylor	2	3,519,876
Blake H. Walker	—	—

Hoisington
Van Robert Hoisington	—	—

1st Source
Paul Gifford	—	—

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Fund’s investments and the investments of any other fund or client accounts the Advisor or the respective Fund’s individual team members also manages, including Cross Creek Capital, L.P., a pooled investment vehicle whose general partner is an indirect wholly-owned subsidiary of the Advisor and may receive a performance based fee from Cross Creek, L.P. Such conflicts include allocation of investment opportunities among the Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit a Fund and/or other accounts. Additionally, some funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Funds, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Portfolio managers at the Sub-Advisors may manage accounts for multiple clients. In addition, some funds or accounts managed by the portfolio manager or a Sub-Advisor may have different fee structures, including performance fees, which are or have the potential to be, higher or lower than the fees paid by another fund or account. There may be inherent conflicts that arise in connection with a portfolio manager’s management of multiple accounts, including allocation of investment opportunities or securities purchased or sold in an aggregated order. Portfolio managers at the Sub-Advisors make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, a Sub-Advisor may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary. The Sub-Advisors have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes are reasonably designed to minimize the potential conflicts associated with managing multiple accounts for multiple clients.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. As of December 31, 2008, the Advisor’s Compensation Committee and Executive Committee reviewed and determined its portfolio managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio managers who are also shareholders of the Advisor additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds that they manage.

•	Base Salary. Each portfolio manager is paid a fixed base salary based on the individual’s experience and responsibilities.

•

Performance-Based Bonus. A large portion of a portfolio manager’s potential compensation is in the form of a performance-based bonus. The majority of the performance-based bonus is tied to the pre-tax performance of the Fund(s) he or she manages and the remaining small portion is tied to the average pre-tax performance of all of the Funds advised by the Advisor (the “team bonus”). Bonuses tied to the performance of the Fund(s) managed by the portfolio manager are paid based on the relevant Fund’s Morningstar (or other, where relevant) peer group ranking for the relative time period (1-year, 3-years and 5-years) while the team bonus is paid based on the average of the Morningstar peer group rankings for all Funds for the same time periods (1-year, 3-years and 5-years). Maximum one-year potential performance bonus is 2.7 to 4.0 times base salary. The potential bonus doubles, then triples, once 3-year and 5-year track records are established for each portfolio manager. A small portion (10%) of the portfolio managers bonus is a discretionary bonus based on culture attributes such as: teamwork, firm stewardship, people development and mentoring.

As shown in the table above, several portfolio managers manage multiple separate accounts in addition to the Fund(s). Performance-based bonuses for the Advisor’s portfolio managers are paid on the relative performance of the Fund(s) and separate accounts he or she manages. The Advisor minimizes any conflicts that arise due to the majority of performance-based compensation deriving from one account through its trading policies and procedures as described above.

•	Profit Sharing. In addition to performance-based bonuses, portfolio managers receive profit sharing bonuses quarterly.

•

Certain portfolio managers have profit sharing that is granted in units, with the profit sharing per unit tied to the Advisor’s dividend rate. The number of units granted to a portfolio manager depends upon his/her experience and responsibilities. Profit sharing rewards portfolio managers for their contribution to the success of the firm as a whole. These Profit Sharing bonuses are the smallest component of portfolio manager compensation at approximately 0.6 times base salary.

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Certain portfolio managers, primarily those who are principal shareholders of the Advisor, receive a significant proportion of their compensation in the form of profit sharing that is based on the profitability of the firm. This links their compensation more to the profitability of the firm than to the performance of their managed accounts. We believe that this is appropriate as each of these individuals has a key role in firm management and governance.

•	Dividends. Portfolio managers who are shareholders in the Advisor also receive quarterly dividends. The dividend rate is determined by the Advisor’s Board of Directors.

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Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

Hoisington—Portfolio Management Compensation. Hoisington’s Board of Directors reviews and determines a portfolio manager’s compensation. All portfolio managers at Hoisington are also officers of Hoisington. Hoisington’s Board may use third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals or consult with professional industry recruiters. The elements of total compensation for the officers are base salary, profit sharing and other benefits.

•	Base Salary. Each officer is paid a fixed base salary based on the individual’s experience with Hoisington and his or her responsibilities.

•	Profit Sharing. Profit sharing is on the basis of the overall profitability of Hoisington, as well as based on experience, duration of employment and job responsibility.

•	Dividends. Portfolio managers who are shareholders of Hoisington may also receive dividends. This is determined by Hoisington’s Board of Directors.

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Principal Shareholders. Van Robert Hoisington is the principal shareholder of Hoisington and as a consequence, a significant portion of his compensation relates to the overall profitability of Hoisington.

1st Source—Portfolio Management Compensation. The compensation of the portfolio managers varies with the general success of 1st Source as a firm and its affiliates. The portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of 1st Source and its affiliates for the given time period, and, to a lesser extent, based on the performance of the Fund managed by that portfolio manager. For purposes of determining the portfolio manager’s compensation, the Fund’s performance is measured on a pre-tax basis for the prior one-, three- and five- year periods against the performance of Morningstar’s High Quality Bond Fund peer group for the same periods.

Portfolio Management Fund Ownership. As of December 31, 2008, the portfolio managers own shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Christopher Bowen	Heritage Growth Fund	$50,001-$100,000

Brian Bythrow	Micro Cap Value Fund Heritage Value Fund	$1-$10,000 $100,001-$500,000

Jeff Cardon	Small Cap Growth Fund	Over $1,000,000

Daniel Chace	Micro Cap Fund	$100,001-$500,000

Roger Edgley	Emerging Markets Small Cap Fund International Growth Fund International Opportunities Fund	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000

Robert Gardiner	Global Opportunities Fund	Over $1,000,000

Laura Geritz	Emerging Markets Small Cap Fund	None

Paul Gifford	Income Fund

Ajay Krishnan	Ultra Growth Fund	$100,001-$500,000

Paul Lambert	Core Growth Fund	$100,001-$500,000

James Larkins	Small Cap Value Fund	$500,001-$1,000,000

John Malooly	Micro Cap Value Fund	$100,001-$500,000

Ralph Shive	Income Equity Fund Long/Short Fund	None

Michael Shinnick	Income Equity Fund Long/Short Fund	$100,001-$500,000 $100,001-$500,000

Ryan Snow	Heritage Growth Fund	$100,001-$500,000

Samuel S. Stewart, Jr.	Global Science & Technology Fund Strategic Income	None Over $1,000,000

J.B. Taylor	Core Growth Fund	$500,001-$1,000,000

Blake Walker	International Opportunities Fund Global Opportunities Fund	$100,001-$500,000 $10,001-$50,000

Van Robert Hoisington	U.S. Treasury Fund	$500,001-$1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices are monitored quarterly by the Board of Directors including the directors that are disinterested persons (as defined in the 1940 Act) of Wasatch Funds.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Equity Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to make transactions for the Funds’ portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

During 2002 there was a shift in the brokerage industry toward trading securities in the over-the-counter market on agency or commission-equivalent basis rather than on a principal or net price basis. Over-the-counter (“OTC”) purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Equity Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Equity Funds), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Equity Funds) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Equity Funds) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain personnel of the Advisor provide investment advice to an affiliated private investment fund, Cross Creek Capital, L.P. (“Cross Creek”) as members of an investment committee appointed by Cross Creek’s general partner, Cross Creek Capital GP, L.P. (the “General Partner”). The General Partner is a wholly-owned subsidiary of the Advisor. From time to time the Equity Funds and Cross Creek may co-invest in the same private company or the Equity Funds may participate in an IPO for a company in which Cross Creek is already a shareholder (each an “aggregated transaction”). The Advisor will generally allocate securities purchased in these aggregated transactions to client accounts (including the

Equity Funds and Cross Creek) using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain conflicts of interest will arise related to aggregated transactions. The Advisor will disclose to the Board of Directors of the Funds the existence of all of the material facts relating to any conflicts of interest between the Advisor, the Equity Funds and Cross Creek in any aggregated transaction to allow the independent directors to approve the mutual fund’s participation in the aggregated transaction, before or after the transaction. The Board of Directors has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various funds and accounts. The Board of Directors, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Fund from being systematically disadvantaged as a result of the aggregated transactions.

The Company’s Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft-dollar arrangements.” Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Equity Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

Hoisington is responsible for selecting the broker or dealer to execute transactions for the U.S. Treasury Fund and for negotiating the “net price” to be paid for such transactions. All bond trades made by Hoisington are done at a “net price” basis, with a broker-dealer acting as principal. Although explicit brokerage commissions are not paid on these transactions, purchases from dealers serving as market makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). Hoisington, when it believes the market conditions warrant, will purchase or sell securities for all accounts it manages (with the same objective) at the same net price. Hoisington will use its best efforts to have transactions executed at prices that are advantageous to the U.S. Treasury Fund. Hoisington has no affiliated broker-dealer.

1st Source is responsible for selecting the broker or dealer to execute transactions for the Income Fund and for negotiating the “net price” to be paid for such transactions. All bond trades made by 1st Source are done at a “net price” basis, with a broker-dealer acting as principal. 1st Source, when it believes the market conditions warrant, will purchase or sell securities for all accounts it manages (with the same objective) at the same net price. 1st Source will use its best efforts to have transactions executed at prices that are advantageous to the Income Fund. 1st Source has no affiliated broker-dealer.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year. As of September 30, 2008, the Funds and the Predecessor Funds for the Income Fund, Income Equity Fund and Long/Short Fund did not acquire any stock of the Company’s regular brokers or dealers.

During the fiscal years ended September 30, 2008, 2007 and 2006, the following Funds paid the following brokerage commissions on agency transactions:

Name of Fund	2008	2007	2006
Core Growth Fund	$1,886,291	$2,930,447	$2,517,349
Emerging Markets Small Cap Fund[1]	$243,965	—	—
Global Science & Technology Fund	$625,275	$615,559	$357,774
Heritage Growth Fund	$293,032	$441,565	$441,908
International Growth Fund	$1,157,323	$1,449,948	$1,041,883
International Opportunities Fund	$218,879	$188,697	$84,661
Micro Cap Fund	$1,571,944	$2,100,248	$1,514,506
Micro Cap Value Fund	$1,078,181	$1,017,579	$575,904
Small Cap Growth Fund	$1,773,218	$2,462,882	$1,765,531
Small Cap Value Fund	$2,250,992	$3,083,361	$1,421,476
Ultra Growth Fund	$644,628	$805,923	$1,086,444
U.S. Treasury Fund	—	—	—

[1]	The Emerging Markets Small Cap Fund commenced operations on October 1, 2007.

The Global Opportunities Fund commenced operations on November 17, 2008 and therefore no brokerage commissions are shown for that Fund.

The changes in the brokerage commissions in the three years noted are the result of changes in the asset levels and turnover rates of some of the Funds.

During the fiscal years ended March 31, and six months ended September 30, 2008, the Predecessor Funds noted below paid the following brokerage commissions with respect to its respective portfolio transactions:

Name of Fund	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
1st Source Monogram Income Fund	$6,045	$2,992	$6,873	$1,520

Name of Fund	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
1st Source Monogram Income Equity Fund	$125,362	$118,142	$454,211	$481,613
1st Source Monogram Long/Short Fund	$103,111	$263,657	$593,756	$285,847

During the fiscal year ended September 30, 2008, the Funds, with the exception of the Global Opportunities Fund which did not commence operations until November 14, 2008, directed brokerage transactions to brokers for proprietary and third party research services. The amount of such transactions and related commissions were as follows:

Name of Fund	Research Commission Transactions	Research Commissions
Core Growth Fund	$497,728,101	$710,784
Emerging Markets Small Cap Fund	$1,615,349	$2,161
Global Science & Technology Fund	$92,231,493	$160,692
Heritage Growth Fund	$83,911,603	$110,291
International Growth Fund	$24,066,265	$30,786
International Opportunities Fund	$8,216,034	$14,140
Micro Cap Fund	$242,661,063	$613,806
Micro Cap Value Fund	$96,084,271	$381,739
Small Cap Growth Fund	$525,339,732	$897,511
Small Cap Value Fund	$364,159,914	$849,518
Ultra Growth Fund	$185,039,397	$255,416
U.S. Treasury Fund	—	—

The Predecessor Funds for the Income Fund, Income Equity Fund and Long/Short Fund did not have any directed brokerage transactions for the fiscal year ended September 30, 2008.

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or “Funds.” Eighteen such Funds have been established:

Series A Common—Small Cap Growth Fund

Series B Common—Core Growth Fund

Series C Common—U.S. Treasury Fund

Series D Common—Ultra Growth Fund

Series E Common—Micro Cap Fund

Series F Common—Global Science & Technology Fund

Series G Common—Small Cap Value Fund

Series H Common—International Growth Fund

Series I Common—Micro Cap Value Fund

Series J Common—Heritage Growth Fund

Series K Common—International Opportunities Fund

Series L Common—Strategic Income Fund

Series M Common—Emerging Markets Small Cap Fund

Series N Common—Heritage Value Fund

Series O Common—Global Opportunities Fund

Series P Common —1st Source Income Fund

Series Q Common—1st Source Income Equity Fund

Series R Common—1st Source Long/Short Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of a Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund’s relative net assets during the fiscal year.

Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of Fund shares, the offering price per share on September 30, 2008, was as follows:

	Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
Core Growth Fund	$645,769,108		24,475,730		$26.38
Emerging Markets Small Cap Fund	$36,176,236		29,255,870		$1.24
Global Science & Technology Fund	$82,164,019		7,971,732		$10.31
Heritage Growth Fund	$95,414,037		10,599,657		$9.00
International Growth Fund	$194,779,919		16,460,059		$11.83
International Opportunities Fund	$55,690,511		34,800,328		$1.60
Micro Cap Fund	$359,393,513		86,764,032		$4.14
Micro Cap Value Fund	$97,911,544		54,355,253		$1.80
Small Cap Growth Fund	$735,546,206		27,758,209		$26.50
Small Cap Value Fund	$336,914,148		119,632,266		$2.82
Ultra Growth Fund	$144,003,578		9,138,678		$15.76
U.S. Treasury Fund	$121,419,885		8,122,428		$14.95

To illustrate the method of computing the offering price of the Fund shares noted below, the offering price per share on December 31, 2008, was as follows:

	Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
Global Opportunities Fund	$27,398,563		12,313,171		$2.23
Income Fund	$88,354,294		9,063,660		$9.75
Income Equity Fund	$860,335,754		83,007,846		$10.36

	Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
Long/Short Fund	$94,740,915		10,664,589		$8.88

Shareholder Meetings. The Funds are not required to hold annual meetings of shareholders. The Company’s bylaws and Minnesota law provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. The Funds communicate important information through the Funds’ web site as well as Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value (NAV or a Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of net asset value or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Funds’ accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Funds’ NAVs are calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the joint Pricing Committee of the Advisor and the Funds (the “Pricing Committee”) in

accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board.

The Funds’ portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed, and net asset value will not be calculated, on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund’s net asset value next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since a Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of a Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Funds will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Directors). The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement. The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened. The redemption fee does not apply to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program. The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements. The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account. The redemption fee does not apply in the event of a back office correction made to an account to provide a shareholder with the intended transaction. The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit. The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

Investors may exchange their shares of the Funds for shares of the WA-Federated Money Market Account as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Funds, receives a service fee from the WA-Federated Money Market Account at the annual rate of 0.20% of the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from the Fund into the WA-Federated Money Market Account. The Advisor receives a fee from the investment adviser of the WA-Federated Money Market Account for certain administrative and recordkeeping services.

The Funds have authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Funds’ NAV next computed after they are accepted by a financial institution or its authorized designee.

The Funds have filed a notification of election under Rule 18f-1 of the Investment Company Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Funds’ shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds’ shares tendered for redemption.

Eligible Investments into Closed Funds

The Advisor periodically closes certain Wasatch Funds to control asset levels. Information on eligible investments in Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings or reopenings on the Funds’ web site at least two weeks prior to the effective date of the closing. With regard to closed Funds, the Advisor reserves the right to make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Funds effectively. The Advisor also reserves the right to reject any purchase or refuse any exception, including those detailed below, that it feels will adversely affect its ability to manage the Funds effectively. The Advisor has established a Closed Products Exceptions Committee. A majority of the Closed Products Exceptions Committee must approve any investments in closed Funds not described below.

Eligible Investments into Funds Closed to New Investors

•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.

•

Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed Fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

•

IRA contributions and/or IRA rollovers from existing Wasatch Funds shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Funds. Certain requirements, such as minimum investment amounts, may be required.

•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts.

•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.

•	Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.

•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

Eligible Investments into Funds Closed to New Investors and Existing Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

•	Shareholders may continue to add to their existing accounts through an existing AIP, but may not increase the AIP amount while the Fund is closed.

•

Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

•

IRA contributions and/or IRA rollovers from existing Wasatch shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Funds. Certain requirements, such as minimum investment amounts, may be required.

•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Company. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the Federal income tax treatment of assets to be invested in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

Each Fund intends to generally pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account).

Capital loss carryforwards are available through September 30 of the year specified below to offset future realized net capital gains. To the extent allowable by law, future gains are offset by capital loss carryforwards and will not be distributed. Based on information from the Funds, the Emerging Markets Small Cap Fund, U.S. Treasury Fund, Income Fund, Income Equity Fund and Long/Short Fund’s capital loss carryforwards and their amounts are set forth in the table below.

	2009	2010	2011	2012	2013	2014	2015	2016
Emerging Markets Small Cap Fund	—	—					—	$158,461
U.S. Treasury Fund	$3,544,582	$831,495					$225,538	—
Income Fund				$283,047	$958,942	$1,382,991		$561,725
Income Equity Fund			$767,800					$1,007,552
Long/Short Fund								$1,392,158

Distributions paid from a Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is subject to a maximum federal tax rate of 15%. Each Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors.

Distributions from a Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from a Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum federal income tax rate of 15%. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

Absent further legislation, the current maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent a Fund invests in REITs, the REITs in which a Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds your cost basis in the shares, you generally will be treated as realizing a taxable gain from the sale or exchange of shares.

Each Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Funds’ investments practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Each Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by a Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of a Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by a Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject a Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, a Fund may be required to liquidate other investments, including when it may not be advantageous for the Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, a Fund may incur the tax and interest charges described above in some instances.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of a Fund beginning prior to 2010, distributions from a Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectuses do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the

SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Funds’ Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

All Funds (except Income Fund, Income Equity Fund and Long/Short Fund)

The financial statements of the Funds (except for the Income Fund, Income Equity Fund and Long/Short Fund), including the notes thereto, dated September 30, 2008 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Funds, dated as of September 30, 2008. No such information is yet available for the Global Opportunities Fund, which had not yet commenced operations as of that date. The information under the caption “Financial Highlights” appearing in the Funds’ Prospectus dated January 31, 2009 shows each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations) through September 30, 2008 and has been derived from the financial statements audited by PricewaterhouseCoopers LLP. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Income Fund, Income Equity Fund and Long/Short Fund

The financial statements of the Predecessor Funds (1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund) for the six months ended September 30, 2008, including the notes thereto, have been audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Predecessor Funds, dated as of September 30, 2008.

The financial statements of the Predecessor Funds for the years ended March 31, 2008, 2007 and 2006, including the notes thereto, have been audited by Ernst & Young LLP, the Predecessor Funds’ prior independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Predecessor Funds, dated as of March 31, 2008.

The information under the caption “Financial Highlights” for the six month period ended September 30, 2008, appearing in the Prospectus dated January 31, 2009 has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd.

The information under the caption “Financial Highlights” for the years ended March 31, 2008, 2007 and 2006, appearing in the Prospectus dated January 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, the Predecessor Funds’ prior independent registered public accounting firm.

Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

APPENDIX B

Wasatch Funds, Inc.

PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of Wasatch Funds, Inc. (the “Company”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I.	Policy

It is the policy of the Board of Directors of the Company (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”) except with respect to the Fund sub-advised by 1st Source Corporation Investment Advisors, Inc. (the “Sub-Advisor”), the responsibility for voting proxies relating to the portfolio securities of such Fund is delegated to the Sub-Advisor as a part of the Advisor’s and Sub-Advisor’s management of the respective Fund(s), subject to the Board’s continuing oversight. The Advisor and Sub-Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor and Sub-Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s or Sub-Advisor’s respective policies and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Company. The Advisor and the Sub-Advisor, to which authority to vote on behalf of the applicable Funds is delegated, each acts as a fiduciary of the respective Fund(s) and must vote proxies in a manner consistent with the best interest of the Fund(s) and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Advisor and Sub-Advisor Proxy Voting Policy and Procedures. The Advisor and Sub-Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B.	Voting Record Reporting. No less than annually, the Advisor and Sub-Advisor shall report to the Board a record of each proxy voted which deviated from their respective Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Funds during the year. With respect to those proxies of the Fund(s) that the Advisor and Sub-Advisor has identified as involving a material conflict of interest[1], the Advisor and Sub Advisor shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

[1]	See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.1

VI.	Disclosures

A.	The Company shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor and Sub-Advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Company shall include in its annual and semi-annual reports to shareholders:

1.	A statement disclosing that a description of the policy and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s web site.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Amended: January 28, 2009

[1]	The Company must file its first report on Form N-PX not later than August 31, 2004, for the 12-month period beginning July 1, 2003, and ending June 30, 2004.

Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

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Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.

•	Composition of the board and key committees.

•	Stock ownership by directors.

•	Decisions regarding executive pay and director compensation.

•	Corporate governance provisions and takeover activity.

•	Attendance at board meetings.

•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.

•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.

•	Nominees who attend less than 75% of board meetings without valid reasons for absences.

•	Nominees who are party to an interlocking directorship.

•	Efforts to adopt classified board structures.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.

•	The maximum shareholder wealth that would be transferred from the company to executives.

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

•	Cash compensation pegged to market capitalization.

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Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.

•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.

•	To institute share repurchase plans.

•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II.	PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Fund’s Board of Directors.

No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

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Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed

•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy

•	Prepare a written report to the Audit Committee with respect to the results of this review

III.	PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a

[1]	Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes they cast on behalf of clients;

d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;

e)	Record of the voting resolution of any conflict of interest;

f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;

g)	Training attendance records; and

h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

Clients can also request information by:

•	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111

•	E-mailing to proxyrequest@wasatchadvisors.com

•	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time

•	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

1st Source Corporation Investment Advisors

Proxy Voting Policy

General Provisions

It is the policy of the Firm that, absent compelling reasons why a proxy should not be voted, all proxies relating to client securities should be voted.

Proxies are voted in the vest interests of the client accounts. The determination of the interest of a client account in a proposal presented by proxy is the effect, if any, the proposal could have on the current or future value of the investment.

Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the Investment Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

If it is appropriate to do so, the Firm may employ an outside service provider to vote proxies or to advise in the voting of a proxy.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Firm and its client accounts will be considered by the Investment Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm’s commitment to vote proxies in the best interest of client accounts, how the proxy will be handled.

Disclosure

The Firm shall disclose to each client how they may obtain information about how the Firm voted with respect to their securities; and shall provide each client a description of the Firm’s proxy voting policies and procedures and, upon request, shall furnish a copy of the policies and procedures to the requesting client.

Recordkeeping

The Firm will retain records relating to the voting of proxies, including:

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A copy of policies, procedures or guidelines relating to the voting of proxies. A copy of each proxy statement that the Firm receives regarding client securities. The Firm may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

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A record of each vote cast by the Firm on behalf of a client. The Firm may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Firm has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

•	A copy of any document created by the Firm that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

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A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request for information on how the adviser voted proxies on behalf of the requesting client.

•	The compliance officer will spot check a minimum of six voting records a quarter to ensure our guidelines are being met.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Firm.

STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS, INC.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

January 31, 2009

WASATCH FUNDS, INC. (“Wasatch Funds” or the “Company”) is an open-end management investment company issuing shares of Common Stock in 18 separate series which are publicly offered, one of which is described herein: Wasatch Heritage Value Fund™, (the “Heritage Value Fund”).

This Statement of Additional Information (the “SAI”) is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated January 31, 2009. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

Shareholders may obtain a copy of the Annual Report, without charge, by calling 800.551.1700 or by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com.

P.O. Box 2172 Milwaukee, WI 53201-2172 www.wasatchfunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

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GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in November 3, 1997. The Heritage Value Fund commenced operations on August 30, 2007.

FUND INVESTMENTS

Wasatch Funds is an open-end management investment company currently offering 18 separate series, one of which is described herein. The Heritage Value Fund is a non-diversified fund, which means that it is permitted to invest its assets in a more limited number of issuers than other investment companies. The Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). To so qualify (i) not more than 25% of the total value of the Fund’s assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Prospectus has a description concerning the investment objective and policies of the Fund. The investment policies of the Fund, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Directors of the Company (the “Board” or the “Board of Directors”) without the authorization of the Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

INVESTMENT STRATEGIES AND RISKS

The Fund’s principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Fund’s investment strategies and the associated risks.

Borrowing to Purchase Securities (Leveraging). The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of the Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of the Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that the Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If the Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund’s securities at a time when it is disadvantageous to do so. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

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Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the Fund to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities. The Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Fund, the Advisor will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

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Corporate Bonds. The Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Fund may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Fund may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Fund may use derivatives for hedging or non-hedging (speculative) purposes, including to enhance the Fund’s return; attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities, including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts. The Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future

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date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in the Fund’s portfolio securities, or in securities the Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard the Fund’s portfolio. If the market declines as anticipated, the value of stocks in the Fund’s portfolio would decrease, but the value of the Fund’s futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

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Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Options and Futures Relating to Foreign Currencies. The Fund may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Fund’s investments in futures contracts and commodity options, and the Fund’s policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity options contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is

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in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

Put and Call Options. The Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by the Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options. The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

The Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Fund may write (i.e., sell) put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike

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price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Fund will write only “covered” put and call options.

A call option written by the Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

A put option written by the Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Fund may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor options to their needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

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Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. In addition, if unable to close a

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future position, in the event of adverse price movements, the Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if the Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’ access to other assets held to cover options or futures positions could also be impaired.

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to changes in the supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to, among other things, transaction costs. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. There are many reasons the Fund would purchase an ETF. For example, the Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses, including management fees, that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor expects to enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

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The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency’s value rose at a time when the Advisor had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Advisor’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

Foreign Securities. Under normal market conditions, the Heritage Value Fund may invest up to 30% of the Funds total assets at the time of purchase in securities issued by foreign companies. Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as “foreign companies” and are not, therefore, subject to the foregoing limitations. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than

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about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of the Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets. The Fund may invest in securities issued by companies domiciled in countries with emerging markets. Investing in securities of issuers domiciled in countries with emerging securities markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

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The Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Fund who agree to purchase the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

The fair value of these securities will be determined by the joint Pricing Committee of the Advisor and the Company with oversight by the Board of Directors in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of the Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33  1 /3% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities

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which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seeks to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments. The Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money Market Instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations (“NRSRO”) (e.g., Standard & Poor’s Corporation and Moody’s Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Fund may also invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Mortgage-Related Securities. The Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

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Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Income Fund will receive when these amounts are reinvested.

The Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company

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and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Municipal Obligations. The Fund may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. The Advisor or the Fund do not guarantee that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-investment Grade Securities. The Fund may invest up to 10% of its total assets in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund’s net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund’s assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the rate of return.

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To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Fund. This may adversely affect the ability of the Joint Pricing Committee of the Advisor or the Company’s Board of Directors to accurately value the Fund’s non-investment grade securities and the Fund’s assets and may also adversely affect the Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds represent the rating agency’s opinion as to the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The ratings are only the opinions of the agencies issuing them and are not absolute guarantees of quality. The Advisor continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. The Fund may be more dependent upon the Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent the Fund purchases or holds convertible or other non-investment grade securities, the Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Debt securities may be rated by a ratings agency. Ratings published by rating agencies are widely accepted measures of credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be

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cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies.

The risks from investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. The Fund may agree to purchase repurchase agreement securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to its members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements are held either by the Fund’s custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell

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the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund’s custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Fund may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities of Other Investment Companies. The Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which the Fund may rely. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If the Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Fund currently intends to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above.

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With respect to the Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, the Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. The Fund may make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects the Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” the Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” means the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when, in the course of analyzing individual companies to find those the Advisor believes have superior growth prospects, the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Fund will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. The Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations. The Fund may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities

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(“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows the Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to

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assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

The Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by Advisor to be creditworthy.

United States Government Securities. To the extent consistent with their investment objectives, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008, FNMA and Federal Home Loan Mortgage Corporation (“Freddie Mac”) were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protection Securities (TIPS). The Fund may invest in U.S. Treasury Inflation-Protection Securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

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The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by the Fund, the same criteria as set forth above for commercial paper for the Fund. The Advisor will consider

24

the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities. The Fund may acquire variable and floating rate securities, subject to the Fund’s investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund’s limitation on investments in illiquid securities, as set forth in the Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants. The Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a “when-issued” basis, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain

25

a price considered to be advantageous. The Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The difference in portfolio turnover rate from fiscal year ended September 30, 2008 and fiscal year ended September 30, 2007 also reflects the fact that the Fund’s inception was August 30, 2007 and thus operated from a short period prior to its fiscal year ended 2007. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Fund and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Heritage Value Fund – may not:

1.	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

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5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The following restrictions are non-fundamental and may be changed by the Company’s Board of Directors without shareholder vote.

The Heritage Value Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

6.	Engage in short sales of securities when these transactions would cause the market value of all of the Fund’s securities sold short to exceed 15% of its net assets.

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

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Disclosure of Portfolio Holdings. The Board of Directors has adopted the Policies on Releasing Portfolio Securities for the Fund (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Fund and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Fund to prevent the selective disclosure of non-public information concerning the Fund. The Board and the Advisor considered each of the circumstances under which the Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Fund’s shareholders and those of the Advisor for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Fund and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Fund, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below:

•

Disclosure of Mutual Fund Holdings on a Lag. The Fund may publicly disclose all calendar quarter-end mutual fund holdings of the Fund, including lists of top ten holdings, after a 30 day delay for the Fund. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or e-mailing shareholderservice@wasatchfunds.com.

•

Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. Factset), proxy voting services (e.g. Institutional Shareholder Services (“ISS”)),

28

trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Fund’s portfolio holdings in connection with their official duties and responsibilities. The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

•

Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about the Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

•

Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. As of December 31, 2008, the Fund’s complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: State Street Analytics and Factset.

•

Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Fund for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Fund. Such disclosure varies and may be as frequent as daily, with no delay.

•

Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Fund may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information.

Disclosure as Required by Law. The Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required

29

disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or the Fund as required by applicable laws, rules and regulations must be authorized by the Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Directors and/or Audit Committee at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Company name.

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Independent Directors

James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 64	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18

Private companies and foundations.

Director and Board Chairman of Bayhill Capital Corporation (telephone communications) since December 2007.

Director, University of Utah Research Foundation (technology and real estate foundation affiliated with University of Utah) since 1998.

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University from 1978 to 2007.	18	None

D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	18	None

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Interested Director

Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

[1]	A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.
[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 39	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 41	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 44	Vice President and Treasurer	Indefinite Served as Vice President since February 2008 and Treasurer since November 2008	Vice President for Wasatch Funds since February 2008; Treasurer for Wasatch Funds since November 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Board of Directors and Committees. The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company’s business affairs between board meetings.

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The Company’s Board of Directors has created an Audit Committee whose members are Messrs. Jensen, Swinyard and Croft. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls and review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The Audit Committee met four times during the fiscal year ended September 30, 2008. The Company’s Board of Directors has no other committees.

Directors’ Fund Holdings as of December 31, 2008.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Interested Director
Samuel S. Stewart, Jr.		Over $100,000
Heritage Value Fund	None
Independent Directors
James U. Jensen		$10,001-$50,000
Heritage Value Fund	$1-10,000
William R. Swinyard		Over $100,000
Heritage Value Fund	None
D. James Croft		Over $100,000
Heritage Value Fund	$10,001-$50,000

Compensation. The Wasatch Funds’ method of compensating Directors is to pay each Independent Director a retainer of $36,000 per year for services rendered, a fee of $3,500 for each Board of Directors meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $3,500 for each Audit Committee meeting attended and held telephonically, unless an Audit Committee meeting is held on the same day as a Board of Directors meeting, in which case there is no separate fee paid to the Audit Committee members. In addition, the Chairman of the Board receives an additional fee of $9,500 a year as Chairman and the Chairman of the Audit Committee receives an additional fee of $4,000 per year as Chairman. The Wasatch Funds also may reimburse the Independent Directors for travel expenses incurred in order to attend meetings of the Board of Directors and for continuing education expenses. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company’s Directors during the fiscal year ended September 30, 2008 (exclusive of out-of-pocket expenses reimbursed).

Name of Director	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex paid to Directors
Interested Director
Samuel S. Stewart, Jr.	$0	$0	$0

Independent Directors
James U. Jensen	$70,000	$0	$70,000
William R. Swinyard	$64,500	$0	$64,500
D. James Croft	$60,500	$0	$60,500

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Code of Ethics. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund’s investment activities. The Wasatch Funds and the Advisor have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor, as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of its Access Persons. Under the Advisor’s Code, Access Persons are further required to pre-clear by memorandum approved by the Advisor’s Approval Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Wasatch Funds’ interests. Access Persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

Proxy Voting Policies. The Company’s and the Advisor’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Company on behalf of each of its series files their proxy voting records on Form N-PX with the SEC at the end of each 12-month period ended June 30. Form N-PX must be filed by the Company on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Wasatch Funds’ web site at www.wasatchfunds.com or the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2009, the Fund was aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Series N – Heritage Value Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street, San Francisco, CA 94104-4122	15.91%
Series N – Heritage Value Fund	National Financial Services Group* One World Financial Center 200 Liberty Street New York, NY 10281	4.84%
Series N – Heritage Value Fund	Ameritrade Inc.* PO Box 2226 Omaha, NE 68103-2226	15.81%
Series N – Heritage Value Fund	Robert A. MacNaughton Trust Trste Betty MacNaughton Trste 3208 W 101st St Leawood KS 66206-2405	5.70%

As of January 2, 2009, the directors and officers as a group owned less than 1% of the shares outstanding of the Fund.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Wasatch Funds of approximately $4.5 billion as of December 31, 2008. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization. Dr. Samuel S. Stewart, Jr., Mr. Jeff S. Cardon and Ms. Karey D. Barker by virtue of their share ownership of WA Holdings, Inc., are deemed to control the Advisor.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is the only owner of more than 25% of WA Holdings, Inc. Dr. Stewart is an officer and director of the Advisor and is also an interested director of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board and Chief Executive Officer; Jeff S. Cardon, President, Treasurer and Director; Karey D. Barker, Vice President and Director; Michael K. Yeates, Chief Financial Officer, Vice President and Director; J.B. Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor the following also hold positions with the Company: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under an Advisory and Service Contract, the Fund pays the Advisor a monthly fee computed on average daily net assets. The Heritage Value Fund pays the Advisor at the annual rate of 0.70%. The management fee is computed and accrued daily and are payable monthly. The management fees paid by certain other Wasatch Funds are higher than the management fees charged by many mutual funds.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of the Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for the Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; reports to government authorities and proxy statements; fees paid to Directors who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Fund’s assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice

35

to the Advisor. The Advisory and Service Contract shall continue in effect for an initial period of not more than two years and then shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor has contractually agreed to limit until January 31, 2010 the total annual fund operating expenses of the Heritage Value Fund to 0.95% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses are excluded from the contractual fee waiver.

For the fiscal years ended September 30, 2008 and 2007, the Advisor accrued the following management fees and waived a portion of its management fees as set forth below.

Name of Fund	2008	2007
Heritage Value Fund[1]
Gross Management Fees	$28,687	$1,006
Waived Management Fees	$120,626	$34,240

[1]	The Heritage Value Fund commenced operations on August 30, 2007.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Wasatch Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Wasatch Funds.

General Information

Administrator. The Company has entered into an administration agreement dated July 1, 2005, with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective July 1, 2005, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

For the fiscal years ended September 30, 2008 and 2007, the fees paid to the Administrator are set forth below. The Heritage Value commenced operations on August 30, 2007.

Name of Fund	2008	2007
Heritage Value Fund	$1,205	$38

Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Company. Under the agreement with State Street, the cost to each Wasatch Fund is its allocable portion of the fee based upon Wasatch Funds’ assets

36

computed daily and payable monthly, at the annual rate of 0.0125% and decreasing if the assets exceed $3.6 billion.

Distributor. Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Wasatch Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Wasatch Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Wasatch Funds’ transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Wasatch Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as Wasatch Funds’ custodian and is responsible for among other things, safeguarding and controlling the Company’s cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Company.

Legal Counsel to Wasatch Funds and Independent Directors. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Company and its Independent Directors and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1100 Walnut, Suite 1300, Kansas City, Missouri 64106, is the Company’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

Other Service Agreements. The Company, on behalf of the Fund, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Advisor and/or the Fund compensates the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Fund.

PORTFOLIO MANAGERS

As described in the Prospectus, the Fund is managed by a team of Wasatch portfolio managers led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of December 31, 2008.

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Accounts Managed by Portfolio Manager1

	Registered Investment Company Accounts[1]		Other Pooled Investment Vehicle Accounts[2]		Other Accounts[3]
Portfolio Manager	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)
Brian Bythrow	2	60,941,220	—	—	NA	NA

[1]	Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.
[2]	As of December 31, 2008, the portfolio manager did not manage any other pooled investment vehicle accounts.
[3]

For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees

Portfolio Manager	Number of Accounts	Assets Managed
Brian Bythrow	NA	NA

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Wasatch Fund’s investments and the investments of any other fund or client accounts the Advisor also manage, including Cross Creek Capital, L.P. (“Cross Creek”), a pooled investment vehicle whose general partner is an indirect wholly-owned subsidiary of the Advisor and may receive a performance based fee from Cross Creek. Such conflicts include allocation of investment opportunities among the Wasatch Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit the Fund and/or other accounts. Additionally, some funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Fund, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. As of December 31, 2008, the Advisor’s Compensation Committee and Executive Committee reviewed and determined the portfolio managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio managers who are also shareholders of the Advisor additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds that they manage.

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•	Base Salary. Each portfolio manager is paid a fixed base salary based on the individual’s experience and responsibilities.

•

Performance-Based Bonus. A large portion of a portfolio manager’s potential compensation is in the form of a performance-based bonus. The majority of the performance-based bonus is tied to the pre-tax performance of the Fund(s) he or she manages and the remaining small portion is tied to the average pre-tax performance of all of the Wasatch Funds advised by the Advisor (the “team bonus”). Bonuses tied to the performance of the Fund(s) managed by the portfolio manager are paid based on the relevant Fund’s Morningstar (or other, where relevant) peer group ranking for the relative time period (1-year, 3-years and 5-years) while the team bonus is paid based on the average of the Morningstar peer group rankings for all Wasatch Funds for the same time periods (1-year, 3-years and 5-years). Maximum one-year potential performance bonus is 2.7 to 4.0 times base salary. The potential bonus doubles, then triples, once 3-year and 5-year track records are established for each portfolio manager. A small portion (10%) of the portfolio manager’s bonus is a discretionary bonus based on culture attributes such as: teamwork, firm stewardship, people development and mentoring.

As shown in the table above, a portfolio manager may manage multiple separate accounts in addition to the Fund(s). Performance-based bonuses for the Advisor’s portfolio managers are paid on the relative performance of the Fund(s) and separate accounts he or she manages. The Advisor minimizes any conflicts that arise due to the majority of performance-based compensation deriving from one account through its trading policies and procedures as described above.

•	Profit Sharing. In addition to performance-based bonuses, portfolio managers receive profit sharing bonuses quarterly.

•

Certain portfolio managers have profit sharing that is granted in units, with the profit sharing per unit tied to the Advisor’s dividend rate. The number of units granted to a portfolio manager depends upon his/her experience and responsibilities. Profit sharing rewards portfolio managers for their contribution to the success of the firm as a whole. These Profit Sharing bonuses are the smallest component of portfolio manager compensation at approximately 0.6 times base salary.

•

Certain portfolio managers, primarily those who are principal shareholders of the Advisor, receive a significant proportion of their compensation in the form of profit sharing that is based on the profitability of the firm. This links their compensation more to the profitability of the firm than to the performance of their managed accounts. We believe that this is appropriate as each of these individuals has a key role in firm management and governance.

•	Dividends. Portfolio managers who are shareholders in the Advisor also receive quarterly dividends. The dividend rate is determined by the Advisor’s Board of Directors.

•

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

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Portfolio Management Ownership. As of December 31, 2008, the portfolio manager owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Bryan Bythrow	Heritage Value Fund	$100,001-$500,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices are monitored quarterly by the Board of Directors including the directors that are disinterested persons (as defined in the 1940 Act) of Wasatch Funds.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Fund and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to make transactions for the Fund’s portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

During 2002 there was a shift in the brokerage industry toward trading securities in the over-the-counter market on agency or commission-equivalent basis rather than on a principal or net price basis. Over-the-counter (“OTC”) purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Fund), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on

40

a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Fund) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Fund) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain personnel of the Advisor provide investment advice to an affiliated private investment fund, Cross Creek, as members of an investment committee appointed by Cross Creek’s general partner, Cross Creek Capital GP, L.P. (the “General Partner”). The General Partner is a wholly-owned subsidiary of the Advisor. From time to time the Fund and Cross Creek may co-invest in the same private company or the Fund may participate in an IPO for a company in which Cross Creek is already a shareholder (each an “aggregated transaction”). The Advisor will generally allocate securities purchased in these aggregated transactions to client accounts (including the Wasatch Funds and Cross Creek) using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain conflicts of interest will arise related to aggregated transactions. The Advisor will disclose to the Board of Directors of the Wasatch Funds the existence of all of the material facts relating to any conflicts of interest between the Advisor, the Fund and Cross Creek in any aggregated transaction to allow the independent directors to approve the mutual fund’s participation in the aggregated transaction, before or after the transaction. The Board of Directors has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various funds and accounts. The Board of Directors, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Fund from being systematically disadvantaged as a result of the aggregated transactions.

The Company’s Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft-dollar arrangements.” Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide

41

access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Wasatch Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Wasatch Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year. As of September 30, 2008, the Fund did not own any stock of the Company’s regular brokers or dealers.

During the fiscal years ended September 30, 2008 and 2007, the Fund paid the following brokerage commissions on agency transactions:

Name of Fund	2008	2007
Heritage Value Fund[1]	$27,847	$2,462

[1]

The Heritage Value Fund commenced operations on August 30, 2007. The difference in brokerage commissions between the years reflects the fact that the Fund operated only for part of the fiscal year ended September 30, 2007.

During the fiscal year ended September 30, 2008, the Funds directed brokerage transactions to brokers for proprietary and third party research services. The amount of such transactions and related commissions were as follows:

Name of Fund	Research Commission Transactions	Research Commissions
Heritage Value Fund	$7,359,682	$10,451

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in November 1997. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or “Funds.” Eighteen such Funds have been established:

Series A Common—Small Cap Growth Fund

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Series B Common—Core Growth Fund

Series C Common—U.S. Treasury Fund

Series D Common—Ultra Growth Fund

Series E Common—Micro Cap Fund

Series F Common—Global Science & Technology Fund

Series G Common—Small Cap Value Fund

Series H Common—International Growth Fund

Series I Common—Micro Cap Value Fund

Series J Common—Heritage Growth Fund

Series K Common—International Opportunities Fund

Series L Common—Strategic Income Fund

Series M Common—Emerging Markets Small Cap Fund

Series N Common—Heritage Value Fund

Series O Common—Global Opportunities Fund

Series P Common—Wasatch-1st Source Income Fund

Series Q Common—Wasatch-1st Source Income Equity Fund

Series R Common—Wasatch-1st Source Long/Short Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of the Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Wasatch Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Wasatch Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Wasatch Fund’s relative net assets during the fiscal year.

Each share of the Funds has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Wasatch Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of Fund shares noted below, the offering price per share on September 30, 2008, was as follows:

	Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
Heritage Value Fund	$3,792,166		463,585		$8.18

Shareholder Meetings. The Wasatch Funds are not required to hold annual meetings of shareholders. The Company’s bylaws and Minnesota law provide for addressing important issues at specially scheduled shareholder meetings.

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Wasatch Funds is always happy to meet with shareholders. The Wasatch Funds communicate important information through the Wasatch Funds’ web site as well as Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value (NAV or the Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of net asset value or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Fund’s accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Fund’s NAV is calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the joint Pricing Committee of the Advisor and the Wasatch Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board.

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The Fund’s portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed, and net asset value will not be calculated, on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund’s net asset value next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of the Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Fund will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of the Fund by the Board of Directors). The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement. The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened. The redemption fee does not apply to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program. The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements. The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account. The redemption fee does not apply in the event of a back office correction made to an account to provide a shareholder with the intended transaction. The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit. The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is

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greater than 60 days. The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Wasatch Funds’ officers will be disclosed to the Wasatch Funds’ Board of Directors at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Investors may exchange their shares of the Fund for shares of the WA-Federated Money Market Account as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Fund, receives a service fee from the WA-Federated Money Market Account at the annual rate of 0.20% of the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from the Fund into the WA-Federated Money Market Account. The Advisor receives a fee from the investment adviser of the WA-Federated Money Market Account for certain administrative and recordkeeping services.

The Fund has authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Fund will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by a financial institution or its authorized designee.

The Wasatch Funds have filed a notification of election under Rule 18f-1 of the 1940 Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund’s shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund’s shares tendered for redemption.

Eligible Investments into Closed Funds

The Advisor periodically closes certain Wasatch Funds to control asset levels. Information on eligible investments in Wasatch Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings or reopenings on the Wasatch Funds’ web site at least two weeks prior to the effective date of the closing. With regard to closed Wasatch Funds, the Advisor reserves the right to make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Wasatch Funds effectively. The Advisor also reserves the right to reject any purchase or refuse any exception, including those detailed below, that it feels will adversely affect its ability to manage the Wasatch Funds effectively. The Advisor has established a Closed Products Exceptions Committee. A majority of the Closed Products Exceptions Committee must approve any investments in closed Wasatch Funds not described below.

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Eligible Investments into Funds Closed to New Investors

•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.

•

Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed Fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

•

IRA contributions and/or IRA rollovers from existing Wasatch Funds shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Wasatch Funds. Certain requirements, such as minimum investment amounts, may be required.

•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts.

•	Exchanges for shares in Wasatch Funds closed to new investors may only be made by shareholders with existing accounts in those Wasatch Funds.

•	Custodians named for minors (children under 18) on existing accounts of Wasatch Funds that are closed to new investors may open new accounts in those Funds.

•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Wasatch Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Wasatch Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

Eligible Investments into Funds Closed to New Investors and Existing Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

•	Shareholders may continue to add to their existing accounts through an existing AIP, but may not increase the AIP amount while a Wasatch Fund is closed.

•

Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

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•

IRA contributions and/or IRA rollovers from existing Wasatch shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Wasatch Funds. Certain requirements, such as minimum investment amounts, may be required.

•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Wasatch Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Wasatch Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Company. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the Federal income tax treatment of assets to be invested in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

The Fund intends to generally pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account).

Distributions paid from the Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is subject to a maximum federal tax rate of 15%. The Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors.

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Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum federal income tax rate of 15%. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

Absent further legislation, the current maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds your cost basis in the shares, you generally will be treated as realizing a taxable gain from the sale or exchange of shares.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

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If the Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Fund’s investments practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

The Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund.

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Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If the Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject the Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, the Fund may be required to liquidate other investments, including when it may not be advantageous for a Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, a Fund may incur the tax and interest charges described above in some instances.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions

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received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of the Fund beginning prior to 2010, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus does not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Fund’s Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended September 30, 2008 and 2007, including the notes thereto, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Fund, dated as of September 30, 2008. The information under the caption “Financial Highlights” for the fiscal year ended September 30, 2008 and 2007, appearing in the Prospectus dated January 31, 2009 has been derived from the financial statements audited by PwC.

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APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B

Wasatch Funds, Inc.

PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of Wasatch Funds, Inc. (the “Company”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I.	Policy

It is the policy of the Board of Directors of the Company (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”) except with respect to the Fund sub-advised by 1st Source Corporation Investment Advisors, Inc. (the “Sub-Advisor”), the responsibility for voting proxies relating to the portfolio securities of such Fund is delegated to the Sub-Advisor as a part of the Advisor’s and Sub-Advisor’s management of the respective Fund(s), subject to the Board’s continuing oversight. The Advisor and Sub-Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor and Sub-Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s or Sub-Advisor’s respective policies and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Company. The Advisor and the Sub-Advisor, to which authority to vote on behalf of the applicable Funds is delegated, each acts as a fiduciary of the respective Fund(s) and must vote proxies in a manner consistent with the best interest of the Fund(s) and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Advisor and Sub-Advisor Proxy Voting Policy and Procedures. The Advisor and Sub-Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B.

Voting Record Reporting. No less than annually, the Advisor and Sub-Advisor shall report to the Board a record of each proxy voted which deviated from their respective Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Funds during the year. With respect to those proxies of the Fund(s) that the Advisor and Sub-Advisor has identified as involving a material conflict of interest[1], the Advisor and Sub-Advisor shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

[1]	See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

IV.	Revocation

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The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.1

VI.	Disclosures

A.	The Company shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor and Sub-Advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Company shall include in its annual and semi-annual reports to shareholders:

1.	A statement disclosing that a description of the policy and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s web site.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Amended: January 28, 2009

[1]	The Company must file its first report on Form N-PX not later than August 31, 2004, for the 12-month period beginning July 1, 2003, and ending June 30, 2004.

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Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background—Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

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Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

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Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.

•	Composition of the board and key committees.

•	Stock ownership by directors.

•	Decisions regarding executive pay and director compensation.

•	Corporate governance provisions and takeover activity.

•	Attendance at board meetings.

•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.

•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.

•	Nominees who attend less than 75% of board meetings without valid reasons for absences.

•	Nominees who are party to an interlocking directorship.

•	Efforts to adopt classified board structures.

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Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.

•	The maximum shareholder wealth that would be transferred from the company to executives.

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

•	Cash compensation pegged to market capitalization.

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Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.

•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.

•	To institute share repurchase plans.

•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other

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similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II.	PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Fund’s Board of Directors.

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No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

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Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed

•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy

•	Prepare a written report to the Audit Committee with respect to the results of this review

III.	PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the

[1]	Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

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proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes they cast on behalf of clients;

d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;

e)	Record of the voting resolution of any conflict of interest;

f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;

g)	Training attendance records; and

h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

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Clients can also request information by:

•	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111

•	E-mailing to proxyrequest@wasatchadvisors.com

•	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time

•	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

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STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS, INC.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

January 31, 2009

WASATCH FUNDS, INC. (“Wasatch Funds” or the “Company”) is an open-end management investment company issuing shares of Common Stock in 18 separate series which are publicly offered, one of which is described herein: Wasatch Strategic Income Fund™, (the “Strategic Income Fund” or the “Fund”).

This Statement of Additional Information (the “SAI”) is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated January 31, 2009. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

Shareholders may obtain a copy of the Annual Report, without charge, by calling 800.551.1700 or by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com.

P.O. Box 2172 Milwaukee, WI 53201-2172 www.wasatchfunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

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GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in November 3, 1997. The Strategic Income Fund commenced operations on February 1, 2006.

The Strategic Income Fund is advised by Wasatch Advisors, Inc. (the “Advisor”).

FUND INVESTMENTS

Wasatch Funds is an open-end management investment company currently offering 18 separate series, one of which is described herein. The Strategic Income Fund is a non-diversified fund, which means that it is permitted to invest its assets in a more limited number of issuers than other diversified investment companies. The Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). To so qualify (i) not more than 25% of the total value of the Fund’s assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Prospectus has a description concerning the investment objectives and policies of the Fund. The investment policies of the Fund, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Directors of the Company (the “Board” or the “Board of Directors”) without the authorization of the Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

INVESTMENT STRATEGIES AND RISKS

The Fund’s principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Fund’s investment strategies and the associated risks.

Borrowing to Purchase Securities (Leveraging). The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of the Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of the Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that the Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If the Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund’s securities at a time when it is disadvantageous to do so. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly

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or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the Fund to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities. The Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Fund, the Advisor will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

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Corporate Bonds. The Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Fund may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Fund may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Fund may use derivatives for hedging or non-hedging (speculative) purposes, including to enhance the Fund’s return; attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts. The Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial

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instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in the Fund’s portfolio securities, or in securities the Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard the Fund’s portfolio. If the market declines as anticipated, the value of stocks in the Fund’s portfolio would decrease, but the value of the Fund’s futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of the margin owed only in proportion to

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the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Options and Futures Relating to Foreign Currencies. The Fund may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Fund’s investments in futures contracts and commodity options, and the Fund’s policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity options contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is

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in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

Put and Call Options. The Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by the Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options. The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

The Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Fund may write (i.e., sell) put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike

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price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Fund will write only “covered” put and call options.

A call option written by the Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

A put option written by the Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Fund may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor options to their needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

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Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. In addition, if unable to close a

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futures position, in the event of adverse price movements, the Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if the Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETFs will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. There are many reasons the Fund would purchase an ETF. For example, the Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses, including management fees, that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor expects to enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

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The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency’s value rose at a time when the Advisor had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Advisor’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

Foreign Securities. The Strategic Income Fund may invest in securities issued by foreign companies without limitation. Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as “foreign companies” and are not, therefore, subject to the foregoing limitations. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than

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about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of the Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets. The Fund may invest in securities issued by companies domiciled in countries with emerging markets. Investing in securities of issuers domiciled in countries with emerging securities markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

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The Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Fund who agree to purchase the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

The fair value of these securities will be determined by the joint Pricing Committee of the Advisor and the Company with oversight by the Board of Directors in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of the Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33  1 /3% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities

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which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seeks to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments. The Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money Market Instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations (“NRSRO”) (e.g., Standard & Poor’s Corporation and Moody’s Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Fund may also invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Mortgage-Related Securities. The Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

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Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Strategic Income Fund will receive when these amounts are reinvested.

The Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company

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and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Municipal Obligations. The Fund may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. The Advisor or the Fund do not guarantee that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-investment Grade Securities. The Fund may invest in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund’s net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund’s assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the rate of return.

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To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Fund. This may adversely affect the ability of the Joint Pricing Committee of the Advisor or the Company’s Board of Directors to accurately value the Fund’s non-investment grade securities and the Fund’s assets and may also adversely affect the Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds represent the rating agency’s opinion as to the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The ratings are only the opinions of the agencies issuing them and are not absolute guarantees of quality. The Advisor continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. The Fund may be more dependent upon the Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent the Fund purchases or holds convertible or other non-investment grade securities, the Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Debt securities may be rated by a ratings agency. Ratings published by rating agencies are widely accepted measures of credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be

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cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities. The Fund may invest in real estate investment trusts (“REITs”). The Fund will concentrate in securities (i.e., invest more than 25% of its total assets) in securities of the companies in the group of industries in the financial services sector, which include REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be particularly subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its concentration policy of investing in companies in the group of industries in the financial serves sector, which includes REITs. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. The Fund may agree to purchase repurchase agreement securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to its members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements are held either by the Fund’s custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued

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interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund’s custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Fund may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities of Other Investment Companies. The Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which the Fund may rely. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If the Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Fund currently intends to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type

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arrangement. In addition, to the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above.

With respect to the Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, the Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. The Fund may make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects the Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” the Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” means the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when, in the course of analyzing individual companies to find those the Advisor believes have superior growth prospects, the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Fund will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. The Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations. The Fund may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S.

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Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments

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in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows the Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

The Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by Advisor to be creditworthy.

United States Government Securities. To the extent consistent with their investment objectives, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008, FNMA and Federal Home Loan Mortgage Corporation (“Freddie Mac”) were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protection Securities (TIPS). The Fund may invest in U.S. Treasury Inflation-Protection Securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final

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payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not

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typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by the Fund, the same criteria as set forth above for commercial paper for the Fund. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities. The Fund may acquire variable and floating rate securities, subject to the Fund’s investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund’s limitation on investments in illiquid securities, as set forth in the Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants. The Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a “when-issued” basis, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

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When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Fund and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Strategic Income Fund – may not:

1.	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

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5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry except that the Fund will concentrate in securities of issuers in the group of industries in the financial services sector.

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The following restrictions are non-fundamental and may be changed by the Company’s Board of Directors without shareholder vote.

The Strategic Income Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

6.	Engage in short sales of securities when these transactions would cause the market value of all of the Fund’s securities sold short to exceed 15% of its net assets.

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

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Disclosure of Portfolio Holdings. The Board of Directors has adopted the Policies on Releasing Portfolio Securities for the Fund (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Fund and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Fund to prevent the selective disclosure of non-public information concerning the Fund. The Board and the Advisor considered each of the circumstances under which the Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Fund’s shareholders and those of the Advisor for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Fund and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Fund, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below:

•

Disclosure of Mutual Fund Holdings on a Lag. The Fund may publicly disclose all calendar quarter-end mutual fund holdings of the Fund, including lists of top ten holdings, after a 30 day delay for the Fund. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or e-mailing shareholderservice@wasatchfunds.com.

•

Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers

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(e.g. Factset), proxy voting services (e.g. Institutional Shareholder Services (“ISS”)), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Fund’s portfolio holdings in connection with their official duties and responsibilities. The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

•

Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about the Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

•

Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. As of December 31, 2008, the Fund’s complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: State Street Analytics and Factset.

•

Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Fund for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Fund. Such disclosure varies and may be as frequent as daily, with no delay.

•

Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Fund may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information.

Disclosure as Required by Law. The Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund shall be

29

disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or the Fund as required by applicable laws, rules and regulations must be authorized by the Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Directors and/or Audit Committee at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Company name.

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Independent Directors

James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 64	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18

Private companies and foundations.

Director and Board Chairman of Bayhill Capital Corporation (telephone communications) since December 2007.

Director, University of Utah Research Foundation (technology and real estate foundation affiliated with University of Utah) since 1998.

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	18	None

D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	18	None

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Interested Director

Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

[1]	A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 39	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 41	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 44	Vice President and Treasurer	Indefinite Served as Vice President since February 2008 and Treasurer since November 2008	Vice President for Wasatch Funds since February 2008; Treasurer for Wasatch Funds since November 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Board of Directors and Committees. The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company’s business affairs between board meetings.

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The Company’s Board of Directors has created an Audit Committee whose members are Messrs. Jensen, Swinyard and Croft. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls and review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The Audit Committee met four times during the fiscal year ended September 30, 2008. The Company’s Board of Directors has no other committees.

Directors’ Fund Holdings as of December 31, 2008.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Interested Director
Samuel S. Stewart, Jr.		Over $1,000,000
Strategic Income Fund	Over $1,000,000
Independent Directors
James U. Jensen		$10,001-$50,000
Strategic Income Fund	$1-10,000
William R. Swinyard		Over $100,000
Strategic Income Fund	None
D. James Croft		Over $100,000
Strategic Income Fund	None

Compensation. The Wasatch Funds’ method of compensating Directors is to pay each Independent Director a retainer of $36,000 per year for services rendered, a fee of $3,500 for each Board of Directors meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $3,500 for each Audit Committee meeting attended and held telephonically, unless an Audit Committee meeting is held on the same day as a Board of Directors meeting, in which case there is no separate fee paid to the Audit Committee members. In addition, the Chairman of the Board receives an additional fee of $9,500 a year as Chairman and the Chairman of the Audit Committee receives an additional fee of $4,000 per year as Chairman. The Wasatch Funds also may reimburse the Independent Directors for travel expenses incurred in order to attend meetings of the Board of Directors and for continuing education expenses. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company’s Directors during the fiscal year ended September 30, 2008 (exclusive of out-of-pocket expenses reimbursed).

Name of Director	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex paid to Directors
Interested Director
Samuel S. Stewart, Jr.	$0	$0	$0
Independent Directors
James U. Jensen	$70,000	$0	$70,000
William R. Swinyard	$64,500	$0	$64,500

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Name of Director	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex paid to Directors
D. James Croft	$60,500	$0	$60,500

Code of Ethics. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund’s investment activities. The Wasatch Funds and the Advisor have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor, as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of its Access Persons. Under the Advisor’s Code, Access Persons are further required to pre-clear by memorandum approved by the Advisor’s Approval Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Wasatch Funds’ interests. Access Persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

Proxy Voting Policies. The Company’s and the Advisor’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Company on behalf of each of its series files their proxy voting records on Form N-PX with the SEC at the end of each 12-month period ended June 30. Form N-PX must be filed by the Company on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Wasatch Funds’ web site at www.wasatchfunds.com or the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2009, the Fund was aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Series L – Strategic Income Fund	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	31.25%
Series L – Strategic Income Fund	Samuel S. Stewart Jr. 269 A Street Salt Lake City, UT 84103	17.02%
Series L – Strategic Income Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	9.22%

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As of January 2, 2009, the directors and officers as a group owned 17.02% of the shares outstanding of the Strategic Income Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Wasatch Funds of approximately $4.5 billion as of December 31, 2008. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization. Dr. Samuel S. Stewart, Jr., Mr. Jeff S. Cardon and Ms. Karey D. Barker by virtue of their share ownership of WA Holdings, Inc., are deemed to control the Advisor.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is the only owner of more than 25% of WA Holdings, Inc. Dr. Stewart is an officer and director of the Advisor and is also an interested director of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board and Chief Executive Officer; Jeff S. Cardon, President, Treasurer and Director; Karey D. Barker, Vice President and Director; Michael K. Yeates, Chief Financial Officer, Vice President and Director; John A. Scowcroft, Director of Research; J.B. Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor the following also hold positions with the Company: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under an Advisory and Service Contract, the Fund pays the Advisor a monthly fee computed on average daily net assets. The Strategic Income Fund pays the Advisor at the annual rate of 0.70%. The management fee is computed and accrued daily and are payable monthly. The management fees paid by certain other Wasatch Funds are higher than the management fees charged by many mutual funds.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of the Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for the Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; reports to government authorities and proxy statements; fees paid to Directors who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Fund’s assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

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The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Advisor. The Advisory and Service Contract shall continue in effect for an initial period of not more than two years and then shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor has contractually agreed to limit until January 31, 2010 the total annual fund operating expenses of the Strategic Income Fund to 0.95% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses and dividend expense on short sales are excluded from the contractual fee waiver.

For the fiscal years ended September 30, 2008, 2007 and 2006, the Advisor accrued the following management fees and waived a portion of its management fees as set forth below.

Name of Fund	2008	2007	2006
Strategic Income Fund[1]
Gross Management Fees	$144,363	$164,728	$42,346
Waived Management Fees	$100,526	$123,442	$103,498

[1]	The Strategic Income Fund commenced operations on February 1, 2006.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Wasatch Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Wasatch Funds.

General Information

Administrator. The Company has entered into an administration agreement dated July 1, 2005, with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective July 1, 2005, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

For the fiscal years ended September 30, 2008, 2007 and 2006, the fees paid to the Administrator are set forth below. The Fund commenced operations on February 1, 2006.

Name of Fund	2008	2007	2006
Strategic Income Fund	$6,042	$5,839	$1,468

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Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Company. Under the agreement with State Street, the cost to each Wasatch Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0125% and decreasing if the assets exceed $3.6 billion.

Distributor. Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Wasatch Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Wasatch Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Wasatch Funds’ transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Wasatch Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as Wasatch Funds’ custodian and is responsible for among other things, safeguarding and controlling the Company’s cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Company.

Legal Counsel to Wasatch Funds and Independent Directors. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Company and its Independent Directors and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1100 Walnut, Suite 1300, Kansas City, Missouri 64106, is the Company’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

Other Service Agreements. The Company, on behalf of the Fund, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Advisor and/or the Fund compensates the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Fund.

PORTFOLIO MANAGERS

As described in the Prospectus, the Fund is managed by a team of Wasatch portfolio managers led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of December 31, 2008.

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Accounts Managed by Portfolio Manager1

	Registered Investment Company Accounts[1]		Other Pooled Investment Vehicle Accounts		Other Accounts[2]
Portfolio Manager	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)
Samuel S. Stewart Jr.	1	15,051,067	3	165,830,000	NA	NA

[1]	Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.

[2]

For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees

Portfolio Manager	Number of Accounts	Assets Managed
Samuel S. Stewart Jr	—	—

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Wasatch Fund’s investments and the investments of any other fund or client accounts the Advisor also manage, including Cross Creek Capital, L.P. (“Cross Creek”), a pooled investment vehicle whose general partner is an indirect wholly-owned subsidiary of the Advisor and may receive a performance based fee from Cross Creek. Such conflicts include allocation of investment opportunities among the Wasatch Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit the Fund and/or other accounts. Additionally, some funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Fund, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. As of December 31, 2008, the Advisor’s Compensation Committee and Executive Committee reviewed and determined the portfolio manager’s compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio managers who are also shareholders of the Advisor additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds that they manage.

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•	Base Salary. Each portfolio manager is paid a fixed base salary based on the individual’s experience and responsibilities.

•

Performance-Based Bonus. A large portion of a portfolio manager’s potential compensation is in the form of a performance-based bonus. The majority of the performance-based bonus is tied to the pre-tax performance of the Fund(s) he or she manages and the remaining small portion is tied to the average pre-tax performance of all of the Wasatch Funds advised by the Advisor (the “team bonus”). Bonuses tied to the performance of the Fund(s) managed by the portfolio manager are paid based on the relevant Fund’s Morningstar (or other, where relevant) peer group ranking for the relative time period (1-year, 3-years and 5-years) while the team bonus is paid based on the average of the Morningstar peer group rankings for all Wasatch Funds for the same time periods (1-year, 3-years and 5-years). Maximum one-year potential performance bonus is 2.7 to 4.0 times base salary. The potential bonus doubles, then triples, once 3-year and 5-year track records are established for each portfolio manager. A small portion (10%) of the portfolio manager’s bonus is a discretionary bonus based on culture attributes such as: teamwork, firm stewardship, people development and mentoring.

As shown in the table above, a portfolio manager may manage multiple separate accounts in addition to the Fund(s). Performance-based bonuses for the Advisor’s portfolio managers are paid on the relative performance of the Fund(s) and separate accounts he or she manages. The Advisor minimizes any conflicts that arise due to the majority of performance-based compensation deriving from one account through its trading policies and procedures as described above.

•	Profit Sharing. In addition to performance-based bonuses, portfolio managers receive profit sharing bonuses quarterly.

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Certain portfolio managers have profit sharing that is granted in units, with the profit sharing per unit tied to the Advisor’s dividend rate. The number of units granted to a portfolio manager depends upon his/her experience and responsibilities. Profit sharing rewards portfolio managers for their contribution to the success of the firm as a whole. These Profit Sharing bonuses are the smallest component of portfolio manager compensation at approximately 0.6 times base salary.

•

Certain portfolio managers, primarily those who are principal shareholders of the Advisor, receive a significant proportion of their compensation in the form of profit sharing that is based on the profitability of the firm. This links their compensation more to the profitability of the firm than to the performance of their managed accounts. We believe that this is appropriate as each of these individuals has a key role in firm management and governance.

•	Dividends. Portfolio managers who are shareholders in the Advisor also receive quarterly dividends. The dividend rate is determined by the Advisor’s Board of Directors.

•

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

Portfolio Management Ownership. As of December 31, 2008, the Portfolio Manager owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

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Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Samuel S. Stewart Jr	Strategic Income Fund	Over $1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices are monitored quarterly by the Board of Directors including the directors that are disinterested persons (as defined in the 1940 Act) of Wasatch Funds.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Fund and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to make transactions for the Fund’s portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

During 2002 there was a shift in the brokerage industry toward trading securities in the over-the-counter market on agency or commission-equivalent basis rather than on a principal or net price basis. Over-the-counter (“OTC”) purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Fund), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients.

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Conflicts may arise in the allocation of investment opportunities among accounts (including the Fund) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Fund) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain personnel of the Advisor provide investment advice to an affiliated private investment fund, Cross Creek, as members of an investment committee appointed by Cross Creek’s general partner, Cross Creek Capital GP, L.P. (the “General Partner”). The General Partner is a wholly-owned subsidiary of the Advisor. From time to time the Fund and Cross Creek may co-invest in the same private company or the Fund may participate in an IPO for a company in which Cross Creek is already a shareholder (each an “aggregated transaction”). The Advisor will generally allocate securities purchased in these aggregated transactions to client accounts (including the Wasatch Funds and Cross Creek) using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain conflicts of interest will arise related to aggregated transactions. The Advisor will disclose to the Board of Directors of the Wasatch Funds the existence of all of the material facts relating to any conflicts of interest between the Advisor, the Fund and Cross Creek in any aggregated transaction to allow the independent directors to approve the mutual fund’s participation in the aggregated transaction, before or after the transaction. The Board of Directors has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various funds and accounts. The Board of Directors, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Fund from being systematically disadvantaged as a result of the aggregated transactions.

The Company’s Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft-dollar arrangements.” Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both

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portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Wasatch Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Wasatch Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year. As of September 30, 2008, the Fund did not own any stock of the Company’s regular brokers or dealers.

During the fiscal years ended September 30, 2008, 2007 and 2006, the Fund paid the following brokerage commissions on agency transactions:

Name of Fund	2008	2007	2006[1]
Strategic Income Fund	$241,584	$200,103	$27,163

[1]	The Strategic Income Fund commenced operations on February 1, 2006. The difference in brokerage fees from 2006 reflects the fact that the Fund operated for only part of that fiscal year.

During the fiscal year ended September 30, 2008, the Fund directed brokerage transactions to brokers for proprietary and third party research services. The amount of such transactions and related commissions were as follows:

Name of Fund	Research Commission Transactions	Research Commissions
Strategic Income Fund	$14,880,744	$39,195

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in November 1997. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or “Funds.” Eighteen such Funds have been established:

Series A Common—Small Cap Growth Fund

Series B Common—Core Growth Fund

Series C Common—U.S. Treasury Fund

Series D Common—Ultra Growth Fund

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Series E Common—Micro Cap Fund

Series F Common—Global Science & Technology Fund

Series G Common—Small Cap Value Fund

Series H Common—International Growth Fund

Series I Common—Micro Cap Value Fund

Series J Common—Heritage Growth Fund

Series K Common—International Opportunities Fund

Series L Common—Strategic Income Fund

Series M Common—Emerging Markets Small Cap Fund

Series N Common—Heritage Value Fund

Series O Common—Global Opportunities Fund

Series P Common—Wasatch-1st Source Income Fund

Series Q Common—Wasatch-1st Source Income Equity Fund

Series R Common—Wasatch-1st Source Long/Short Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of the Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Wasatch Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Wasatch Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Wasatch Fund’s relative net assets during the fiscal year.

Each share of the Funds has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Wasatch Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of Fund shares, the offering price per share on September 30, 2008, was as follows:

	Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
Strategic Income Fund	$21,889,180		2,872,154		$7.62

Shareholder Meetings. The Wasatch Funds are not required to hold annual meetings of shareholders. The Company’s bylaws and Minnesota law provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. The Wasatch Funds communicate important information through the Wasatch Funds’ web site as well as Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

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PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value (NAV or the Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of net asset value or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Fund’s accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Fund’s NAV is calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the joint Pricing Committee of the Advisor and the Wasatch Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board.

The Fund’s portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed, and net asset value will not be calculated, on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day,

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Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund’s net asset value next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of the Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Fund will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of the Fund by the Board of Directors). The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement. The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened. The redemption fee does not apply to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program. The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements. The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account. The redemption fee does not apply in the event of a back office correction made to an account to provide a shareholder with the intended transaction. The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit. The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Wasatch Funds’ officers will be disclosed to the Wasatch Funds’ Board of Directors at its next regularly scheduled

45

quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Investors may exchange their shares of the Fund for shares of the WA-Federated Money Market Account as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Fund, receives a service fee from the WA-Federated Money Market Account at the annual rate of 0.20% of the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from the Fund into the WA-Federated Money Market Account. The Advisor receives a fee from the investment adviser of the WA-Federated Money Market Account for certain administrative and recordkeeping services.

The Fund has authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Fund will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by a financial institution or its authorized designee.

The Wasatch Funds have filed a notification of election under Rule 18f-1 of the 1940 Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund’s shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund’s shares tendered for redemption.

Eligible Investments into Closed Funds

The Advisor periodically closes certain Wasatch Funds to control asset levels. Information on eligible investments in Wasatch Funds closed to new investors and to new investors and existing shareholders can be found on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings or reopenings on the Wasatch Funds’ web site at least two weeks prior to the effective date of the closing. With regard to closed Wasatch Funds, the Advisor reserves the right to make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Wasatch Funds effectively. The Advisor also reserves the right to reject any purchase or refuse any exception, including those detailed below, that it feels will adversely affect its ability to manage the Wasatch Funds effectively. The Advisor has established a Closed Products Exceptions Committee. A majority of the Closed Products Exceptions Committee must approve any investments in closed Wasatch Funds not described below.

Eligible Investments into Funds Closed to New Investors

•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

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•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.

•

Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed Fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

•

IRA contributions and/or IRA rollovers from existing Wasatch Funds shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Wasatch Funds. Certain requirements, such as minimum investment amounts, may be required.

•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts.

•	Exchanges for shares in Wasatch Funds closed to new investors may only be made by shareholders with existing accounts in those Wasatch Funds.

•	Custodians named for minors (children under 18) on existing accounts of Wasatch Funds that are closed to new investors may open new accounts in those Funds.

•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Wasatch Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Wasatch Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

Eligible Investments into Funds Closed to New Investors and Existing Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

•	Shareholders may continue to add to their existing accounts through an existing AIP, but may not increase the AIP amount while a Wasatch Fund is closed.

•

Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

•

IRA contributions and/or IRA rollovers from existing Wasatch shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Wasatch Funds. Certain requirements, such as minimum investment amounts, may be required.

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•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Wasatch Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Wasatch Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Company. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the Federal income tax treatment of assets to be invested in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

The Fund intends to generally pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account).

Distributions paid from the Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is subject to a maximum federal tax rate of 15%. The Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors.

Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently

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subject to a maximum federal income tax rate of 15%. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

Absent further legislation, the current maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds your cost basis in the shares, you generally will be treated as realizing a taxable gain from the sale or exchange of shares.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the

49

Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Fund’s investments practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

The Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the

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foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If the Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject the Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, the Fund may be required to liquidate other investments, including when it may not be advantageous for a Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, a Fund may incur the tax and interest charges described above in some instances.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

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In the case of dividends with respect to taxable years of the Fund beginning prior to 2010, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus does not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Fund’s Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended September 30, 2008, including the notes thereto, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Fund, dated as of September 30, 2008. The information under the caption “Financial Highlights” for the fiscal year ended September 30, 2008, appearing in the Prospectus dated January 31, 2009 has been derived from the financial statements audited by PwC.

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APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B

Wasatch Funds, Inc.

PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of Wasatch Funds, Inc. (the “Company”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I.	Policy

It is the policy of the Board of Directors of the Company (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”) expect with respect to the Fund sub-advised by 1st Source Corporation Investment Advisors, Inc. (the “Sub-Advisor”), the responsibility for voting proxies relating to the portfolio securities of such Fund is delegated to the Sub-Advisor as a part of the Advisor’s and Sub-Advisor’s management of the respective Fund(s), subject to the Board’s continuing oversight. The Advisor and Sub-Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor and Sub-Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s or Sub-Advisor’s respective policies and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Company. The Advisor and the Sub-Advisor, to which authority to vote on behalf of the applicable Funds is delegated, each acts as a fiduciary of the respective Fund(s) and must vote proxies in a manner consistent with the best interest of the Fund(s) and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Advisor and Sub-Advisor Proxy Voting Policy and Procedures. The Advisor and Sub-Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B.

Voting Record Reporting. No less than annually, the Advisor and Sub-Advisor shall report to the Board a record of each proxy voted which deviated from their respective Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Funds during the year. With respect to those proxies of the Fund(s) that the Advisor and Sub-Advisor has identified as involving a material conflict of interest[1], the Advisor and Sub-Advisor shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

[1]	See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

IV.	Revocation

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The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.1

VI.	Disclosures

A.	The Company shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor and Sub-Advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Company shall include in its annual and semi-annual reports to shareholders:

1.	A statement disclosing that a description of the policy and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s web site.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Amended: January 28, 2009

[1]	The Company must file its first report on Form N-PX not later than August 31, 2004, for the 12-month period beginning July 1, 2003, and ending June 30, 2004.

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Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

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Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.

•	Composition of the board and key committees.

•	Stock ownership by directors.

•	Decisions regarding executive pay and director compensation.

•	Corporate governance provisions and takeover activity.

•	Attendance at board meetings.

•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.

•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.

•	Nominees who attend less than 75% of board meetings without valid reasons for absences.

•	Nominees who are party to an interlocking directorship.

•	Efforts to adopt classified board structures.

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Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.

•	The maximum shareholder wealth that would be transferred from the company to executives.

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

•	Cash compensation pegged to market capitalization.

•

Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.

•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.

•	To institute share repurchase plans.

•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other

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similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II.	PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Fund’s Board of Directors.

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No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

•

Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed

•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy

•	Prepare a written report to the Audit Committee with respect to the results of this review

III.	PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the

[1]

Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

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proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes they cast on behalf of clients;

d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;

e)	Record of the voting resolution of any conflict of interest;

f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;

g)	Training attendance records; and

h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

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Clients can also request information by:

•	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111

•	E-mailing to proxyrequest@wasatchadvisors.com

•	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time

•	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

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PART C

OTHER INFORMATION

Item 23.	Exhibits

a-1.	Articles of Incorporation of Wasatch Funds, Inc. dated November 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 18 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on November 30, 1998.

a-2.	Certificate of Designation of Series H Shares of Wasatch Funds, Inc. dated June 18, 2002 is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

a-3.	Certificate of Designation of Series I Shares of Wasatch Funds, Inc. dated June 30, 2003 is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

a-4.	Certificate of Designation of Series J Shares dated February 25, 2004 of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 31 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on May 12, 2004.

a-5.	Certificate of Designation of Series K Shares of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 32 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on October 14, 2004.

a-5.	Certificate of Designation of Series L Shares of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 36 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 31, 2006.

a-6.	Certificate of Designation of Series M Shares and Series N Shares of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 39 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

a-7.	Certificate of Designation of Series O Shares of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 43 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on June 30, 2008.

a-8.	Certificate of Designation of Series P, Series Q and Series R is incorporated herein by reference to Post-Effective Amendment No. 45 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on October 24, 2008.

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b.	Bylaws of Wasatch Funds, Inc. dated June 3, 2005 as amended October 9, 2008 are incorporated herein by reference to Post-Effective Amendment No. 45 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on October 24, 2008.

c.	None.

d-1.	Advisory and Service Contract dated January 27, 1998 is incorporated herein by reference to Post-Effective Amendment No. 18 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on November 30, 1998.

d-2.	Amended Exhibit A to Advisory and Service Contract dated December 8, 2000 is incorporated herein by reference to Post-Effective Amendment No. 22 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 31, 2001.

d-3.	Amended Exhibit A to Advisory and Service Contract dated June 14, 2002 is incorporated herein by reference to Post-Effective Amendment No. 27 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on November 27, 2002.

d-4.	Amended Exhibit A to Advisory and Service Contract dated June 4, 2003 is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

d-5.	Amended Exhibit A to Advisory and Service Contract dated February 25, 2004 is incorporated herein by reference to Post-Effective Amendment No. 30 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on February 27, 2004.

d-6.	Amended Exhibit A to Advisory and Service Contract dated November 17, 2004 is incorporated herein by reference to Post-Effective Amendment No. 33 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on November 30, 2004.

d-7.	Amended Exhibit A to Advisory and Service Contract with respect to Wasatch Strategic Income Fund is incorporated herein by reference to Post-Effective Amendment No. 36 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 31, 2006.

d-8.	Sub-Advisory Agreement, dated as of June 21, 1996, by and between Wasatch Advisors, Inc., and Hoisington Investment Management Company is incorporated herein by reference to Post-Effective Amendment No. 36 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 31, 2006.

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d-9.	Amended Exhibit A to Advisory and Service Contract with respect to Wasatch Emerging Markets Small Cap Fund and Wasatch Heritage Value Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

d-10.	Amended Exhibit A to Advisory and Service Contract with respect to Wasatch Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on June 30, 2008.

d-11.	Advisory and Service Contract with respect to Wasatch-1st Source Income Fund, Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund is incorporated herein by reference to Post-Effective Amendment No. 46 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on December 15, 2008.

d-12.	Sub-Advisory Agreement by and between Wasatch Advisors, Inc. and 1st Source Corporation Investment Advisors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 46 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on December 15, 2008.

d-13.	Amended Exhibit A to Advisory and Service Contract with respect to Wasatch International Opportunities Fund, Wasatch Micro Cap Fund and Wasatch Micro Cap Value Fund is filed herein.

e-1.	Distribution Agreement between Wasatch Funds, Inc. and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 35 to Wasatch Funds, Inc.’s Registration Statement on Form N-1A filed with the Commission on November 16, 2005.

e-2.	Amended Schedule A dated August 30, 2007 to Distribution Agreement between Wasatch Funds, Inc. and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to Wasatch Funds, Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2008.

f.	None.

g.	Custodian Agreement between Wasatch Funds, Inc. and State Street Bank and Trust Company dated June 1, 2003 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Company’s Registration Statement on Form N-1A filed with the Commission on May 2, 2003.

h-1.	Administration Agreement between Wasatch Funds, Inc. and State Street Bank and Trust Company dated July 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 35 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on November 16, 2005.

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h-2.	Investment Accounting Agreement between Wasatch Funds, Inc. and State Street Bank and Trust Company, dated June 1, 2003 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Company’s Registration Statement on Form N-1A filed with the Commission on May 2, 2003.

h-3.	Transfer Agency Agreement dated September 1, 2003 between Wasatch Funds, Inc. and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

h-4.	Addendum to Transfer Agency Agreement dated September 1, 2003 between Wasatch Funds, Inc. and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

h-5.	Customer Identification Program Addendum to Transfer Agency Agreement dated October 1, 2003 between Wasatch Funds, Inc. and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

h-6.	Form of Amended and Restated Expense Limitation Agreement between Wasatch Advisors, Inc. and Wasatch Funds, Inc. is filed herein.

h-6(a).	Expense Limitation Agreement with respect to Wasatch-1st Source Income Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 46 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on December 15, 2008.

h-7.	Addendum to Transfer Agency Agreement dated November 1, 2006 between Wasatch Funds, Inc. and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 40 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on November 30, 2007.

i-1.	Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

i-2.	Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 31 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on May 12, 2004.

i-3.	Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 32 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on October 14, 2004.

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i-4.	Opinion of Counsel with respect to Wasatch Strategic Income Fund is incorporated herein by reference to Post-Effective Amendment No. 36 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 31, 2006.

i-5.	Opinion of Counsel with respect to Wasatch Emerging Markets Small Cap Fund and Wasatch Heritage Value Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

i-6.	Opinion of Counsel with respect to Wasatch Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on June 30, 2008.

i-7.	Opinion of Counsel with respect to Wasatch-1st Source Income Equity Fund, Wasatch-1st Income Fund and Wasatch-1st Source Long/Short Fund is incorporated herein by reference to Post-Effective Amendment No. 45 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on October 24, 2008.

j-1.	Consent of PricewaterhouseCoopers LLP is filed herein.

j-2.	Consent of Ernst & Young LLP is filed herein.

j-3.	Consent of Cohen Fund Audit Services, Ltd. is filed herein.

k.	None.

l.	None.

m.	None.

n.	None.

p-1.	Code of Ethics of Wasatch Advisors, Inc. and Wasatch Funds, Inc. is filed herein.

p-2.	Code of Ethics of Hoisington Investment Management Company is incorporated herein by reference to Post-Effective Amendment No. 37 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 31, 2007.

p-3.	Code of Ethics of 1st Source Corporation Investment Advisors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 46 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on December 15, 2008.

q.	Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 39 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

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Item 24.	Persons Controlled by or Under Common Control with Registrant

Registrant is controlled by its Board of Directors. Registrant neither controls any person or is under common control with any other person.

Item 25.	Indemnification

The Registrant’s Articles of Incorporation provide that the Registrant shall indemnify the Board of Directors for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended.

Section 302A.521 of the Minnesota Statutes, as now enacted, generally provides, in relevant part, that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, including, without limitation, settlements and reasonable expenses, including attorneys fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, including, without limitation, settlements, and reasonable expenses including attorneys fees and disbursements incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

Indemnification shall only be made when (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the indemnitee shall provide a security for his undertaking, (2) the investment company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant

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of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Advisor

Wasatch Advisors, Inc.

Wasatch Advisors, Inc. (the “Advisor” of the Registrant) acted as the investment advisor for employee benefit plans, other tax-free plans including individual retirement accounts, Keoghs, endowments and foundations, and taxable accounts in addition to the eighteen series of Wasatch Funds, Inc. (“Wasatch Funds”). The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management were approximately $4.5 billion (including the Funds) as of December 31, 2008. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization. Dr. Samuel S. Stewart, Jr., Mr. Jeff S. Cardon and Ms. Karey D. Barker by virtue of their share ownership of WA Holdings, Inc., are deemed to control the Advisor. Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is the only owner of more than 25% of the WA Holdings, Inc. Dr. Stewart is an officer and director of the Advisor and is also an interested director of Wasatch Funds.

Certain information regarding each officer and director of the Advisor including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.

Name	Position with Advisor	Other Substantial Business, Profession, Vocation or Employment
Samuel S. Stewart, Jr., Ph.D.	Chairman of the Board and Chief Executive Officer	—

Jeff S. Cardon	President, Treasurer and Director	—

Karey D. Barker	Vice President and Director	—

Michael K. Yeates	Chief Financial Officer, Vice President and Director	—

J.B. Taylor	Director	—

Eric S. Bergeson	Director	—

Daniel D. Thurber	General Counsel, Vice President, Secretary and Chief Compliance Officer	—

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For further information relating to the Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Wasatch Advisors, Inc.—SEC File No. 801-11095.

Hoisington Investment Management Company

Hoisington Investment Management Company (“Hoisington” or the “Sub-Advisor”) is the sub-advisor to the Wasatch-Hoisington U.S. Treasury Fund. Hoisington is a Texas corporation, and its principal place of business is 1250 S. Capital of Texas Highway, Building 3, Suite 600, Austin, Texas 78746. The principal executive officers of the Sub-Advisor and their positions are:

Name	Position with Sub-Advisor
Hoisington, Van, Robert	President

Bright, Janice, Teague	Senior Vice President

Hunt, Lacy, Harris	Executive Vice President & Chief Compliance Officer

Hoisington, Jr., Van, Robert	Executive Vice President

Hoisington, David, Maxwell	Executive Vice President

For further information relating to the Sub-Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Hoisington Investment Management Company—SEC File No. 801-15602

1st Source Corporation Investment Advisors, Inc.

1st Source Corporation Investment Advisors, Inc. (“1st Source”) is the sub-advisor to the Wasatch-1st Source Income Fund. 1st Source is located at 100 North Michigan Street, South Bend, Indiana 46601. For further information relating to 1st Source please reference Form ADV filed under the Investment Advisers Act of 1940 by 1 st Source – SEC File No. 801-60100.

Item 27.	Principal Underwriters

(a)	The sole principal underwriter for the Registrant is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds:

AARP Funds

AirShares EU Carbon Allowances Fund

ALPS ETF Trust

ALPS Variable Insurance Trust

Ameristock Mutual Fund, Inc.

BLDRS Index Fund Trust

Campbell Multi-Strategy Trust

CornerCap Group of Funds

DIAMONDS Trust

Financial Investors Trust

Financial Investors Variable Insurance Trust

Firsthand Funds

Forward Funds

Heartland Group, Inc.

Hennsler Funds, Inc.

Holland Balanced Fund

Laudus Trust

Milestone Funds

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MTB Group of Funds

Pax World Funds

PowerShares QQQ 100 Trust Series 1

Scottish Widows Investment Partnership

SPDR Trust

MidCap SPDR Trust

Select Sector SPDR Trust

State Street Institutional Investment Trust

Stonebridge Funds, Inc.

Stone Harbor Investment Funds

TDX Independence Funds, Inc.

Utopia Funds

W.P. Stewart Funds

Wasatch Funds, Inc.

Westcore Trust

Williams Capital Liquid Assets Fund

WisdomTree Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant, are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
Thomas A. Carter	None	President, Director

Edmund J. Burke	None	Director

John C. Donaldson	None	Vice President, Chief Financial Officer

Jeremy O. May	None	Director

Spencer Hoffman	None	Director

Tané T. Tyler	None	Vice President, General Counsel; Secretary

Diana M. Adams	None	Vice President; Controller; Treasurer

Bradley J. Swenson	None	Vice President, Chief Compliance Officer

Richard Hetzer		Executive Vice President

Kevin J. Ireland		Vice President, Director of Institutional Sales

Mark R. Kiniry		Vice President, National Sales Director-Investments

Robert J. Szydlowski	None	Vice President, Chief Technology Officer

*	All Addresses are 1290 Broadway, Suite 1100, Denver, Colorado 80203

(c)	None

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Item 28.	Location of Accounts and Records

1.	Wasatch Advisors, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111 and 44 Cook Street, Suite 611, Denver, CO 80206 (records relating to its function as investment advisor).

2.	State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 and Two Avenue de Lafayette, Boston, MA 02111 (records relating to its function as custodian, administrator and fund accounting servicing agent).

3.	UMB Fund Services, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as transfer agent and shareholder servicing agent).

4.	ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor).

5.	1st Source Corporation Investment Advisors, Inc., 100 North Michigan Street, South Bend, Indiana 46601 (records relating to its function as sub-advisor).

6.	Hoisington Investment Management Company, 1250 S. Capital of Texas Highway, Building 3, Suite 600, Austin, Texas 78746 (records relating to its function as sub-advisor).

Item 29.	Management Services

Other than as set forth under the caption “Management of the Company” in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Fund” and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30.	Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 47 to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 47 under the Securities Act of 1933, as amended and Post-Effective Amendment No. 49 under the Investment Company Act of 1940, as amended to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, and the State of Utah on the 28th day of January 2009.

WASATCH FUNDS, INC.

By	/s/ Samuel S. Stewart
Samuel S. Stewart, Jr., Ph.D.,
President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Samuel S. Stewart	President and Director (principal executive officer)	January 28, 2009
Samuel S. Stewart, Jr., Ph.D.

/s/ Eric Huefner	Treasurer	January 28, 2009
Eric Huefner	(principal financial and accounting officer)

James U. Jensen*	Director	January 28, 2009
James U. Jensen, Esquire

William R. Swinyard*	Director	January 28, 2009
William R. Swinyard

D. James Croft*	Director	January 28, 2009
D. James Croft

/s/ Russell L. Biles
Russell L. Biles
Attorney-in-Fact
January 28, 2009

*	Signed pursuant to powers of attorney authorizing Russell L. Biles to execute this Registration Statement, and Amendments thereto, for each of the Directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and are incorporated herein by reference to Post-Effective Amendment No. 39 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

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Exhibit Index

Exhibit No.
d-13.	Amended Schedule A to Advisory and Service Contract

h-6.	Form of Amended and Restated Expense Limitation Agreement

j-1.	Consent of PricewaterhouseCoopers LLP

j-2.	Consent of Ernst & Young LLP

j-3.	Consent of Cohen Fund Audit Services, Ltd.

p-1.	Code of Ethic of Wasatch Advisors, Inc.

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